EXHIBIT 10.1

                               FIRST AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and dated as of the 13th day of September, 2001 by and among the Lenders currently party to the Credit Agreement referred to below, BANK ONE, NA, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), THE BANK OF NOVA SCOTIA, as documentation agent (in such capacity, the "Documentation Agent"), SYNCOR INTERNATIONAL CORPORATION, a Delaware corporation (the "Parent"), and SYNCOR MANAGEMENT CORPORATION, a Delaware corporation (the "Borrower").

                                    RECITALS

     A. Pursuant to that certain First Amended and Restated Credit Agreement dated as of May 10, 2001, by and among the Administrative Agent, the Documentation Agent, the Lenders, the Parent and the Borrower (as amended, extended and replaced from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein are used with the meanings given such terms in the Credit Agreement.

     B. The parties to the Credit Agreement have agreed to amend the same in certain respects and desire to set forth the terms and conditions of such amendment pursuant hereto.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

     1. Limited Recourse Sales of Assets. To reflect the agreement of the parties hereto to permit the Parent and its Subsidiaries to engage in certain limited recourse sales of assets, effective as of the First Amendment
Effective Date (as defined in Paragraph 10 below), a new subparagraph (iii) is hereby added in correct numerical order to Section 6.13 of the Credit Agreement to read in its entirety as follows:

          "(iii)    Any transfer of an interest in accounts or notes
     receivable on a limited recourse basis, provided that such transfer qualifies as a sale under Agreement Accounting Principles and that the aggregate dollar amount owing by the obligors under the assets which are the subject of such sales does not exceed at any time following the consummation of such sales $100,000,000."

     2. Modification of Permitted Indebtedness. To reflect the agreement of the parties hereto to allow the Parent and its Subsidiaries to incur Indebtedness in connection with limited recourse sales of assets and certain Indebtedness subordinate to the Obligations, and to otherwise modify the limitations associated with the incurrence of Indebtedness, effective as of the First Amendment Effective Date:

          (a) Section 6.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

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          "6.11     Indebtedness.  The Parent will not, nor will it permit any
     Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

               (i)  The Obligations.

               (ii) Indebtedness existing on the date hereof (other than Indebtedness under the Bridge Facility) and described in SCHEDULE 6.11 hereto.

               (iii) Indebtedness arising under Rate Hedging Agreements involving notional amounts not in excess of $150,000,000 in the aggregate at any one time.

               (iv) Indebtedness issued following the Effective Date the proceeds of which are applied as required pursuant to Section 2.17(i).

               (v) Indebtedness assumed in connection with Acquisitions consummated following the Effective Date and permitted pursuant to Section 6.14(vii), which does not exceed $50,000,000.

               (vi) Subordinated Indebtedness with a scheduled maturity date no earlier than twelve (12) full months following the scheduled Facility Termination Date, as in effect on the date of issuance of such Subordinated Indebtedness.

               (vii) Indebtedness arising in connection with transactions permitted by Section 6.13(iii).

               (viii) Other Indebtedness, including, without limitation, Indebtedness under Capitalized Leases (in addition to Indebtedness under Capitalized Leases assumed in connection with Acquisitions permitted pursuant to subsection (v) above), not otherwise permitted pursuant to subsections (i) through (vii) above, in an aggregate amount outstanding at any date not to exceed $75,000,000.

          In the event the Parent or any Subsidiary wishes to assume any Indebtedness in connection with any Acquisition after the date of this Agreement in addition to that permitted in this Section 6.11 above, the Parent shall provide all relevant documents in connection with such Indebtedness to the Administrative Agent and the Lenders for their review and prior approval. The Administrative Agent and the Lenders shall use their reasonable judgment in reviewing such documents and in deciding whether to grant such approval. "

          (b) The parenthetical set forth in subsection (ii) of Section 2.17 is hereby amended to read in its entirety as follows:

          "(other than Indebtedness permitted to be incurred pursuant to subsections (i), (iii), (v) and (viii) of Section 6.11 below)"

          (c) The following new definition is hereby added in correct alphabetical order to the definitions set forth in Article I of the Credit
Agreement:

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          "`Subordinated Indebtedness' means Indebtedness of the Parent or any of its Subsidiaries which is subordinate to the Obligations on terms and subject to conditions acceptable to the Administrative Agent in its sole and absolute discretion, but which Indebtedness shall in any event be unsecured."

     3. Modification of Restrictions on Acquisitions. To reflect the agreement of the parties to liberalize certain restrictions on Acquisitions set forth in the Credit Agreement, subsection (vii) of Section 6.14 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(vii)    Friendly Acquisitions involving (a) total
     consideration, including, without limitation, Indebtedness assumed in connection therewith, in an amount not to exceed (1) $30,000,000 in any one transaction or series of transactions related to the same entity (and as to which any Indebtedness assumed in connection therewith does not exceed $15,000,000); or (2) in the aggregate determined as of the last day of each fiscal quarter for the 12-month period ending on such date, $100,000,000 (excluding, for purposes of calculating compliance with this clause (2), Acquisitions consummated prior to October 1, 2000 and as to which any Indebtedness assumed in connection therewith does not exceed $30,000,000 in the aggregate),
     (b) targets in a similar line of business (radioactive pharmaceuticals and diagnostic imaging and related high technology medical services) as the Parent, and (c) targets with a positive EBITDA; provided that on a pro forma basis, the Parent shall remain in compliance with all the covenants under this Agreement immediately upon consummation of such Acquisition."

     4. Modification of Restrictions on Capital Expenditures. To reflect the agreement of the parties to liberalize certain restrictions on Capital Expenditures set forth in the Credit Agreement, Section 6.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "6.16     Capital Expenditures.  The Parent will not, nor will it
     permit any Subsidiary to, expend, or be committed to expend for Capital Expenditures in the aggregate in excess of the sum of, determined on a consolidated basis as of the last day of each fiscal quarter for the 12-month period ending on such date: (i) 100% of all depreciation, depletion and amortization expenses of the Parent and its Subsidiaries on a consolidated basis, plus (ii) the following percentage of the net income of the Parent and its Subsidiaries: (1) as of the last day in each fiscal quarter of fiscal years 2001 and 2002, 75%, and (2) at all times thereafter, 50% ."

     5. Increases in Aggregate Commitment Following Mandatory Prepayment. To reflect the agreement of the parties that mandatory prepayments which reduce the Aggregate Commitment are not intended to preclude subsequent increases in the Aggregate Commitment as a result of the inclusion of additional Lenders under the facility or the agreement of an existing Lender to increase its individual Commitment thereunder, Section 2.17 of the Credit Agreement is hereby amended to add the following sentence at the end of said Section:

          "Nothing contained herein shall in any manner or to any extent be deemed to prohibit the inclusion of a new Lender hereunder pursuant to
     Section 2.3.1 or the increase by an existing Lender of its Commitment pursuant to Section 2.4 (subject to the terms and conditions set forth in said Sections and otherwise in this Agreement) following a reduction of the Aggregate Commitment upon application of the proceeds of a mandatory prepayment as provided above, notwithstanding that such inclusion or increase shall thereafter increase the Aggregate Commitment."

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     6.   Leverage Ratios.  To reflect the agreement of the parties hereto to modify the required Leverage Ratio test set forth in the Credit Agreement in the event that the Parent and its Subsidiaries elect to issue Subordinated Indebtedness, effective as of the Effective Date:

          (a) Section 6.19 of the Credit Agreement is hereby amended in its entirety as follows:

          "6.19.    Leverage Ratios.  The Parent will not permit, as of the
     last day of each fiscal quarter:

               (i) Prior to the issuance by the Parent or any of its Subsidiaries of any Subordinated Indebtedness, its Leverage Ratio to exceed: 2.50:1.00.

               (ii) Following the issuance by the Parent or any of its Subsidiaries of Subordinated Indebtedness:

                    (a)  Its Leverage Ratio to exceed:  3.00:1.00.

                    (b)  Its Adjusted Leverage Ratio to exceed: 2.00:1.00."

          (b) The following new definition is hereby added in proper alphabetical order to the definitions set forth in Article I of the Credit Agreement to read in its entirety as follows:

          "`Adjusted Leverage Ratio' means, as of any date of determination, the ratio of (i) the total Indebtedness, minus any Subordinated Indebtedness of the Parent and its Subsidiaries (determined on a consolidated basis) with a scheduled maturity date no earlier than twelve (12) full months following the then current scheduled Facility Termination Date, divided by (ii) the EBITDA of the Parent and its Subsidiaries (determined on a consolidated basis) for the twelve (12) month period ending on such date."

     7. Modification of Pricing. Effective as of the First Amendment Effective Date the Pricing Schedule attached to the Credit Agreement as Annex 2 is hereby amended in its entirety and replaced and superseded by the Pricing Schedule attached hereto as Replacement Annex 2.

     8. Reaffirmation of Loan Documents. The Parent and Borrower hereby affirm and agree that except to the extent expressly provided herein, the Credit Agreement, the Notes and the other Loan Documents remain in full force and effect.

     9. Reaffirmation of Guaranties. By acknowledging and agreeing to this Amendment as provided below, each of the Guarantors affirms and agrees that:
(a) the execution and delivery by the Borrower and the Parent and the performance of their obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of the Guarantors or the rights of the Lenders and the Administrative Agent under the Guaranties or any other document, instrument or agreement made or given by the Guarantors in connection therewith, (b) the term "Obligations" as used in the Guaranties includes, without limitation, the Obligations under the Credit Agreement as amended hereby, and (c) the Guaranties remain in full force and effect.

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     10.  First Amendment Effective Date.  This Amendment shall be effective as of the date (the "First Amendment Effective Date") the Administrative Agent shall have received each of the following:

          (a)  A copy of this Amendment duly executed by all parties hereto;

          (b) An amendment fee in an amount equal to one tenth of one percent (0.10%) of the Aggregate Commitment as of the First Amendment Effective Date to be distributed to the Lenders in accordance with their Percentage Shares;

          (c) Evidence of payment to the Arranger of any amounts due in connection with that certain letter agreement between the Borrower, the Parent and the Arranger dated August 20, 2001; and

          (d) Such other documents, instruments, agreements, corporate authorizations and opinions of legal counsel as the Administrative Agent or the Lenders may reasonably request.

     11. Representations and Warranties. The Borrower and the Parent hereby represent and warrant to the Administrative Agent and the Lenders that as of the date hereof and at and as of the First Amendment Effective Date and both before and after giving effect hereto:

          (a) Each of the Borrower and the Parent has the corporate power and authority and the legal right to execute, deliver and perform the Amendment and has taken all necessary corporate action to authorize such execution, delivery and performance.

          (b) The Amendment has been duly executed and delivered on behalf of such Person and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

          (c) The representations and warranties of the Borrower and the Parent contained in the Credit Agreement as amended hereby are accurate and complete in all material respects.

          (d)  There has not occurred a Default or Unmatured Default.

     12. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

     13. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                           [Signature pages following]
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                              SYNCOR MANAGEMENT CORPORATION, as the Borrower


                              By: /s/William P. Forster
                              Name: William P. Forster
                              Title: CFO


                              SYNCOR INTERNATIONAL CORPORATION, as the Parent


                              By: /s/William P. Forster
                              Name: William P. Forster
                              Title: CFO


                              BANK ONE, NA, as Administrative Agent
                              and as a Lender


                              By: /s/Joseph Perdenza
                              Name: Joseph Perdenza
                              Title: Assistant Vice President


                              THE BANK OF NOVA SCOTIA, as Documentation Agent and as a Lender


                              By: /s/R. P. Reynolds
                              Name: Robert P. Reynolds
                              Title: Director


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                              FLEET NATIONAL BANK, as a Lender


                              By: /s/Gordon B. Coughlin
                              Name: Gordon B. Coughlin
                              Title: Vice President


                              MELLON BANK, N.A., as a Lender


                              By:
                              Name:
                              Title:


                              THE NORTHERN TRUST COMPANY, as a Lender


                              By: /s/Steven Ryan
                              Name: Steven Ryan
                              Title: Vice President


                              UNITED CALIFORNIA BANK (formerly Sanwa Bank
                              California), as a Lender


                              By: /s/Chuck Weerasooriya
                              Name: Chuck Weerasooriya, CFA
                              Title: Vice President


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                              UNION BANK OF CALIFORNIA, N.A., as a Lender


                              By: /s/Philip M. Roesner
                              Name: Philip M. Roesner
                              Title: Vice President


                              KEY CORPORATE CAPITAL INC., as a Lender


                              By: /s/Terry A. Graffis
                              Name: Terry A. Graffis
                              Title: Senior Vice President


Acknowledged and agreed to
as of the 13th day of September, 2001:

COMPREHENSIVE MEDICAL IMAGING, INC.,
as a Guarantor


By: /s/Monty Fu
Name: Monty Fu
Title:


SYNCOR OVERSEAS LTD.,
as a Guarantor


By: /s/William P. Forster
Name: William P. Forster
Title: CFO


SYNCOR INTERNATIONAL CORPORATION,
as a Guarantor


By: /s/William P. Forster
Name: William P. Forster
Title: CFO

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                                                        REPLACEMENT ANNEX 2

                                PRICING SCHEDULE

   APPLICABLE MARGIN   LEVEL I   LEVEL II   LEVEL III   LEVEL IV    LEVEL V
                        STATUS    STATUS      STATUS     STATUS      STATUS

    Eurodollar Rate     1.125%    1.375%      1.625%     1.875%      2.25%
          ABR            -0-%      -0-%        -0-%       0.25%      0.625%

    APPLICABLE FEE     LEVEL I   LEVEL II     LEVEL    LEVEL IV    LEVEL V
         RATE           STATUS    STATUS       III      STATUS      STATUS
                                             STATUS

    Commitment Fee      0.25%     0.275%      0.30%      0.35%      0.40%
   Standby Letter of    1.125%    1.375%     1.625%     1.875%      2.25%
      Credit Fee

     For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

     "Financials" means the annual or quarterly financial statements of the Parent delivered pursuant to the Credit Agreement.

     "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Parent referred to in the most recent Financials, the Leverage Ratio is less than 1.25 to 1.00.

     "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Parent referred to in the most recent Financials, (i) the Parent has not qualified for Level I Status and (ii) the Leverage Ratio is equal to or greater than 1.25 to 1.00 but less than 1.75 to 1.00.

     "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Parent referred to in the most recent Financials, (i) the Parent has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is equal to or greater than 1.75 to 1.00 but less than 2.25 to 1.00.

     "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Parent referred to in the most recent Financials, (i) the Parent has not qualified for Level I Status, Level II Status or level III Status and
(ii)  the Leverage Ratio is equal to or greater than 2.25 to 1.00 but less  than
2.75 to 1.00.

     "Level V Status" exists at any date if the Parent has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.

     "Status" means Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

     The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Parent's Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Agent has received the applicable Financials. If the Parent fails to deliver the Financials to the Agent at the time required pursuant to the Credit Agreement, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

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                      Exhibit 10.2

                   SEVERANCE AGREEMENT

          THIS AGREEMENT, dated August 24, 2001, is made

by and between,  Syncor International Corporation (the

"Company"), and Haig Bagerdjian (the "Executive").

          WHEREAS, the Company considers it essential to

the best interests of its stockholders to foster the

continued employment of key management personnel; and

          WHEREAS, the Board recognizes that, as is the

case with many publicly held corporations, the

possibility of a Change in Control exists and that such

possibility, and the uncertainty and questions which it

may raise among management, may result in the departure

or distraction of management personnel to the detriment

of the Company and its stockholders; and

          WHEREAS, the Board has determined that

appropriate steps should be taken to reinforce and

encourage the continued attention and dedication of

members of the Company's management, including the

Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control;

          NOW, THEREFORE, in consideration of the

premises and the mutual covenants herein contained, the

Company and the Executive hereby agree as follows:

          1.  Defined Terms.  The definitions of

capitalized terms used in this Agreement are provided in

the last Section hereof.

          2.  Term of Agreement.  The Term of this

Agreement shall commence on the date hereof and shall

continue in effect through December 31, 2002; provided,

however, that commencing on January 1, 2002 and each

January 1 thereafter, the Term shall automatically be

extended for one additional year unless, not later than

September 30 of the preceding year, the Company or the

Executive shall have given notice not to extend the Term;

and further provided, however, that if a Change in

Control shall have occurred during the Term, the Term

shall expire no earlier than twenty-four (24) months beyond the month in which such Change in Control occurred.

          3.  Company's Covenants Summarized.  In order

to induce the Executive to remain in the employ of the

Company and in consideration of the Executive's covenants

set forth in Section 4 hereof, the Company agrees, under

the conditions described herein, to pay the Executive the

Severance Payments and the other payments and benefits

described herein.  Except as provided in Section 9.1

hereof, no Severance Payments shall be payable under this

Agreement unless there shall have been (or, under the

terms of the second sentence of Section 6.1 hereof, there

shall be deemed to have been) a termination of the

Executive's employment with the Company following a

Change in Control and during the Term.  This Agreement

shall not be construed as creating an express or implied

contract of employment and, except as otherwise agreed in

writing between the Executive and the Company, the

Executive shall not have any right to be retained in the

employ of the Company.

          4.  The Executive's Covenants.  The Executive

agrees that, subject to the terms and conditions of this

Agreement, in the event of a Potential Change in Control

during the Term, the Executive will remain in the employ

of the Company until the earliest of (i) a date which is

six (6) months from the date of such Potential Change in

Control, (ii) the date of a Change in Control, (iii) the

date of termination by the Executive of the Executive's

employment for Good Reason or by reason of death,

Disability or Retirement, or (iv) the termination by the

Company of the Executive's employment for any reason.

          5.  Compensation Other Than Severance Payments.

          5.1  Following a Change in Control and during

the Term, during any period that the Executive fails to

perform the Executive's full-time duties with the Company

as a result of incapacity due to physical or mental

illness, the Company shall pay the Executive's full

salary to the Executive at the rate in effect at the

commencement of any such period, together with all

compensation and benefits payable to the Executive

under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period (other than any disability plan), until the

Executive's employment is terminated by the Company for

Disability.

          5.2  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay the

Executive's full salary to the Executive through the Date

of Termination at the rate in effect immediately prior to

the Date of Termination or, if higher, the rate in effect

immediately prior to the first occurrence of an event or

circumstance constituting Good Reason, together with all

compensation and benefits payable to the Executive

through the Date of Termination under the terms of the

Company's compensation and benefit plans, programs or

arrangements as in effect immediately prior to the Date

of Termination or, if more favorable to the Executive, as

in effect immediately prior to the first occurrence of an

event or circumstance constituting Good Reason.

          5.3  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay to the

Executive the Executive's normal post-termination

compensation and benefits as such payments become due.

Such post-termination compensation and benefits shall be

determined under, and paid in accordance with, the

Company's retirement, insurance and other compensation or

benefit plans, programs and arrangements as in effect

immediately prior to the Date of Termination or, if more

favorable to the Executive, as in effect immediately

prior to the occurrence of the first event or

circumstance constituting Good Reason.

          6.  Severance Payments.

          6.1  If the Executive's employment is

terminated following a Change in Control and during the

Term, other than (A) by the Company for Cause, (B) by

reason of death or Disability, or (C) by the Executive

without Good Reason,  then the Company shall pay the

Executive the amounts, and provide the Executive the benefits, described in this Section 6.1 ("Severance

Payments") and Section 6.2, in addition to any payments

and benefits to which the Executive is entitled under

Section 5 hereof.  For purposes of this Agreement, the

Executive's employment shall be deemed to have been

terminated following a Change in Control by the Company

without Cause or by the Executive with Good Reason, if

(i) the Executive's employment is terminated by the

Company without Cause prior to a Change in Control

(whether or not a Change in Control ever occurs) and such

termination was at the request or direction of a Person

who has entered into an agreement with the Company the

consummation of which would constitute a Change in

Control, (ii) the Executive terminates his employment for

Good Reason prior to a Change in Control (whether or not

a Change in Control ever occurs) and the circumstance or

event which constitutes Good Reason occurs at the request

or direction of such Person, or (iii) the Executive's

employment is terminated by the Company without Cause or

by the Executive for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a

Change in Control (whether or not a Change in Control

ever occurs).  For purposes of any determination

regarding the applicability of the immediately preceding

sentence, any position taken by the Executive shall be

presumed to be correct unless the Company establishes to

the Committee by clear and convincing evidence that such

position is not correct.

                    (A)  In lieu of any further salary

          payments to the Executive for periods subsequent to

          the Date of Termination and in lieu of any severance

          benefit otherwise payable to the Executive, the

          Company shall pay to the Executive a lump sum

          severance payment, in cash, equal to two and one-

          quarter (2 1/4) times the sum of (i) the Executive's

          base salary as in effect immediately prior to the

          Date of Termination or, if higher, in effect

          immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and

          (ii) the greater of the average annual bonus earned

          by the Executive pursuant to any annual bonus or

          incentive plan maintained by the Company in respect

          of the three fiscal years ending immediately prior

          to the fiscal year in which occurs the Date of

          Termination or, if higher, immediately prior to the

          fiscal year in which occurs the first event or

          circumstance constituting Good Reason and the

          Executive's target annual bonus under such plan for

          the year in which occurs the Date of Termination or,

          if higher, for the year immediately preceding the

          year in which occurs the first event or circumstance

          constituting Good Reason.

                    (B)  For the twenty-seven (27) month

          period immediately following the Date of

          Termination, the Company shall arrange to provide

          the Executive and his dependents life, disability,

          accident and health insurance benefits substantially

          similar to those provided to the Executive and his dependents immediately prior to the Date of

          Termination or, if more favorable to the Executive,

          those provided to the Executive and his dependents

          immediately prior to the first occurrence of an

          event or circumstance constituting Good Reason, at

          no greater cost to the Executive than the cost to

          the Executive immediately prior to such date or

          occurrence; provided, however, that, unless the

          Executive consents to a different method (after

          taking into account the effect of such method on the

          calculation of "parachute payments" pursuant to

          Section 6.2 hereof), such health insurance benefits

          shall be provided through a third-party insurer.

          Benefits otherwise receivable by the Executive

          pursuant to this Section 6.1 (B) shall be reduced to

          the extent benefits of the same type are received by

          or made available to the Executive during the twenty-

          seven (27) month period following the Executive's

          termination of employment (and any such benefits

          received by or made available to the

          Executive shall be reported to the Company by the

          Executive); provided, however, that the Company

          shall reimburse the Executive for the excess, if

          any, of the cost of such benefits to the Executive

          over such cost immediately prior to the Date of

          Termination or, if more favorable to the Executive,

          the first occurrence of an event or circumstance

          constituting Good Reason.

                    (C)  Notwithstanding any provision of

          any annual or long-term incentive plan to the

          contrary, the Company shall pay to the Executive a

          lump sum amount, in cash, equal to any unpaid

          incentive compensation which has been allocated or

          awarded to the Executive for a completed fiscal year

          or other measuring period preceding the Date of

          Termination under any such plan and which, as of the

          Date of Termination, is contingent only upon the

          continued employment of the Executive to a

          subsequent date.

                    (D)  In addition to the retirement

          benefits to which the Executive is entitled under

          each Pension Plan (or any successor plan thereto)

          that constitutes a defined benefit pension plan, the

          Company shall pay the Executive a lump sum amount,

          in cash, equal to the excess of (i) the actuarial

          equivalent of the aggregate retirement pension

          (taking into account any early retirement subsidies

          associated therewith and determined as a straight

          life annuity commencing at the date (but in no event

          earlier than the twenty-seven month anniversary of

          the Date of Termination) as of which the actuarial

          equivalent of such annuity is greatest) which the

          Executive would have accrued under the terms of all

          such Pension Plans (without regard to any amendment

          to any such Pension Plan made subsequent to a Change

          in Control and on or prior to the Date of

          Termination, which amendment adversely affects in

          any manner the computation of retirement benefits

          thereunder), determined as if the Executive were fully vested thereunder and had accumulated (after the Date of Termination) twenty-seven (27)

          additional months of service credit thereunder and

          had been credited under each such Pension Plan

          during such period with compensation equal to the

          Executive's compensation (as defined in such Pension

          Plan) during the twelve (12) months immediately

          preceding Date of Termination or, if higher, during

          the twelve months immediately prior to the first

          occurrence of an event or circumstance constituting

          Good Reason, over (ii) the actuarial equivalent of

          the aggregate retirement pension (taking into

          account any early retirement subsidies associated

          therewith and determined as a straight life annuity

          commencing at the date (but in no event earlier than

          the Date of Termination) as of which the actuarial

          equivalent of such annuity is greatest) which the

          Executive had accrued pursuant to the provisions of

          the such Pension Plans as of the Date of

          Termination.  For purposes of this Section 6.1(D),

          "actuarial equivalent" shall be determined using the

          same assumptions utilized under the Company's tax-

          qualified defined benefit pension plan for salaried

          employees immediately prior to the Date of

          Termination. or, if more favorable to the Executive,

          immediately prior to the first occurrence of an

          event or circumstance constituting Good Reason.  In

          addition to the benefits to which the Executive is

          entitled under the Pension Plan (or any successor

          plan thereto) that constitutes a defined

          contribution pension plan, the Company shall pay the

          Executive a lump sum amount, in cash, equal to the

          sum of (i) the amount that would have been

          contributed thereto by the Company on the

          Executive's behalf with respect to twenty-seven (27)

          months immediately following the Date of

          Termination, determined (x) as if the Executive made

          the maximum permissible contributions thereto during

          such period, (y) as if the Executive earned

          compensation during such period at a rate equal to the Executive's compensation (as defined in the

          Pension Plan) during the twelve (12) months

          immediately preceding the Date of Termination or, if

          higher, during the twelve months immediately prior

          to the first occurrence of an event or circumstance

          constituting Good Reason, and (z) without regard to

          any amendment to the Pension Plan made subsequent to

          a Change in Control and on or prior to the Date of

          Termination, which amendment adversely affects in

          any manner the computation of benefits thereunder,

          and (ii) the excess, if any, of (x) the Executive's

          account balance under the Pension Plan as of the

          Date of Termination over (y) the portion of such

          account balance that is nonforfeitable under the

          terms of the Pension Plan.

                    (E)  If the Executive would have

          become entitled to benefits under the Company's post-

          retirement health care or life insurance plans, as

          in effect immediately prior to the Date of

          Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting

          Good Reason, had the Executive's employment

          terminated at any time during the period of twenty-

          seven (27) months after the Date of Termination, the

          Company shall provide such post-retirement health

          care or life insurance benefits to the Executive and

          the Executive's dependents commencing on the later

          of (i) the date on which such coverage would have

          first become available and (ii) the date on which

          benefits described in subsection (B) of this Section

          6.1 terminate.

                    (F)  The Company shall provide the

          Executive with outplacement services suitable to the

          Executive's position for a period of one (1) year

          or, if earlier, until the first acceptance by the

          Executive of an offer of employment; provided,

          however, that in no event shall the cost for such

          outplacement services exceed $50,000.

          6.2  (A)  Whether or not the Executive becomes

entitled to the Severance Payments, if any of the

payments or benefits received or to be received by the

Executive in connection with a Change in Control or the

Executive's termination of employment (whether pursuant

to the terms of this Agreement or any other plan,

arrangement or agreement with the Company, any Person

whose actions result in a Change in Control or any Person

affiliated with the Company or such Person) (all such

payments and benefits, excluding the Gross-Up Payment,

being hereinafter referred to as the "Total Payments")

will be subject to the Excise Tax, the Company shall pay

to the Executive an additional amount (the "Gross-Up

Payment") such that the net amount retained by the

Executive, after deduction of any Excise Tax on the Total

Payments and any federal, state and local income and

employment taxes and Excise Tax upon the Gross-Up

Payment, and after taking into account the phase out of

itemized deductions attributable to the Gross-Up Payment,

shall be equal to the Total Payments.

               (B)  For purposes of determining whether any of

the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments

shall be treated as "parachute payments" (within the

meaning of section 280G(b)(2) of the Code) unless, in the

opinion of tax counsel ("Tax Counsel") reasonably

acceptable to the Executive and selected by the

accounting firm which was, immediately prior to the

Change in Control, the Company's independent auditor (the

"Auditor"), such payments or benefits (in whole or in

part) do not constitute parachute payments, including by

reason of section 280G(b)(4)(A) of the Code, (ii) all

"excess parachute payments" within the meaning of section

280G(b)(l) of the Code shall be treated as subject to the

Excise Tax unless, in the opinion of Tax Counsel, such

excess parachute payments (in whole or in part) represent

reasonable compensation for services actually rendered

(within the meaning of section 280G(b)(4)(B) of the Code)

in excess of the Base Amount allocable to such reasonable

compensation, or are otherwise not subject to the Excise

Tax, and (iii) the value of any noncash benefits or any

deferred payment or benefit shall be determined by the

Auditor in accordance with the principles of sections

280G(d)(3) and (4) of the Code.  For purposes of

determining the amount of the Gross-Up Payment, the

Executive shall be deemed to pay federal income tax at

the highest marginal rate of federal income taxation in

the calendar year in which the Gross-Up Payment is to be

made and state and local income taxes at the highest

marginal rate of taxation in the state and locality of

the Executive's residence on the Date of Termination (or

if there is no Date of Termination, then the date on

which the Gross-Up Payment is calculated for purposes of

this Section 6.2), net of the maximum reduction in

federal income taxes which could be obtained from

deduction of such state and local taxes.

               (C)  In the event that the Excise Tax is finally

determined to be less than the amount taken into account

hereunder in calculating the Gross-Up Payment, the

Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the

portion of the Gross-Up Payment attributable to such

reduction (plus that portion of the Gross-Up Payment

attributable to the Excise Tax and federal, state and

local income and employment taxes imposed on the Gross-Up

Payment being repaid by the Executive), to the extent

that such repayment results in a reduction in the Excise

Tax and a dollar-for-dollar reduction in the

Executive's taxable income and wages for purposes of

federal, state and local income and employment taxes,

plus interest on the amount of such repayment at 120% of

the rate provided in section 1274(b)(2)(B) of the Code.

In the event that the Excise Tax is determined to exceed

the amount taken into account hereunder in calculating

the Gross-Up Payment (including by reason of any payment

the existence or amount of which cannot be determined at

the time of the Gross-Up Payment), the Company shall make

an additional Gross-Up Payment in respect of such excess

(plus any interest, penalties or additions payable by the

Executive with respect to such excess) within five (5)

business days following the time that the amount of such

excess is finally determined.  The Executive and the

Company shall each reasonably cooperate with the other in

connection with any administrative or judicial

proceedings concerning the existence or amount of

liability for Excise Tax with respect to the Total

Payments.

          6.3  The payments provided in subsections (A), (C)

and (D) of Section 6.1 hereof and in Section 6.2 hereof

shall be made not later than the fifth day following the

Date of Termination (or if there is no Date of

Termination, then the date on which the Gross-Up Payment

is calculated for purposes of Section 6.2 hereof);

provided, however, that if the amounts of such payments

cannot be finally determined on or before such day, the

Company shall pay to the Executive on such day an

estimate, as determined in good faith by the Executive

or, in the case of payments under Section 6.2 hereof, in

accordance with Section 6.2 hereof, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments

(together with interest on the unpaid remainder (or on

all such payments to the extent the Company fails to make

such payments when due) at 120% of the rate provided in

section 1274(b)(2)(B) of the Code) as soon as the amount

thereof can be determined but in no event later than the

thirtieth (30th) day after the Date of Termination.  In

the event that the amount of the estimated payments

exceeds the amount subsequently determined to have been

due, such excess shall constitute a loan by the Company

to the Executive, payable on the fifth (5th) business day

after demand by the Company (together with interest at

120% of the rate provided in section 1274(b)(2)(B) of the

Code).  At the time that payments are made under this

Agreement, the Company shall provide the Executive with a

written statement setting forth the manner in which such

payments were calculated and the basis for such

calculations including, without limitation, any opinions

or other advice the Company has received from Tax

Counsel, the Auditor or other advisors or consultants

(and any such opinions or advice which are in writing

shall be attached to the statement).

          6.4  The Company also shall pay to the Executive

all legal fees and expenses incurred by the Executive in

disputing in good faith any issue hereunder relating to

the termination of the Executive's employment, in seeking

in good faith to obtain or enforce any benefit or right

provided by this Agreement or in connection with any tax

audit or proceeding to the extent attributable to the

application of section 4999 of the Code to any payment or

benefit provided hereunder.  Such payments shall be made

within five (5) business days after delivery of the

Executive's written requests for payment accompanied with

such evidence of fees and expenses incurred as the

Company reasonably may require.

          7.  Termination Procedures and Compensation During
Dispute.

          7.1  Notice of Termination.  After a Change in

Control and during the Term, any purported termination of

the Executive's employment (other than by reason of death) shall be communicated by written Notice of

Termination from one party hereto to the other party

hereto in accordance with Section 10 hereof.  For

purposes of this Agreement, a "Notice of Termination"

shall mean a notice which shall indicate the specific

termination provision in this Agreement relied upon and

shall set forth in reasonable detail the facts and

circumstances claimed to provide a basis for termination

of the Executive's employment under the provision so

indicated.  Further, a Notice of Termination for Cause is

required to include a copy of a resolution duly adopted

by the affirmative vote of not less than three-quarters

(3/4) of the entire membership of the Board at a meeting

of the Board which was called and held for the purpose of

considering such termination (after reasonable notice to

the Executive and an opportunity for the Executive,

together with the Executive's counsel, to be heard before

the Board) finding that, in the good faith opinion of the

Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

          7.2  Date of Termination.  "Date of Termination,"

with respect to any purported termination of the

Executive's employment after a Change in Control and

during the Term, shall mean (i) if the Executive's

employment is terminated for Disability, thirty (30) days

after Notice of Termination is given (provided that the

Executive shall not have returned to the full-time

performance of the Executive's duties during such thirty

(30) day period), and (ii) if the Executive's employment

is terminated for any other reason, the date specified in

the Notice of Termination (which, in the case of a

termination by the Company, shall not be less than thirty

(30) days (except in the case of a termination for Cause)

and, in the case of a termination by the Executive, shall

not be less than fifteen (15) days nor more than sixty

(60) days, respectively, from the date such Notice of

Termination is given).

          7.3  Dispute Concerning Termination.  If within

fifteen (15) days after any Notice of Termination is

given, or, if later, prior to the Date of Termination (as

determined without regard to this Section 7.3), the party

receiving such Notice of Termination notifies the other

party that a dispute exists concerning the termination,

the Date of Termination shall be extended until the

earlier of (i) the date on which the Term ends or (ii)

the date on which the dispute is finally resolved, either

by mutual written agreement of the parties or by a final

judgment, order or decree of an arbitrator or a court of

competent jurisdiction (which is not appealable or with

respect to which the time for appeal therefrom has

expired and no appeal has been perfected); provided,

however, that the Date of Termination shall be extended

by a notice of dispute given by the Executive only if

such notice is given in good faith and the Executive

pursues the resolution of such dispute with reasonable

diligence.

          7.4  Compensation During Dispute.  If a purported

termination occurs following a Change in Control and

during the Term and the Date of Termination is extended

in accordance with Section 7.3 hereof, the Company shall

continue to pay the Executive the full compensation in

effect when the notice giving rise to the dispute was

given (including, but not limited to, salary) and

continue the Executive as a participant in all

compensation, benefit and insurance plans in which the

Executive was participating when the notice giving rise

to the dispute was given, until the Date of Termination,

as determined in accordance with Section 7.3 hereof.

Amounts paid under this Section 7.4 are in addition to

all other amounts due under this Agreement (other than

those due under Section 5.2 hereof) and shall not be

offset against or reduce any other amounts due under this

Agreement.

          8.  No Mitigation.  The Company agrees that, if

the Executive's employment with the Company terminates

during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant

to Section 6 hereof or Section 7.4 hereof.  Further, the

amount of any payment or benefit provided for in this

Agreement (other than Section 6.1(B) hereof) shall not be

reduced by any compensation earned by the Executive as

the result of employment by another employer, by

retirement benefits, by offset against any amount claimed

to be owed by the Executive to the Company, or otherwise.

          9.  Successors; Binding Agreement.

          9.1  In addition to any obligations imposed by

law upon any successor to the Company, the Company will

require any successor (whether direct or indirect, by

purchase, merger, consolidation or otherwise) to all or

substantially all of the business and/or assets of the

Company to expressly assume and agree to perform this

Agreement in the same manner and to the same extent that

the Company would be required to perform it if no such

succession had taken place.  Failure of the Company to

obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to

compensation from the Company in the same amount and on

the same terms as the Executive would be entitled to

hereunder if the Executive were to terminate the

Executive's employment for Good Reason after a Change in

Control, except that, for purposes of implementing the

foregoing, the date on which any such succession becomes

effective shall be deemed the Date of Termination.

          9.2  This Agreement shall inure to the benefit of

and be enforceable by the Executive's personal or legal

representatives, executors, administrators, successors,

heirs, distributees, devisees and legatees.  If the

Executive shall die while any amount would still be

payable to the Executive hereunder (other than amounts

which, by their terms, terminate upon the death of the

Executive) if the Executive had continued to live, all

such amounts, unless otherwise provided herein, shall be

paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

          10.  Notices.  For the purpose of this Agreement,

notices and all other communications provided for in the

Agreement shall be in writing and shall be deemed to have

been duly given when delivered or mailed by United States

registered mail, return receipt requested, postage

prepaid, addressed, if to the Executive, to the address

inserted below the Executive's signature on the final

page hereof and, if to the Company, to the address set

forth below, or to such other address as either party may

have furnished to the other in writing in accordance

herewith, except that notice of change of address shall

be effective only upon actual receipt:

          To the Company:

          Syncor International Corporation
          6464 Canoga Avenue
          Woodland Hills, CA 91367
          Attention:  General Counsel

          11.  Miscellaneous.  No provision of this Agreement

may be modified, waived or discharged unless such waiver,

modification or discharge is agreed to in writing and

signed by the Executive and such officer as may be

specifically designated by the Board.  No waiver by

either party hereto at any time of any breach by the

other party hereto of, or of any lack of compliance with,

any condition or provision of this Agreement to be

performed by such other party shall be deemed a waiver of

similar or dissimilar provisions or conditions at the

same or at any prior or subsequent time.  This Agreement

supersedes any other agreements or representations, oral

or otherwise, express or implied, with respect to the

subject matter hereof which have been made by either

party, including but not limited to the Benefits

Agreement entered into between the Executive and the

Company; provided, however, that this Agreement shall

supersede any agreement setting forth the terms and

conditions of the Executive's employment with the Company

only in the event that the Executive's employment with

the Company is terminated on or following a Change in

Control, by the Company other than for Cause or by the

Executive for Good Reason.   The validity,

interpretation, construction and performance of this

Agreement shall be governed by the laws of the State of

California.  All references to sections of the Exchange

Act or the Code shall be deemed also to refer to any

successor provisions to such sections.  Any payments

provided for hereunder shall be paid net of any

applicable withholding required under federal, state or

local law and any additional withholding to which the

Executive has agreed.  The obligations of the Company and

the Executive under this Agreement which by their nature

may require either partial or total performance after the

expiration of the Term (including, without limitation,

those under Sections 6 and 7 hereof) shall survive such

expiration.

          12.  Validity.  The invalidity or unenforceability

of any provision of this Agreement shall not affect the

validity or enforceability of any other provision of this

Agreement, which shall remain in full force and effect.

          13.  Counterparts.  This Agreement may be executed

in several counterparts, each of which shall be deemed to

be an original but all of which together will constitute

one and the same instrument.

          14.  Settlement of Disputes; Arbitration.  14.1 All

claims by the Executive for benefits under this Agreement

shall be directed to and determined by the Committee and

shall be in writing.  Any denial by the Committee of a

claim for benefits under this Agreement shall be

delivered to the Executive in writing and shall set forth

the specific reasons for the denial and the specific

provisions of this Agreement relied upon.  The Committee

shall afford a reasonable opportunity to the Executive

for a review of the decision denying a claim and shall

further allow the Executive to appeal to the Committee a

decision of the Committee within sixty (60) days after

notification by the Committee that the Executive's claim

has been denied.

          14.2  Any further dispute or controversy arising

under or in connection with this Agreement shall be

settled exclusively by arbitration in Woodland Hills,

California in accordance with the rules of the American

Arbitration Association then in effect; provided,

however, that the evidentiary standards set forth in this

Agreement shall apply.  Judgment may be entered on the

arbitrator's award in any court having jurisdiction.

Notwithstanding any provision of this Agreement to the

contrary, the Executive shall be entitled to seek

specific performance of the Executive's right to be paid

until the Date of Termination during the pendency of any

dispute or controversy arising under or in connection

with this Agreement.

          15.  Definitions.  For purposes of this Agreement,

the following terms shall have the meanings indicated

below:

          (A)  "Affiliate" shall have the meaning set forth in

Rule 12b-2 promulgated under Section 12 of the Exchange

Act.

          (B)  "Auditor" shall have the meaning set forth in

Section 6.2 hereof.

          (C)  "Base Amount" shall have the meaning set forth

in section 280G(b)(3) of the Code.

          (D)  "Beneficial Owner" shall have the meaning set

forth in Rule 13d-3 under the Exchange Act.

          (E)  "Board" shall mean the Board of Directors of

the Company.

          (F)  "Cause" for termination by the Company of the

Executive's employment shall mean (i) the willful and

continued failure by the Executive to substantially

perform the Executive's duties with the Company (other

than any such failure resulting from the Executive's

incapacity due to physical or mental illness or any such

actual or anticipated failure after the issuance of a

Notice of Termination for Good Reason by the Executive

pursuant to Section 7.1 hereof) that has not been cured

within 30 days after a written demand for substantial

performance is delivered to the Executive by the Board,

which demand specifically identifies the manner in which

the Board believes that the Executive has not substantially performed the Executive's duties, or (ii)

the willful engaging by the Executive in conduct which is

demonstrably and materially injurious to the Company or

its subsidiaries, monetarily or otherwise.  For purposes

of clauses (i) and (ii) of this definition, (x) no act,

or failure to act, on the Executive's part shall be

deemed "willful" unless done, or omitted to be done, by

the Executive not in good faith and without reasonable

belief that the Executive's act, or failure to act, was

in the best interest of the Company and (y) in the event

of a dispute concerning the application of this

provision, no claim by the Company that Cause exists

shall be given effect unless the Company establishes to

the Committee by clear and convincing evidence that Cause

exists.

          (G)  A "Change in Control" shall be deemed to

have occurred if the event set forth in any one of the

following paragraphs shall have occurred:

                    (I)  any Person is or becomes the

          Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person

          any securities acquired directly from the

          Company or its affiliates) representing 25% or

          more of the combined voting power of the

          Company's then outstanding securities,

          excluding any Person who becomes such a

          Beneficial Owner in connection with a

          transaction described in clause (i) of

          paragraph (III) below; or

                    (II) the following individuals cease

          for any reason to constitute a majority of the

          number of directors then serving: individuals

          who, on the date hereof, constitute the Board

          and any new director (other than a director

          whose initial assumption of office is in

          connection with an actual or threatened

          election contest, including but not limited to

          a consent solicitation, relating to the

          election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's

          stockholders was approved or recommended by a

          vote of at least two-thirds (2/3) of the

          directors then still in office who either were

          directors on the date hereof or whose

          appointment, election or nomination for

          election was previously so approved or

          recommended; or;

                    (III)  there is consummated a merger

          or consolidation of the Company or any direct

          or indirect subsidiary of the Company with any

          other corporation, other than (i) a merger or

          consolidation immediately following which the

          individuals who comprise the Board immediately

          prior thereto constitute at least a majority of

          the board of directors of the Company, the

          entity surviving such merger or consolidation

          or any parent thereof (or a majority plus one

          member where such board comprises an odd number of members), or (ii) a merger or consolidation effected to implement a recapitalization of the

          Company (or similar transaction) in which no

          Person is or becomes the Beneficial Owner,

          directly or indirectly, of securities of the

          Company (not including in the securities

          Beneficially Owned by such Person any

          securities acquired directly from the Company

          or its Affiliates) representing 25% or more of

          the combined voting power of the Company's then

          outstanding securities; or

                    (IV) the stockholders of the Company

          approve a plan of complete liquidation or

          dissolution of the Company or there is

          consummated an agreement for the sale or

          disposition by the Company of all or

          substantially all of the Company's assets,

          other than a sale or disposition by the Company

          of all or substantially all of the Company's

          assets to an entity a majority of the board of directors of which (or of any parent thereof)

          immediately following such sale or disposition

          comprise the individuals or who comprised the

          Board immediately prior thereto (or a majority

          plus one member where such board comprises an

          odd number of members).

Notwithstanding the foregoing, a "Change in Control"

shall not be deemed to have occurred by virtue of the

consummation of any transaction or series of integrated

transactions immediately following which the record

holders of the common stock of the Company immediately

prior to such transaction or series of transactions

continue to have substantially the same proportionate

ownership in an entity which owns all or substantially

all of the assets of the Company immediately following

such transaction or series of transactions.

          (H)  "Code" shall mean the Internal Revenue Code

of 1986, as amended from time to time.

          (I)  "Committee" shall mean (i) the individuals

(not fewer than three in number) who, on the date six months before a Change in Control, constitute the

Compensation Committee of the Board, plus (ii) in the

event that fewer than three individuals are available

from the group specified in clause (i) above for any

reason, such individuals as may be appointed by the

individual or individuals so available (including for

this purpose any individual or individuals previously so

appointed under this clause (ii)).

          (J)  "Company" shall mean Syncor International

Corporation and, except in determining under Section

15(E) hereof whether or not any Change in Control of the

Company has occurred, shall include any successor to its

business and/or assets which assumes and agrees to

perform this Agreement by operation of law, or otherwise.

          (K)  "Date of Termination" shall have the meaning

set forth in Section 7.2 hereof.

          (L)  "Disability" shall be deemed the reason for the

termination by the Company of the Executive's employment,

if, as a result of the Executive's incapacity due to

physical or mental illness, the Executive shall have been absent from the full-time performance of the

Executive's duties with the Company for a period of six

(6) consecutive months, the Company shall have given the

Executive a Notice of Termination for Disability, and,

within thirty (30) days after such Notice of Termination

is given, the Executive shall not have returned to the

full-time performance of the Executive's duties.

          (M)  "Exchange Act" shall mean the Securities

Exchange Act of 1934, as amended from time to time.

          (N)  "Excise Tax" shall mean any excise tax imposed

under section 4999 of the Code.

          (O)  "Executive" shall mean the individual named in

the first paragraph of this Agreement.

          (P)  "Good Reason" for termination by the Executive of

the Executive's employment shall mean the occurrence

(without the Executive's express written consent) after

any Change in Control, or prior to a Change in Control

under the circumstances described in clauses (ii) and

(iii) of the second sentence of Section 6.1 hereof

(treating all references in paragraphs (I) through

(VII) below to a "Change in Control" as references to a

"Potential Change in Control"), of any one of the

following acts by the Company, or failures by the Company

to act, unless, in the case of any act or failure to act

described in paragraph (I), (V), (VI) or (VII) below,

such act or failure to act is corrected prior to the Date

of Termination specified in the Notice of Termination

given in respect thereof:

                    (I)  the assignment to the Executive

          of any duties inconsistent with the Executive's

          status as a senior executive officer of the

          Company or a substantial adverse alteration in

          the nature or status of the Executive's

          responsibilities from those in effect

          immediately prior to the Change in Control

          including, without limitation, if the Executive

          was, immediately prior to the Change in

          Control, an executive officer of a public

          company, the Executive ceasing to be an

          executive officer of a public company;

                    (II)  a reduction by the Company in

          the Executive's annual base salary as in effect

          on the date hereof or as the same may be

          increased from time to time;

                    (III)  the relocation of the

          Executive's principal place of employment to a

          location more than 50 miles from the

          Executive's principal place of employment

          immediately prior to the Change in Control or

          the Company's requiring the Executive to be

          based anywhere other than such principal place

          of employment (or permitted relocation thereof)

          except for required travel on the Company's

          business to an extent substantially consistent

          with the Executive's present business travel

          obligations;

                    (IV)  the failure by the Company to

          pay to the Executive any portion of the

          Executive's current compensation or to pay to

          the Executive any portion of an installment of deferred compensation under any deferred compensation program of the Company, within

          seven (7) days of the date such compensation is

          due;

                    (V)  the failure by the Company to

          continue in effect any compensation plan in

          which the Executive participates immediately

          prior to the Change in Control which is

          material to the Executive's total compensation,

          unless an equitable arrangement (embodied in an

          ongoing substitute or alternative plan) has

          been made with respect to such plan, or the

          failure by the Company to continue the

          Executive's participation therein (or in such

          substitute or alternative plan) on a basis not

          materially less favorable, both in terms of the

          amount or timing of payment of benefits

          provided and the level of the Executive's

          participation relative to other participants, as existed immediately prior to the Change in

          Control;

                    (VI)  the failure by the Company to

          continue to provide the Executive with benefits

          substantially similar to those enjoyed by the

          Executive under any of the Company's pension,

          savings, life insurance, medical, health and

          accident, or disability plans in which the

          Executive was participating immediately prior

          to the Change in Control, the taking of any

          other action by the Company which would

          directly or indirectly materially reduce any of

          such benefits or deprive the Executive of any

          material fringe benefit enjoyed by the

          Executive at the time of the Change in Control,

          or the failure by the Company to provide the

          Executive with the number of paid vacation days

          to which the Executive is entitled on the basis

          of years of service with the Company in

          accordance with the Company's normal vacation policy in effect at the time of the Change in

          Control; or

                    (VII)  any purported termination of

          the Executive's employment which is not

          effected pursuant to a Notice of Termination

          satisfying the requirements of Section 7.1

          hereof; for purposes of this Agreement, no such

          purported termination shall be effective.

          The Executive's right to terminate the Executive's

employment for Good Reason shall not be affected by the

Executive's incapacity due to physical or mental illness.

The Executive's continued employment shall not constitute

consent to, or a waiver of rights with respect to, any

act or failure to act constituting Good Reason hereunder.

          For purposes of any determination regarding the

existence of Good Reason, any claim by the Executive that

Good Reason exists shall be presumed to be correct unless

the Company establishes to the Committee by clear and

convincing evidence that Good Reason does not exist.

          (Q)  "Gross-Up Payment" shall have the meaning set

forth in Section 6.2 hereof.

          (R)  "Notice of Termination" shall have the meaning

set forth in Section 7.1 hereof.

          (S)  "Pension Plan" shall mean (i) any tax-

qualified, supplemental or excess defined benefit pension

plan maintained by the Company and any other defined

benefit plan or agreement entered into between the

Executive and the Company which is designed to provide

the Executive with supplemental retirement benefits and

(ii) tax-qualified, supplemental or excess defined

contribution plan maintained by the Company and any other

defined contribution plan or agreement entered into

between the Executive and the Company.

          (T)  "Person" shall have the meaning given in

Section 3(a)(9) of the Exchange Act, as modified and used

in Sections 13(d) and 14(d) thereof, except that such

term shall not include (i) the Company or any of its

subsidiaries, (ii) a trustee or other fiduciary holding

securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of

such securities, or (iv) a corporation owned, directly or

indirectly, by the stockholders of the Company in

substantially the same proportions as their ownership of

stock of the Company.

          (U)  "Potential Change in Control" shall be

deemed to have occurred if the event set forth in any one

of the following paragraphs shall have occurred:

                    (I)  the Company enters into an

          agreement, the consummation of which would

          result in the occurrence of a Change in

          Control;

                    (II)  the Company or any Person

          publicly announces an intention to take or to

          consider taking actions which, if consummated,

          would constitute a Change in Control;

                    (III)  any Person becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company representing 10% or more of either the then outstanding shares of common stock of the Company or the combined

          voting power of the Company's then outstanding

          securities (not including in the securities

          beneficially owned by such Person any

          securities acquired directly from the Company

          or its affiliates); or

                    (IV)  the Board adopts a resolution

          to the effect that, for purposes of this

          Agreement, a Potential Change in Control has

          occurred.

          (V)  "Retirement" shall be deemed the

reason for the termination by the Executive of

the Executive's employment if such employment

is terminated in accordance with the Company's

retirement policy, including early retirement,

generally applicable to its salaried employees.

          (W)  "Severance Payments" shall have

the meaning set forth in Section 6.1 hereof.

          (X)  "Tax Counsel" shall have the

meaning set forth in Section 6.2 hereof.

          (Y)  "Term" shall mean the period of

time described in Section 2 hereof (including

any extension, continuation or termination

described therein).

          (Z)  "Total Payments" shall mean

those payments so described in Section 6.2

hereof.

          IN WITNESS WHEREOF, the parties have executed

this Agreement as of the date first above written.


                         SYNCOR INTERNATIONAL CORPORATION


                         By:  /s/Robert G. Funari
                         Name:
                         Title:



                         /s/Haig S. Bagerdjian
                         Haig Bagerdjian

                      Exhibit 10.3


                   SEVERANCE AGREEMENT

          THIS AGREEMENT, dated August 24, 2001, is made

by and between, Syncor International Corporation (the

"Company"), and John S. Baumann (the "Executive").

          WHEREAS, the Company considers it essential to

the best interests of its stockholders to foster the

continued employment of key management personnel; and

          WHEREAS, the Board recognizes that, as is the case

with many publicly held corporations, the possibility of

a Change in Control exists and that such possibility, and

the uncertainty and questions which it may raise among

management, may result in the departure or distraction of

management personnel to the detriment of the Company and

its stockholders; and

          WHEREAS, the Board has determined that appropriate

steps should be taken to reinforce and encourage the

continued attention and dedication of members of the

Company's management, including the Executive, to their

assigned duties without distraction in the face of

potentially disturbing circumstances arising from the

possibility of a Change in Control;

          NOW, THEREFORE, in consideration of the premises and

the mutual covenants herein contained, the Company and

the Executive hereby agree as follows:

          1.  Defined Terms.  The definitions of capitalized

terms used in this Agreement are provided in the last

Section hereof.

          2.  Term of Agreement.  The Term of this Agreement

shall commence on the date hereof and shall continue in

effect through December 31, 2002; provided, however, that

commencing on January 1, 2002 and each January 1

thereafter, the Term shall automatically be extended for

one additional year unless, not later than September 30

of the preceding year, the Company or the Executive shall

have given notice not to extend the Term;

and further provided, however, that if a Change in

Control shall have occurred during the Term, the Term

shall expire no earlier than twenty-four (24) months

beyond the month in which such Change in Control

occurred.

          3.  Company's Covenants Summarized.  In order

to induce the Executive to remain in the employ of the

Company and in consideration of the Executive's covenants

set forth in Section 4 hereof, the Company agrees, under

the conditions described herein, to pay the Executive the

Severance Payments and the other payments and benefits

described herein.  Except as provided in Section 9.1

hereof, no Severance Payments shall be payable under this

Agreement unless there shall have been (or, under the

terms of the second sentence of Section 6.1 hereof, there

shall be deemed to have been) a termination of the

Executive's employment with the Company following a

Change in Control and during the Term.  This Agreement

shall not be construed as creating an express or implied

contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the

Executive shall not have any right to be retained in the

employ of the Company.

          4.  The Executive's Covenants.  The Executive

agrees that, subject to the terms and conditions of this

Agreement, in the event of a Potential Change in Control

during the Term, the Executive will remain in the employ

of the Company until the earliest of (i) a date which is

six (6) months from the date of such Potential Change in

Control, (ii) the date of a Change in Control, (iii) the

date of termination by the Executive of the Executive's

employment for Good Reason or by reason of death,

Disability or Retirement, or (iv) the termination by the

Company of the Executive's employment for any reason.

          5.  Compensation Other Than Severance Payments.

          5.1  Following a Change in Control and during

the Term, during any period that the Executive fails to

perform the Executive's full-time duties with the Company

as a result of incapacity due to physical or mental

illness, the Company shall pay the Executive's full salary to the Executive at the rate in effect at the commencement of any such period, together with all

compensation and benefits payable to the Executive under

the terms of any compensation or benefit plan, program or

arrangement maintained by the Company during such period

(other than any disability plan), until the Executive's

employment is terminated by the Company for Disability.

          5.2  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay the

Executive's full salary to the Executive through the Date

of Termination at the rate in effect immediately prior to

the Date of Termination or, if higher, the rate in effect

immediately prior to the first occurrence of an event or

circumstance constituting Good Reason, together with all

compensation and benefits payable to the Executive

through the Date of Termination under the terms of the

Company's compensation and benefit plans, programs or arrangements as in effect immediately prior to the Date of Termination or, if more favorable to the Executive,

as in effect immediately prior to the first occurrence of

an event or circumstance constituting Good Reason.

          5.3  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay to the

Executive the Executive's normal post-termination

compensation and benefits as such payments become due.

Such post-termination compensation and benefits shall be

determined under, and paid in accordance with, the

Company's retirement, insurance and other compensation or

benefit plans, programs and arrangements as in effect

immediately prior to the Date of Termination or, if more

favorable to the Executive, as in effect immediately

prior to the occurrence of the first event or

circumstance constituting Good Reason.

          6.  Severance Payments.

          6.1  If the Executive's employment is

terminated following a Change in Control and during the

Term, other than (A) by the Company for Cause, (B) by

reason of death or Disability, or (C) by the Executive

without Good Reason,  then the Company shall pay the

Executive the amounts, and provide the Executive the

benefits, described in this Section 6.1 ("Severance

Payments") and Section 6.2, in addition to any payments

and benefits to which the Executive is entitled under

Section 5 hereof.  For purposes of this Agreement, the

Executive's employment shall be deemed to have been

terminated following a Change in Control by the Company

without Cause or by the Executive with Good Reason, if

(i) the Executive's employment is terminated by the

Company without Cause prior to a Change in Control

(whether or not a Change in Control ever occurs) and such

termination was at the request or direction of a Person

who has entered into an agreement with the Company the

consummation of which would constitute a Change in

Control, (ii) the Executive terminates his employment for

Good Reason prior to a Change in Control (whether or not

a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of such Person, or (iii) the Executive's

employment is terminated by the Company without Cause or

by the Executive for Good Reason and such termination or

the circumstance or event which constitutes Good Reason

is otherwise in connection with or in anticipation of a

Change in Control (whether or not a Change in Control

ever occurs).  For purposes of any determination

regarding the applicability of the immediately preceding

sentence, any position taken by the Executive shall be

presumed to be correct unless the Company

establishes to the Committee by clear and convincing

evidence that such position is not correct.

               (A)  In lieu of any further salary payments

     to the Executive for periods subsequent to the Date of

     Termination and in lieu of any severance benefit

     otherwise payable to the Executive, the Company

     shall pay to the Executive a lump sum severance

     payment, in cash, equal to two times the sum of (i)

     the Executive's base salary as in effect immediately prior to the Date of Termination or, if higher, in effect immediately prior to the first

     occurrence of an event or circumstance constituting

     Good Reason, and (ii) the greater of the average

     annual bonus earned by the Executive pursuant to any

     annual bonus or incentive plan maintained by the

     Company in respect of the three fiscal years ending

     immediately prior to the fiscal year in which occurs

     the Date of Termination or, if higher, immediately

     prior to the fiscal year in which occurs the first

     event or circumstance constituting Good Reason and

     the Executive's target annual bonus under such plan

     for the year in which occurs the Date of Termination

     or, if higher, for the year immediately preceding

     the year in which occurs the first event or

     circumstance constituting Good Reason.

               (B)   For the twenty-four (24) month

     period immediately following the Date of

     Termination, the Company shall arrange to provide

     the Executive and his dependents life, disability, accident and health insurance benefits substantially similar to those provided to the Executive and his

     dependents immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     those provided to the Executive and his dependents

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason, at

     no greater cost to the Executive than the cost to

     the Executive immediately prior to such date or

     occurrence; provided, however, that, unless the

     Executive consents to a different method (after

     taking into account the effect of such method on the

     calculation of "parachute payments" pursuant to

     Section 6.2 hereof), such health insurance benefits

     shall be provided through a third-party insurer.

     Benefits otherwise receivable by the Executive

     pursuant to this Section 6.1 (B) shall be reduced to

     the extent benefits of the same type are received by

     or made available to the Executive during the twenty-four (24) month period following the

     Executive's termination of employment (and any such

     benefits received by or made available to the

     Executive shall be reported to the Company by the

     Executive); provided, however, that the Company

     shall reimburse the Executive for the excess, if

     any, of the cost of such benefits to the Executive

     over such cost immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     the first occurrence of an event or circumstance

     constituting Good Reason.

               (C)  Notwithstanding any provision of any

     annual or long-term incentive plan to the contrary,

     the Company shall pay to the Executive a lump sum

     amount, in cash, equal to any unpaid incentive

     compensation which has been allocated or awarded to

     the Executive for a completed fiscal year or other

     measuring period preceding the Date of Termination

     under any such plan and which, as of the Date of

     Termination, is contingent only upon the continued employment of the Executive to a subsequent date.

               (D)  In addition to the retirement benefits to

     which the Executive is entitled under each Pension Plan

     (or any successor plan thereto) that constitutes a

     defined benefit pension plan, the Company shall pay

     the Executive a lump sum amount, in cash, equal to

     the excess of (i) the actuarial equivalent of the

     aggregate retirement pension (taking into account

     any early retirement subsidies associated therewith

     and determined as a straight life annuity commencing

     at the date (but in no event earlier than the second

     anniversary of the Date of Termination) as of which

     the actuarial equivalent of such annuity is

     greatest) which the Executive would have accrued

     under the terms of all such Pension Plans (without

     regard to any amendment to any such Pension Plan

     made subsequent to a Change in Control and on or

     prior to the Date of Termination, which amendment

     adversely affects in any manner the computation of

     retirement benefits thereunder),
     determined as if the Executive were fully vested

     thereunder and had accumulated (after the Date of

     Termination) twenty-four (24) additional months of

     service credit thereunder and had been credited

     under each such Pension Plan during such period with

     compensation equal to the Executive's compensation

     (as defined in such Pension Plan) during the twelve

     (12) months immediately preceding Date of

     Termination or, if higher, during the twelve months

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason, over

     (ii) the actuarial equivalent of the aggregate

     retirement pension (taking into account any early

     retirement subsidies associated therewith and

     determined as a straight life annuity commencing at

     the date (but in no event earlier than the Date of

     Termination) as of which the actuarial equivalent of

     such annuity is greatest) which the Executive had

     accrued pursuant to the provisions of the such

     Pension Plans as of the Date of Termination. For purposes of this Section 6.1(D), "actuarial equivalent" shall be determined using the same

     assumptions utilized under the Company's tax-

     qualified defined benefit pension plan for salaried

     employees immediately prior to the Date of

     Termination. or, if more favorable to the Executive,

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason.  In

     addition to the benefits to which the Executive is

     entitled under the Pension Plan (or any successor

     plan thereto) that constitutes a defined

     contribution pension plan, the Company shall pay the

     Executive a lump sum amount, in cash, equal to the

     sum of (i) the amount that would have been

     contributed thereto by the Company on the

     Executive's behalf during the two years immediately

     following the Date of Termination, determined (x) as

     if the Executive made the maximum permissible

     contributions thereto during such period, (y) as if

     the Executive earned compensation during such period at a rate equal to the Executive's compensation (as defined in the Pension Plan) during the twelve (12)

     months immediately preceding the Date of Termination

     or, if higher, during the twelve months immediately

     prior to the first occurrence of an event or

     circumstance constituting Good Reason, and (z)

     without regard to any amendment to the Pension Plan

     made subsequent to a Change in Control and on or

     prior to the Date of Termination, which amendment

     adversely affects in any manner the computation of

     benefits thereunder, and (ii) the excess, if any, of

     (x) the Executive's account balance under the

     Pension Plan as of the Date of Termination over (y)

     the portion of such account balance that is

     nonforfeitable under the terms of the Pension Plan.

               (E)  If the Executive would have become

     entitled to benefits under the Company's post-

     retirement health care or life insurance plans, as

     in effect immediately prior to the Date of

     Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting

     Good Reason, had the Executive's employment

     terminated at any time during the period of twenty-

     four (24) months after the Date of Termination, the

     Company shall provide such post-retirement health

     care or life insurance benefits to the Executive and

     the Executive's dependents commencing on the later

     of (i) the date on which such coverage would have

     first become available and (ii) the date on which

     benefits described in subsection (B) of this Section

     6.1 terminate.

               (F)  The Company shall provide the

     Executive with outplacement services suitable to the

     Executive's position for a period of one (1) year

     or, if earlier, until the first acceptance by the

     Executive of an offer of employment; provided,

     however, that in no event shall the cost for such

     outplacement services exceed $50,000.

          6.2  (A)  Whether or not the Executive becomes

entitled to the Severance Payments, if any of the

payments or benefits received or to be received by the

Executive in connection with a Change in Control or the

Executive's termination of employment (whether pursuant

to the terms of this Agreement or any other plan,

arrangement or agreement with the Company, any Person

whose actions result in a Change in Control or any Person

affiliated with the Company or such Person) (all such

payments and benefits, excluding the Gross-Up Payment,

being hereinafter referred to as the "Total Payments")

will be subject to the Excise Tax, the Company shall pay

to the Executive an additional amount (the "Gross-Up

Payment") such that the net amount retained by the

Executive, after deduction of any Excise Tax on the Total

Payments and any federal, state and local income and

employment taxes and Excise Tax upon the Gross-Up

Payment, and after taking into account the phase out of

itemized deductions attributable to the Gross-Up Payment,

shall be equal to the Total Payments.

               (B)  For purposes of determining whether

any of the Total Payments will be subject to the Excise

Tax and the amount of such Excise Tax, (i) all of the

Total Payments shall be treated as "parachute payments"

(within the meaning of section 280G(b)(2) of the Code)

unless, in the opinion of tax counsel ("Tax Counsel")

reasonably acceptable to the Executive and selected by

the accounting firm which was, immediately prior to the

Change in Control, the Company's independent auditor (the

"Auditor"), such payments or benefits (in whole or in

part) do not constitute parachute payments, including by

reason of section 280G(b)(4)(A) of the Code, (ii) all

"excess parachute payments" within the meaning of section

280G(b)(l) of the Code shall be treated as subject to the

Excise Tax unless, in the opinion of Tax Counsel, such

excess parachute payments (in whole or in part) represent

reasonable compensation for services actually rendered

(within the meaning of section 280G(b)(4)(B) of the Code)

in excess of the Base Amount allocable to such reasonable

compensation, or are otherwise not subject to the Excise

Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the

Auditor in accordance with the principles of sections

280G(d)(3) and (4) of the Code.  For purposes of

determining the amount of the Gross-Up Payment, the

Executive shall be deemed to pay federal income tax at

the highest marginal rate of federal income taxation in

the calendar year in which the Gross-Up Payment is to be

made and state and local income taxes at the highest

marginal rate of taxation in the state and locality of

the Executive's residence on the Date of Termination (or

if there is no Date of Termination, then the date on

which the Gross-Up Payment is calculated for purposes of

this Section 6.2), net of the maximum reduction in

federal income taxes which could be obtained from

deduction of such state and local taxes.

               (C)  In the event that the Excise Tax is

finally determined to be less than the amount taken into

account hereunder in calculating the Gross-Up Payment,

the Executive shall repay to the Company, within five

(5)business days following the time that the amount of such reduction in the Excise Tax is finally determined,

the portion of the Gross-Up Payment attributable to such

reduction (plus that portion of the Gross-Up Payment

attributable to the Excise Tax and federal, state and

local income and employment taxes imposed on the Gross-Up

Payment being repaid by the Executive), to the extent

that such repayment results in a reduction in the Excise

Tax and a dollar-for-dollar reduction in the Executive's

taxable income and wages for purposes of federal, state

and local income and employment taxes, plus interest on

the amount of such repayment at 120% of the rate provided

in section 1274(b)(2)(B) of the Code.  In the event that

the Excise Tax is determined to exceed the amount taken

into account hereunder in calculating the Gross-Up

Payment (including by reason of any payment the existence

or amount of which cannot be determined at the time of

the Gross-Up Payment), the Company shall make an

additional Gross-Up Payment in respect of such excess

(plus any interest, penalties or additions payable by the

Executive with respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined.  The Executive and the

Company shall each reasonably cooperate with the other in

connection with any administrative or judicial

proceedings concerning the existence or amount of

liability for Excise Tax with respect to the Total

Payments.

          6.3  The payments provided in subsections (A),

(C) and (D) of Section 6.1 hereof and in Section 6.2

hereof shall be made not later than the fifth day

following the Date of Termination (or if there is no Date

of Termination, then the date on which the Gross-Up

Payment is calculated for purposes of Section 6.2

hereof); provided, however, that if the amounts of such

payments cannot be finally determined on or before such

day, the Company shall pay to the Executive on such day

an estimate, as determined in good faith by the Executive

or, in the case of payments under Section 6.2 hereof, in

accordance with Section 6.2 hereof, of the minimum amount

of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments

(together with interest on the unpaid remainder (or on

all such payments to the extent the Company fails to make

such payments when due) at 120% of the rate provided in

section 1274(b)(2)(B) of the Code) as soon as the amount

thereof can be determined but in no event later than the

thirtieth (30th) day after the Date of Termination.  In

the event that the amount of the estimated payments

exceeds the amount subsequently determined to have been

due, such excess shall constitute a loan by the Company

to the Executive, payable on the fifth (5th) business day

after demand by the Company (together with interest at

120% of the rate provided in section 1274(b)(2)(B) of the

Code).  At the time that payments are made under this

Agreement, the Company shall provide the Executive with a

written statement setting forth the manner in which such

payments were calculated and the basis for such

calculations including, without limitation, any opinions

or other advice the Company has received from Tax

Counsel, the Auditor or other advisors or consultants

(and any such opinions or advice which are in writing

shall be attached to the statement).

          6.4  The Company also shall pay to the

Executive all legal fees and expenses incurred by the

Executive in disputing in good faith any issue hereunder

relating to the termination of the Executive's

employment, in seeking in good faith to obtain or enforce

any benefit or right provided by this Agreement or in

connection with any tax audit or proceeding to the extent

attributable to the application of section 4999 of the

Code to any payment or benefit provided hereunder.  Such

payments shall be made within five (5) business days

after delivery of the Executive's written requests for

payment accompanied with such evidence of fees and

expenses incurred as the Company reasonably may require.

          7.  Termination Procedures and Compensation

During Dispute.

          7.1  Notice of Termination.  After a Change in

Control and during the Term, any purported termination of

the Executive's employment (other than by reason of death) shall be communicated by written Notice of

Termination from one party hereto to the other party

hereto in accordance with Section 10 hereof.  For

purposes of this Agreement, a "Notice of Termination"

shall mean a notice which shall indicate the specific

termination provision in this Agreement relied upon and

shall set forth in reasonable detail the facts and

circumstances claimed to provide a basis for termination

of the Executive's employment under the provision so

indicated.  Further, a Notice of Termination for Cause is

required to include a copy of a resolution duly adopted

by the affirmative vote of not less than three-quarters

(3/4) of the entire membership of the Board at a meeting

of the Board which was called and held for the purpose of

considering such termination (after reasonable notice to

the Executive and an opportunity for the Executive,

together with the Executive's counsel, to be heard before

the Board) finding that, in the good faith opinion of the

Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

          7.2  Date of Termination.  "Date of

Termination," with respect to any purported termination

of the Executive's employment after a Change in Control

and during the Term, shall mean (i) if the Executive's

employment is terminated for Disability, thirty (30) days

after Notice of Termination is given (provided that the

Executive shall not have returned to the full-time

performance of the Executive's duties during such thirty

(30) day period), and (ii) if the Executive's employment

is terminated for any other reason, the date specified in

the Notice of Termination (which, in the case of a

termination by the Company, shall not be less than thirty

(30) days (except in the case of a termination for Cause)

and, in the case of a termination by the Executive, shall

not be less than fifteen (15) days nor more than sixty

(60) days, respectively, from the date such Notice of

Termination is given).

          7.3  Dispute Concerning Termination.  If within

fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party

receiving such Notice of Termination notifies the other

party that a dispute exists concerning the termination,

the Date of Termination shall be extended until the

earlier of (i) the date on which the Term ends or (ii)

the date on which the dispute is finally resolved, either

by mutual written agreement of the parties or by a final

judgment, order or decree of an arbitrator or a court of

competent jurisdiction (which is not appealable or with

respect to which the time for appeal therefrom has

expired and no appeal has been perfected); provided,

however, that the Date of Termination shall be extended

by a notice of dispute given by the Executive only if

such notice is given in good faith and the Executive

pursues the resolution of such dispute with reasonable

diligence.

          7.4  Compensation During Dispute.  If a

purported termination occurs following a Change in

Control and during the Term and the Date of Termination is extended in accordance with Section 7.3 hereof, the

Company shall continue to pay the Executive the full

compensation in effect when the notice giving rise to the

dispute was given (including, but not limited to, salary)

and continue the Executive as a participant in all

compensation, benefit and insurance plans in which the

Executive was participating when the notice giving rise

to the dispute was given, until the Date of Termination,

as determined in accordance with Section 7.3 hereof.

Amounts paid under this Section 7.4 are in addition to

all other amounts due under this Agreement (other than

those due under Section 5.2 hereof) and shall not be

offset against or reduce any other amounts due under this

Agreement.

          8.  No Mitigation.  The Company agrees that, if

the Executive's employment with the Company terminates

during the Term, the Executive is not required to seek

other employment or to attempt in any way to reduce any

amounts payable to the Executive by the Company pursuant

to Section 6 hereof or Section 7.4 hereof. Further, the amount of any payment or benefit provided for in this

Agreement (other than Section 6.1(B) hereof) shall not be

reduced by any compensation earned by the Executive as

the result of employment by another employer, by

retirement benefits, by offset against any amount claimed

to be owed by the Executive to the Company, or otherwise.

          9.  Successors; Binding Agreement.

          9.1 In addition to any obligations imposed by

law upon any successor to the Company, the Company will

require any successor (whether direct or indirect, by

purchase, merger, consolidation or otherwise) to all or

substantially all of the business and/or assets of the

Company to expressly assume and agree to perform this

Agreement in the same manner and to the same extent that

the Company would be required to perform it if no such

succession had taken place.  Failure of the Company to

obtain such assumption and agreement prior to the

effectiveness of any such succession shall be a breach of

this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to

hereunder if the Executive were to terminate the

Executive's employment for Good Reason after a Change in

Control, except that, for purposes of implementing the

foregoing, the date on which any such succession becomes

effective shall be deemed the Date of Termination.

          9.2  This Agreement shall inure to the benefit

of and be enforceable by the Executive's personal or

legal representatives, executors, administrators,

successors, heirs, distributees, devisees and legatees.

If the Executive shall die while any amount would still

be payable to the Executive hereunder (other than amounts

which, by their terms, terminate upon the death of the

Executive) if the Executive had continued to live, all

such amounts, unless otherwise provided herein, shall be

paid in accordance with the terms of this Agreement to

the executors, personal representatives or administrators

of the Executive's estate.

          10.  Notices.  For the purpose of this

Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed

by United States registered mail, return receipt

requested, postage prepaid, addressed, if to the

Executive, to the address inserted below the Executive's

signature on the final page hereof and, if to the

Company, to the address set forth below, or to such other

address as either party may have furnished to the other

in writing in accordance herewith, except that notice of

change of address shall be effective only upon actual

receipt:

          To the Company:

          Syncor International Corporation
          6464 Canoga Avenue
          Woodland Hills, CA 91367
          Attention:  General Counsel


          11.  Miscellaneous.  No provision of this

Agreement may be modified, waived or discharged unless

such waiver, modification or discharge is agreed to in

writing and signed by the Executive and such officer as

may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with,

any condition or provision of this Agreement to be

performed by such other party shall be deemed a waiver of

similar or dissimilar provisions or conditions at the

same or at any prior or subsequent time.  This Agreement

supersedes any other agreements or representations, oral

or otherwise, express or implied, with respect to the

subject matter hereof which have been made by either

party, including but not limited to the Benefits

Agreement entered into between the Executive and the

Company; provided, however, that this Agreement shall

supersede any agreement setting forth the terms and

conditions of the Executive's employment with the Company

only in the event that the Executive's employment with

the Company is terminated on or following a Change in

Control, by the Company other than for Cause or by the

Executive for Good Reason.   The validity,

interpretation, construction and performance of this

Agreement shall be governed by the laws of the State of

California.  All references to sections of the Exchange

Act or the Code shall be deemed also to refer to any

successor provisions to such sections.  Any payments

provided for hereunder shall be paid net of any

applicable withholding required under federal, state or

local law and any additional withholding to which the

Executive has agreed.  The obligations of the Company and

the Executive under this Agreement which by their nature

may require either partial or total performance after the

expiration of the Term (including, without limitation,

those under Sections 6 and 7 hereof) shall survive such

expiration.

          12.  Validity.  The invalidity or

unenforceability of any provision of this Agreement shall

not affect the validity or enforceability of any other

provision of this Agreement, which shall remain in full

force and effect.

          13.  Counterparts.  This Agreement may be

executed in several counterparts, each of which shall be

deemed to be an original but all of which together will constitute one and the same instrument.

          14.  Settlement of Disputes; Arbitration.

          14.1  All claims by the Executive for benefits

under this Agreement shall be directed to and determined

by the Committee and shall be in writing.  Any denial by

the Committee of a claim for benefits under this

Agreement shall be delivered to the Executive in writing

and shall set forth the specific reasons for the denial

and the specific provisions of this Agreement relied

upon.  The Committee shall afford a reasonable

opportunity to the Executive for a review of the decision

denying a claim and shall further allow the Executive to

appeal to the Committee a decision of the Committee

within sixty (60) days after notification by the

Committee that the Executive's claim has been denied.

          14.2  Any further dispute or controversy

arising under or in connection with this Agreement shall

be settled exclusively by arbitration in Woodland Hills,

California in accordance with the rules of the American

Arbitration Association then in effect; provided,

however, that the evidentiary standards set forth in this

Agreement shall apply.  Judgment may be entered on the

arbitrator's award in any court having jurisdiction.

Notwithstanding any provision of this Agreement to the

contrary, the Executive shall be entitled to seek

specific performance of the Executive's right to be paid

until the Date of Termination during the pendency of any

dispute or controversy arising under or in connection

with this Agreement.

          15.  Definitions.  For purposes of this

Agreement, the following terms shall have the meanings

indicated below:

          (A)  "Affiliate" shall have the meaning set

forth in Rule 12b-2 promulgated under Section 12 of the

Exchange Act.

          (B)  "Auditor" shall have the meaning set forth

in Section 6.2 hereof.

          (C)  "Base Amount" shall have the meaning set

forth in section 280G(b)(3) of the Code.

          (D)  "Beneficial Owner" shall have the meaning

set forth in Rule 13d-3 under the Exchange Act.

          (E)  "Board" shall mean the Board of Directors

of the Company.

          (F)  "Cause" for termination by the Company of

the Executive's employment shall mean (i) the willful and

continued failure by the Executive to substantially

perform the Executive's duties with the Company (other

than any such failure resulting from the Executive's

incapacity due to physical or mental illness or any such

actual or anticipated failure after the issuance of a

Notice of Termination for Good Reason by the Executive

pursuant to Section 7.1 hereof) that has not been cured

within 30 days after a written demand for substantial

performance is delivered to the Executive by the Board,

which demand specifically identifies the manner in which

the Board believes that the Executive has not

substantially performed the Executive's duties, or (ii)

the willful engaging by the Executive in conduct which is

demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act,

or failure to act, on the Executive's part shall be

deemed "willful" unless done, or omitted to be done, by

the Executive not in good faith and without reasonable

belief that the Executive's act, or failure to act, was

in the best interest of the Company and (y) in the event

of a dispute concerning the application of this

provision, no claim by the Company that Cause exists

shall be given effect unless the Company establishes to

the Committee by clear and convincing evidence that Cause

exists.

          (G)  A "Change in Control" shall be deemed to

have occurred if the event set forth in any one of the

following paragraphs shall have occurred:

                    (I)  any Person is or becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company (not including in the

          securities beneficially
          owned by such Person any securities acquired

          directly from the Company or its affiliates)

          representing 25% or more of the combined voting

          power of the Company's then outstanding

          securities, excluding any Person who becomes

          such a Beneficial Owner in connection with a

          transaction described in clause (i) of

          paragraph (III) below; or

                    (II) the following individuals cease

          for any reason to constitute a majority of the

          number of directors then serving: individuals

          who, on the date hereof, constitute the Board

          and any new director (other than a director

          whose initial assumption of office is in

          connection with an actual or threatened

          election contest, including but not limited to

          a consent solicitation, relating to the

          election of directors of the Company) whose

          appointment or election by the Board or

          nomination for election by the Company's

          stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were

          directors on the date hereof or whose

          appointment, election or nomination for

          election was previously so approved or

          recommended; or;

                    (III)  there is consummated a merger

          or consolidation of the Company or any direct

          or indirect subsidiary of the Company with any

          other corporation, other than (i) a merger or

          consolidation immediately following which the

          individuals who comprise the Board immediately

          prior thereto constitute at least a majority of

          the board of directors of the Company, the

          entity surviving such merger or consolidation

          or any parent thereof (or a majority plus one

          member where such board comprises an odd number

          of members), or (ii) a merger or consolidation

          effected to implement a recapitalization of the

          Company (or similar transaction) in which no

          Person is or becomes the Beneficial Owner,

          directly or indirectly, of securities of the

          Company (not including in the securities

          Beneficially Owned by such Person any

          securities acquired directly from the Company

          or its Affiliates) representing 25% or more of

          the combined voting power of the Company's then

          outstanding securities; or

                   (IV) the stockholders of the Company

          approve a plan of complete liquidation or

          dissolution of the Company or there is

          consummated an agreement for the sale or

          disposition by the Company of all or

          substantially all of the Company's assets,

          other than a sale or disposition by the Company

          of all or substantially all of the Company's

          assets to an entity a majority of the board of

          directors of which (or of any parent thereof)

          immediately following such sale or disposition

          comprise the individuals or who comprised the

          Board immediately prior thereto (or a majority

          plus one member where such board comprises an

          odd number of members).

Notwithstanding the foregoing, a "Change in Control"

shall not be deemed to have occurred by virtue of the

consummation of any transaction or series of integrated

transactions immediately following which the record

holders of the common stock of the Company immediately

prior to such transaction or series of transactions

continue to have substantially the same proportionate

ownership in an entity which owns all or substantially

all of the assets of the Company immediately following

such transaction or series of transactions.

          (H)  "Code" shall mean the Internal Revenue Code

of 1986, as amended from time to time.

          (I)  "Committee" shall mean (i) the individuals

(not fewer than three in number) who, on the date six

months before a Change in Control, constitute the

Compensation Committee of the Board, plus (ii) in the

event that fewer than three individuals are available from the group specified in clause (i) above for any reason, such individuals as may be appointed by the

individual or individuals so available (including for

this purpose any individual or individuals previously so

appointed under this clause (ii)).

          (J)  "Company" shall mean Syncor International

Corporation and, except in determining under Section

15(E) hereof whether or not any Change in Control of the

Company has occurred, shall include any successor to its

business and/or assets which assumes and agrees to

perform this Agreement by operation of law, or otherwise.

          (K)  "Date of Termination" shall have the

meaning set forth in Section 7.2 hereof.

          (L)  "Disability" shall be deemed the reason

for the termination by the Company of the Executive's

employment, if, as a result of the Executive's incapacity

due to physical or mental illness, the Executive shall

have been absent from the full-time performance of the

Executive's duties with the Company for a period of six

(6) consecutive months, the Company shall have given the

Executive a Notice of Termination for Disability, and,

within thirty (30) days after such Notice of Termination

is given, the Executive shall not have returned to the

full-time performance of the Executive's duties.

          (M)  "Exchange Act" shall mean the Securities

Exchange Act of 1934, as amended from time to time.

          (N)  "Excise Tax" shall mean any excise tax imposed

under section 4999 of the Code.

          (O)  "Executive" shall mean the individual

named in the first paragraph of this Agreement.

          (P)  "Good Reason" for termination by the

Executive of the Executive's employment shall mean the

occurrence (without the Executive's express written

consent) after any Change in Control, or prior to a

Change in Control under the circumstances described in

clauses (ii) and (iii) of the second sentence of Section

6.1 hereof (treating all references in paragraphs (I)

through (VII) below to a "Change in Control" as

references to a "Potential Change in Control"), of any

one of the following acts by the Company, or failures by

the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V), (VI) or

(VII) below, such act or failure to act is corrected prior

to the Date of Termination specified in the Notice of

Termination given in respect thereof:

                    (I)  the assignment to the Executive

          of any duties inconsistent with the Executive's

          status as a senior executive officer of the

          Company or a substantial adverse alteration in

          the nature or status of the Executive's

          responsibilities from those in effect

          immediately prior to the Change in Control

          including, without limitation, if the Executive

          was, immediately prior to the Change in

          Control, an executive officer of a public

          company, the Executive ceasing to be an

          executive officer of a public company;

                    (II)  a reduction by the Company in

          the Executive's annual base salary as in effect on the date hereof or as the same may be increased from time to time;

                    (III)  the relocation of the

          Executive's principal place of employment to a

          location more than 50 miles from the

          Executive's principal place of employment

          immediately prior to the Change in Control or

          the Company's requiring the Executive to be

          based anywhere other than such principal place

          of employment (or permitted relocation thereof)

          except for required travel on the Company's

          business to an extent substantially consistent

          with the Executive's present business travel

          obligations;

                    (IV)  the failure by the Company to

          pay to the Executive any portion of the

          Executive's current compensation or to pay to

          the Executive any portion of an installment of

          deferred compensation under any deferred

          compensation program of the Company, within seven (7) days of the date such compensation is due;

                    (V)  the failure by the Company to

          continue in effect any compensation plan in

          which the Executive participates immediately

          prior to the Change in Control which is

          material to the Executive's total compensation,

          unless an equitable arrangement (embodied in an

          ongoing substitute or alternative plan) has

          been made with respect to such plan, or the

          failure by the Company to continue the

          Executive's participation therein (or in such

          substitute or alternative plan) on a basis not

          materially less favorable, both in terms of the

          amount or timing of payment of benefits

          provided and the level of the Executive's

          participation relative to other participants,

          as existed immediately prior to the Change in

          Control;

                    (VI)  the failure by the Company to

          continue to provide the Executive with benefits substantially similar to those enjoyed by the

          Executive under any of the Company's pension,

          savings, life insurance, medical, health and

          accident, or disability plans in which the

          Executive was participating immediately prior

          to the Change in Control, the taking of any

          other action by the Company which would

          directly or indirectly materially reduce any of

          such benefits or deprive the Executive of any

          material fringe benefit enjoyed by the

          Executive at the time of the Change in Control,

          or the failure by the Company to provide the

          Executive with the number of paid vacation days

          to which the Executive is entitled on the basis

          of years of service with the Company in

          accordance with the Company's normal vacation

          policy in effect at the time of the Change in

          Control; or

                    (VII)  any purported termination of

          the Executive's employment which is not
          effected pursuant to a Notice of Termination

          satisfying the requirements of Section 7.1

          hereof; for purposes of this Agreement, no such

          purported termination shall be effective.

          The Executive's right to terminate the

Executive's employment for Good Reason shall not be

affected by the Executive's incapacity due to physical or

mental illness.  The Executive's continued employment

shall not constitute consent to, or a waiver of rights

with respect to, any act or failure to act constituting

Good Reason hereunder.

          For purposes of any determination regarding the

existence of Good Reason, any claim by the Executive that

Good Reason exists shall be presumed to be correct unless

the Company establishes to the Committee by clear and

convincing evidence that Good Reason does not exist.

          (Q)  "Gross-Up Payment" shall have the meaning

set forth in Section 6.2 hereof.

          (R)  "Notice of Termination" shall have the

meaning set forth in Section 7.1 hereof.

          (S)  "Pension Plan" shall mean (i) any tax-

qualified, supplemental or excess defined benefit pension

plan maintained by the Company and any other defined

benefit plan or agreement entered into between the

Executive and the Company which is designed to provide

the Executive with supplemental retirement benefits and

(ii) tax-qualified, supplemental or excess defined

contribution plan maintained by the Company and any other

defined contribution plan or agreement entered into

between the Executive and the Company.

         (T)  "Person" shall have the meaning given in

Section 3(a)(9) of the Exchange Act, as modified and used

in Sections 13(d) and 14(d) thereof, except that such

term shall not include (i) the Company or any of its

subsidiaries, (ii) a trustee or other fiduciary holding

securities under an employee benefit plan of the Company

or any of its Affiliates, (iii) an underwriter

temporarily holding securities pursuant to an offering of

such securities, or (iv) a corporation owned, directly or

indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (U) "Potential Change in Control" shall be

deemed to have occurred if the event set forth in any one

of the following paragraphs shall have occurred:

                    (I)  the Company enters into an

          agreement, the consummation of which would

          result in the occurrence of a Change in

          Control;

                    (II)  the Company or any Person

          publicly announces an intention to take or to

          consider taking actions which, if consummated,

          would constitute a Change in Control;

                    (III)  any Person becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company representing 10% or

          more of either the then outstanding shares of

          common stock of the Company or the combined

          voting power of the Company's then outstanding

          securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company

          or its affiliates); or

                    (IV)  the Board adopts a resolution

          to the effect that, for purposes of this

          Agreement, a Potential Change in Control has

          occurred.

         (V)  "Retirement" shall be deemed the

reason for the termination by the Executive of

the Executive's employment if such employment

is terminated in accordance with the Company's

retirement policy, including early retirement,

generally applicable to its salaried employees.

          (W)  "Severance Payments" shall have the

meaning set forth in Section 6.1 hereof.

          (X)  "Tax Counsel" shall have the meaning set

forth in Section 6.2 hereof.

          (Y)  "Term" shall mean the period of time

described in Section 2 hereof (including any extension,

continuation or termination described therein).

          (Z)  "Total Payments" shall mean those payments

so described in Section 6.2 hereof.

              IN WITNESS WHEREOF, the parties have

executed this Agreement as of the date first above

written.


                         SYNCOR INTERNATIONAL CORPORATION



                         By:/s/Robert G. Funari
                         Name:
                         Title:




                         /s/John S. Baumann
                         John S. Baumann

                      Exhibit 10.4

                  SEVERANCE AGREEMENT

          THIS AGREEMENT, dated August 24, 2001, is made

by and between, Syncor International Corporation (the

"Company"), and Rodney Boone (the "Executive").

          WHEREAS, the Company considers it essential to

the best interests of its stockholders to foster the

continued employment of key management personnel; and

          WHEREAS, the Board recognizes that, as is the

case with many publicly held corporations, the

possibility of a Change in Control exists and that such

possibility, and the uncertainty and questions which it

may raise among management, may result in the departure

or distraction of management personnel to the detriment

of the Company and its stockholders; and

          WHEREAS, the Board has determined that

appropriate steps should be taken to reinforce and

encourage the continued attention and dedication of

members of the Company's management, including the

Executive, to their assigned duties without distraction

in the face of potentially disturbing circumstances

arising from the possibility of a Change in Control;

          NOW, THEREFORE, in consideration of the

premises and the mutual covenants herein contained, the

Company and the Executive hereby agree as follows:

          1.  Defined Terms.  The definitions of

capitalized terms used in this Agreement are provided in

the last Section hereof.

          2.  Term of Agreement.  The Term of this

Agreement shall commence on the date hereof and shall

continue in effect through December 31, 2002; provided,

however, that commencing on January 1, 2002 and each

January 1 thereafter, the Term shall automatically be

extended for one additional year unless, not later than

September 30 of the preceding year, the Company or the

Executive shall have given notice not to extend the Term;

and further provided, however, that if a Change in

Control shall have occurred during the Term, the Term

shall expire no earlier than twenty-four (24) months

beyond the month in which such Change in Control

occurred.

          3.  Company's Covenants Summarized.  In order

to induce the Executive to remain in the employ of the

Company and in consideration of the Executive's covenants

set forth in Section 4 hereof, the Company agrees, under

the conditions described herein, to pay the Executive the

Severance Payments and the other payments and benefits

described herein.  Except as provided in Section 9.1

hereof, no Severance Payments shall be payable under this

Agreement unless there shall have been (or, under the

terms of the second sentence of Section 6.1 hereof, there

shall be deemed to have been) a termination of the

Executive's employment with the Company following a

Change in Control and during the Term.  This Agreement

shall not be construed as creating an express or implied

contract of employment and, except as otherwise agreed in

writing between the Executive and the Company, the

Executive shall not have any right to be retained in the

employ of the Company.

          4.  The Executive's Covenants.  The Executive

agrees that, subject to the terms and conditions of this

Agreement, in the event of a Potential Change in Control during the Term, the Executive will remain in the employ of the Company until the earliest of (i) a date which is

six (6) months from the date of such Potential Change in

Control, (ii) the date of a Change in Control, (iii) the

date of termination by the Executive of the Executive's

employment for Good Reason or by reason of death,

Disability or Retirement, or (iv) the termination by the

Company of the Executive's employment for any reason.

          5.  Compensation Other Than Severance Payments.

          5.1  Following a Change in Control and during

the Term, during any period that the Executive fails to

perform the Executive's full-time duties with the Company

as a result of incapacity due to physical or mental

illness, the Company shall pay the Executive's full

salary to the Executive at the rate in effect at the

commencement of any such period, together with all

compensation and benefits payable to the Executive under

the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period

(other than any disability plan), until the Executive's

employment is terminated by the Company for Disability.

          5.2  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay the

Executive's full salary to the Executive through the Date

of Termination at the rate in effect immediately prior to

the Date of Termination or, if higher, the rate in effect

immediately prior to the first occurrence of an event or

circumstance constituting Good Reason, together with all

compensation and benefits payable to the Executive

through the Date of Termination under the terms of the

Company's compensation and benefit plans, programs or

arrangements as in effect immediately prior to the Date

of Termination or, if more favorable to the Executive, as

in effect immediately prior to the first occurrence of an

event or circumstance constituting Good Reason.

          5.3  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay to the

Executive the Executive's normal post-termination

compensation and benefits as such payments become due.

Such post-termination compensation and benefits shall be

determined under, and paid in accordance with, the

Company's retirement, insurance and other compensation or

benefit plans, programs and arrangements as in effect

immediately prior to the Date of Termination or, if more

favorable to the Executive, as in effect immediately

prior to the occurrence of the first event or

circumstance constituting Good Reason.

          6.  Severance Payments.

          6.1  If the Executive's employment is

terminated following a Change in Control and during the

Term, other than (A) by the Company for Cause, (B) by

reason of death or Disability, or (C) by the Executive

without Good Reason,  then the Company shall pay the

Executive the amounts, and provide the Executive the

benefits, described in this Section 6.1 ("Severance

Payments") and Section 6.2, in addition to any payments

and benefits to which the Executive is entitled under

Section 5 hereof.  For purposes of this Agreement, the

Executive's employment shall be deemed to have been

terminated following a Change in Control by the Company

without Cause or by the Executive with Good Reason, if

(i) the Executive's employment is terminated by the

Company without Cause prior to a Change in Control

(whether or not a Change in Control ever occurs) and such

termination was at the request or direction of a Person

who has entered into an agreement with the Company the

consummation of which would constitute a Change in

Control, (ii) the Executive terminates his employment for

Good Reason prior to a Change in Control (whether or not

a Change in Control ever occurs) and the circumstance or

event which constitutes Good Reason occurs at the request

or direction of such Person, or (iii) the Executive's

employment is terminated by the Company without Cause or

by the Executive for Good Reason and such termination or

the circumstance or event which constitutes Good Reason

is otherwise in connection with or in anticipation of a

Change in Control (whether or not a Change in Control ever occurs). For purposes of any determination regarding the applicability of the immediately preceding

sentence, any position taken by the Executive shall be

presumed to be correct unless the Company establishes to

the Committee by clear and convincing evidence that such

position is not correct.

                    (A)  In lieu of any further salary

     payments to the Executive for periods subsequent to

     the Date of Termination and in lieu of any severance

     benefit otherwise payable to the Executive, the

     Company shall pay to the Executive a lump sum

     severance payment, in cash, equal to two and one-

     quarter (2 1/4) times the sum of (i) the Executive's

     base salary as in effect immediately prior to the

     Date of Termination or, if higher, in effect

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason, and

     (ii) the greater of the average annual bonus earned

     by the Executive pursuant to any annual bonus or

     incentive plan maintained by the Company in respect of the three fiscal years ending immediately prior to the fiscal year in which occurs the Date of

     Termination or, if higher, immediately prior to the

     fiscal year in which occurs the first event or

     circumstance constituting Good Reason and the

     Executive's target annual bonus under such plan for

     the year in which occurs the Date of Termination or,

     if higher, for the year immediately preceding the

     year in which occurs the first event or circumstance

     constituting Good Reason.

                    (B)  For the twenty-seven (27) month

     period immediately following the Date of

     Termination, the Company shall arrange to provide

     the Executive and his dependents life, disability,

     accident and health insurance benefits substantially

     similar to those provided to the Executive and his

     dependents immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     those provided to the Executive and his dependents

     immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater cost to the Executive than the cost to

     the Executive immediately prior to such date or

     occurrence; provided, however, that, unless the

     Executive consents to a different method (after

     taking into account the effect of such method on the

     calculation of "parachute payments" pursuant to

     Section 6.2 hereof), such health insurance benefits

     shall be provided through a third-party insurer.

     Benefits otherwise receivable by the Executive

     pursuant to this Section 6.1 (B) shall be reduced to

     the extent benefits of the same type are received by

     or made available to the Executive during the twenty-

     seven (27) month period following the Executive's

     termination of employment (and any such benefits

     received by or made available to the Executive shall

     be reported to the Company by the Executive);

     provided, however, that the Company shall reimburse

     the Executive for the excess, if any, of the cost of

     such benefits to the Executive
     over such cost immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     the first occurrence of an event or circumstance

     constituting Good Reason.

                    (C)  Notwithstanding any provision of

     any annual or long-term incentive plan to the

     contrary, the Company shall pay to the Executive a

     lump sum amount, in cash, equal to any unpaid

     incentive compensation which has been allocated or

     awarded to the Executive for a completed fiscal year

     or other measuring period preceding the Date of

     Termination under any such plan and which, as of the

     Date of Termination, is contingent only upon the

     continued employment of the Executive to a

     subsequent date.

                    (D)  In addition to the retirement

     benefits to which the Executive is entitled under

     each Pension Plan (or any successor plan thereto)

     that constitutes a defined benefit pension plan, the

     Company shall pay the Executive a lump sum amount, in cash, equal to the excess of (i) the actuarial equivalent of the aggregate retirement pension

     (taking into account any early retirement subsidies

     associated therewith and determined as a straight

     life annuity commencing at the date (but in no event

     earlier than the twenty- seven month anniversary of

     the Date of Termination) as of which the actuarial

     equivalent of such annuity is greatest) which the

     Executive would have accrued under the terms of all

     such Pension Plans (without regard to any amendment

     to any such Pension Plan made subsequent to a Change

     in Control and on or prior to the Date of

     Termination, which amendment adversely affects in

     any manner the computation of retirement benefits

     thereunder), determined as if the Executive were

     fully vested thereunder and had accumulated (after

     the Date of Termination) twenty-seven (27)

     additional months of service credit thereunder and

     had been credited under each such Pension Plan

     during such period with compensation equal to the

     Executive's compensation (as defined in such Pension

     Plan) during the twelve (12) months immediately

     preceding Date of Termination or, if higher, during

     the twelve months immediately prior to the first

     occurrence of an event or circumstance constituting

     Good Reason, over (ii) the actuarial equivalent of

     the aggregate retirement pension (taking into

     account any early retirement subsidies associated

     therewith and determined as a straight life annuity

     commencing at the date (but in no event earlier than

     the Date of Termination) as of which the actuarial

     equivalent of such annuity is greatest) which the

     Executive had accrued pursuant to the provisions of

     the such Pension Plans as of the Date of

     Termination.  For purposes of this Section 6.1(D),

     "actuarial equivalent" shall be determined using the

     same assumptions utilized under the Company's tax-

     qualified defined benefit pension plan for salaried

     employees immediately prior to the Date of

     Termination. or, if more favorable to the Executive, immediately prior to the first occurrence of an event or circumstance constituting Good Reason.  In

     addition to the benefits to which the Executive is

     entitled under the Pension Plan (or any successor

     plan thereto) that constitutes a defined

     contribution pension plan, the Company shall pay the

     Executive a lump sum amount, in cash, equal to the

     sum of (i) the amount that would have been

     contributed thereto by the Company on the

     Executive's behalf with respect to twenty-seven (27)

     months immediately following the Date of

     Termination, determined (x) as if the Executive made

     the maximum permissible contributions thereto during

     such period, (y) as if the Executive earned

     compensation during such period at a rate equal to

     the Executive's compensation (as defined in the

     Pension Plan) during the twelve (12) months

     immediately preceding the Date of Termination or, if

     higher, during the twelve months immediately prior

     to the first occurrence of an event or circumstance constituting Good Reason, and (z) without regard to any amendment to the Pension Plan made subsequent to

     a Change in Control and on or prior to the Date of

     Termination, which amendment adversely affects in

     any manner the computation of benefits thereunder,

     and (ii) the excess, if any, of (x) the Executive's

     account balance under the Pension Plan as of the

     Date of Termination over (y) the portion of such

     account balance that is nonforfeitable under the

     terms of the Pension Plan.

                    (E)  If the Executive would have

     become entitled to benefits under the Company's post-

     retirement health care or life insurance plans, as

     in effect immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     as in effect immediately prior to the first

     occurrence of an event or circumstance constituting

     Good Reason, had the Executive's employment

     terminated at any time during the period of twenty-

     seven (27) months after the Date of Termination, the

     Company shall provide such post-retirement health

     care or life insurance benefits to the Executive and

     the Executive's dependents commencing on the later

     of (i) the date on which such coverage would have

     first become available and (ii) the date on which

     benefits described in subsection (B) of this Section

     6.1 terminate.

                    (F)  The Company shall provide the

     Executive with outplacement services suitable to the

     Executive's position for a period of one (1) year

     or, if earlier, until the first acceptance by the

     Executive of an offer of employment; provided,

     however, that in no event shall the cost for such

     outplacement services exceed $50,000.

          6.2       (A)  Whether or not the Executive

becomes entitled to the Severance Payments, if any of the

payments or benefits received or to be received by the

Executive in connection with a Change in Control or the

Executive's termination of employment (whether pursuant

to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person

affiliated with the Company or such Person) (all such

payments and benefits, excluding the Gross-Up Payment,

being hereinafter referred to as the "Total Payments")

will be subject to the Excise Tax, the Company shall pay

to the Executive an additional amount (the "Gross-Up

Payment") such that the net amount retained by the

Executive, after deduction of any Excise Tax on the Total

Payments and any federal, state and local income and

employment taxes and Excise Tax upon the Gross-Up

Payment, and after taking into account the phase out of

itemized deductions attributable to the Gross-Up Payment,

shall be equal to the Total Payments.

                   (B)  For purposes of determining

whether any of the Total Payments will be subject to the

Excise Tax and the amount of such Excise Tax, (i) all of

the Total Payments shall be treated as "parachute

payments" (within the meaning of section 280G(b)(2) of

the Code) unless, in the opinion of tax counsel ("Tax

Counsel") reasonably acceptable to the Executive and

selected by the accounting firm which was, immediately

prior to the Change in Control, the Company's independent

auditor (the "Auditor"), such payments or benefits (in

whole or in part) do not constitute parachute payments,

including by reason of section 280G(b)(4)(A) of the Code,

(ii) all "excess parachute payments" within the meaning

of section 280G(b)(l) of the Code shall be treated as

subject to the Excise Tax unless, in the opinion of Tax

Counsel, such excess parachute payments (in whole or in

part) represent reasonable compensation for services

actually rendered (within the meaning of section

280G(b)(4)(B) of the Code) in excess of the Base Amount

allocable to such reasonable compensation, or are

otherwise not subject to the Excise Tax, and (iii) the

value of any noncash benefits or any deferred payment or

benefit shall be determined by the Auditor in accordance

with the principles of sections 280G(d)(3) and (4) of the

Code.  For purposes of determining the amount of the

Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the

Gross-Up Payment is to be made and state and local income

taxes at the highest marginal rate of taxation in the

state and locality of the Executive's residence on the

Date of Termination (or if there is no Date of

Termination, then the date on which the Gross-Up Payment

is calculated for purposes of this Section 6.2), net of

the maximum reduction in federal income taxes which could

be obtained from deduction of such state and local taxes.

                    (C)  In the event that the Excise Tax

is finally determined to be less than the amount taken

into account hereunder in calculating the Gross-Up

Payment, the Executive shall repay to the Company, within

five (5) business days following the time that the amount

of such reduction in the Excise Tax is finally

determined, the portion of the Gross-Up Payment

attributable to such reduction (plus that portion of the

Gross-Up Payment attributable to the Excise Tax and

federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the

Executive), to the extent that such repayment results in

a reduction in the Excise Tax and a dollar-for-dollar

reduction in the Executive's taxable income and wages for

purposes of federal, state and local income and

employment taxes, plus interest on the amount of such

repayment at 120% of the rate provided in section

1274(b)(2)(B) of the Code.  In the event that the Excise

Tax is determined to exceed the amount taken into account

hereunder in calculating the Gross-Up Payment (including

by reason of any payment the existence or amount of which

cannot be determined at the time of the Gross-Up

Payment), the Company shall make an additional Gross-Up

Payment in respect of such excess (plus any interest,

penalties or additions payable by the Executive with

respect to such excess) within five (5) business days

following the time that the amount of such excess is

finally determined.  The Executive and the Company shall

each reasonably cooperate with the other in connection

with any administrative or judicial proceedings concerning the existence or amount of liability for

Excise Tax with respect to the Total Payments.

          6.3  The payments provided in subsections (A),

(C) and (D) of Section 6.1 hereof and in Section 6.2

hereof shall be made not later than the fifth day

following the Date of Termination (or if there is no Date

of Termination, then the date on which the Gross-Up

Payment is calculated for purposes of Section 6.2

hereof); provided, however, that if the amounts of such

payments cannot be finally determined on or before such

day, the Company shall pay to the Executive on such day

an estimate, as determined in good faith by the Executive

or, in the case of payments under Section 6.2 hereof, in

accordance with Section 6.2 hereof, of the minimum amount

of such payments to which the Executive is clearly

entitled and shall pay the remainder of such payments

(together with interest on the unpaid remainder (or on

all such payments to the extent the Company fails to make

such payments when due) at 120% of the rate provided in

section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination.  In

the event that the amount of the estimated payments

exceeds the amount subsequently determined to have been

due, such excess shall constitute a loan by the Company

to the Executive, payable on the fifth (5th) business day

after demand by the Company (together with interest at

120% of the rate provided in section 1274(b)(2)(B) of the

Code).  At the time that payments are made under this

Agreement, the Company shall provide the Executive with a

written statement setting forth the manner in which such

payments were calculated and the basis for such

calculations including, without limitation, any opinions

or other advice the Company has received from Tax

Counsel, the Auditor or other advisors or consultants

(and any such opinions or advice which are in writing

shall be attached to the statement).

          6.4  The Company also shall pay to the

Executive all legal fees and expenses incurred by the

Executive in disputing in good faith any issue hereunder relating to the termination of the Executive's employment, in seeking in good faith to obtain or enforce

any benefit or right provided by this Agreement or in

connection with any tax audit or proceeding to the extent

attributable to the application of section 4999 of the

Code to any payment or benefit provided hereunder.  Such

payments shall be made within five (5) business days

after delivery of the Executive's written requests for

payment accompanied with such evidence of fees and

expenses incurred as the Company reasonably may require.

          7.  Termination Procedures and Compensation

During Dispute.

          7.1  Notice of Termination.  After a Change in

Control and during the Term, any purported termination of

the Executive's employment (other than by reason of

death) shall be communicated by written Notice of

Termination from one party hereto to the other party

hereto in accordance with Section 10 hereof.  For

purposes of this Agreement, a "Notice of Termination"

shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and

circumstances claimed to provide a basis for termination

of the Executive's employment under the provision so

indicated.  Further, a Notice of Termination for Cause is

required to include a copy of a resolution duly adopted

by the affirmative vote of not less than three-quarters

(3/4) of the entire membership of the Board at a meeting

of the Board which was called and held for the purpose of

considering such termination (after reasonable notice to

the Executive and an opportunity for the Executive,

together with the Executive's counsel, to be heard before

the Board) finding that, in the good faith opinion of the

Board, the Executive was guilty of conduct set forth in

clause (i) or (ii) of the definition of Cause herein, and

specifying the particulars thereof in detail.

          7.2  Date of Termination.  "Date of

Termination," with respect to any purported termination

of the Executive's employment after a Change in Control

and during the Term, shall mean (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the

Executive shall not have returned to the full-time

performance of the Executive's duties during such thirty

(30) day period), and (ii) if the Executive's employment

is terminated for any other reason, the date specified in

the Notice of Termination (which, in the case of a

termination by the Company, shall not be less than thirty

(30) days (except in the case of a termination for Cause)

and, in the case of a termination by the Executive, shall

not be less than fifteen (15) days nor more than sixty

(60) days, respectively, from the date such Notice of

Termination is given).

          7.3  Dispute Concerning Termination.  If within

fifteen (15) days after any Notice of Termination is

given, or, if later, prior to the Date of Termination (as

determined without regard to this Section 7.3), the party

receiving such Notice of Termination notifies the other

party that a dispute exists concerning the termination,

the Date of Termination shall be extended until the earlier of (i) the date on which the Term ends or (ii)

the date on which the dispute is finally resolved, either

by mutual written agreement of the parties or by a final

judgment, order or decree of an arbitrator or a court of

competent jurisdiction (which is not appealable or with

respect to which the time for appeal therefrom has

expired and no appeal has been perfected); provided,

however, that the Date of Termination shall be extended

by a notice of dispute given by the Executive only if

such notice is given in good faith and the Executive

pursues the resolution of such dispute with reasonable

diligence.

          7.4  Compensation During Dispute.  If a

purported termination occurs following a Change in

Control and during the Term and the Date of Termination

is extended in accordance with Section 7.3 hereof, the

Company shall continue to pay the Executive the full

compensation in effect when the notice giving rise to the

dispute was given (including, but not limited to, salary)

and continue the Executive as a participant in all compensation, benefit and insurance plans in which the

Executive was participating when the notice giving rise

to the dispute was given, until the Date of Termination,

as determined in accordance with Section 7.3 hereof.

Amounts paid under this Section 7.4 are in addition to

all other amounts due under this Agreement (other than

those due under Section 5.2 hereof) and shall not be

offset against or reduce any other amounts due under this

Agreement.

          8.  No Mitigation.  The Company agrees that, if

the Executive's employment with the Company terminates

during the Term, the Executive is not required to seek

other employment or to attempt in any way to reduce any

amounts payable to the Executive by the Company pursuant

to Section 6 hereof or Section 7.4 hereof.  Further, the

amount of any payment or benefit provided for in this

Agreement (other than Section 6.1(B) hereof) shall not be

reduced by any compensation earned by the Executive as

the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

          9.  Successors; Binding Agreement.

          9.1  In addition to any obligations imposed by

law upon any successor to the Company, the Company will

require any successor (whether direct or indirect, by

purchase, merger, consolidation or otherwise) to all or

substantially all of the business and/or assets of the

Company to expressly assume and agree to perform this

Agreement in the same manner and to the same extent that

the Company would be required to perform it if no such

succession had taken place.  Failure of the Company to

obtain such assumption and agreement prior to the

effectiveness of any such succession shall be a breach of

this Agreement and shall entitle the Executive to

compensation from the Company in the same amount and on

the same terms as the Executive would be entitled to

hereunder if the Executive were to terminate the

Executive's employment for Good Reason after a Change in

Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

          9.2  This Agreement shall inure to the benefit

of and be enforceable by the Executive's personal or

legal representatives, executors, administrators,

successors, heirs, distributees, devisees and legatees.

If the Executive shall die while any amount would still

be payable to the Executive hereunder (other than amounts

which, by their terms, terminate upon the death of the

Executive) if the Executive had continued to live, all

such amounts, unless otherwise provided herein, shall be

paid in accordance with the terms of this Agreement to

the executors, personal representatives or administrators

of the Executive's estate.

          10.  Notices.  For the purpose of this

Agreement, notices and all other communications provided

for in the Agreement shall be in writing and shall be

deemed to have been duly given when delivered or mailed

by United States registered mail, return receipt

requested, postage prepaid, addressed, if to the

Executive, to the address inserted below the Executive's signature on the final page hereof and, if to the

Company, to the address set forth below, or to such other

address as either party may have furnished to the other

in writing in accordance herewith, except that notice of

change of address shall be effective only upon actual

receipt:

                    To the Company:

                    Syncor International Corporation
                    6464 Canoga Avenue
                    Woodland Hills, CA 91367
                    Attention:  General Counsel

         11.  Miscellaneous.  No provision of this

Agreement may be modified, waived or discharged unless

such waiver, modification or discharge is agreed to in

writing and signed by the Executive and such officer as

may be specifically designated by the Board.  No waiver

by either party hereto at any time of any breach by the

other party hereto of, or of any lack of compliance with,

any condition or provision of this Agreement to be

performed by such other party shall be deemed a waiver of

similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. This Agreement supersedes any other agreements or representations, oral

or otherwise, express or implied, with respect to the

subject matter hereof which have been made by either

party, including but not limited to the Benefits

Agreement entered into between the Executive and the

Company; provided, however, that this Agreement shall

supersede any agreement setting forth the terms and

conditions of the Executive's employment with the Company

only in the event that the Executive's employment with

the Company is terminated on or following a Change in

Control, by the Company other than for Cause or by the

Executive for Good Reason.   The validity,

interpretation, construction and performance of this

Agreement shall be governed by the laws of the State of

California.  All references to sections of the Exchange

Act or the Code shall be deemed also to refer to any

successor provisions to such sections.  Any payments

provided for hereunder shall be paid net of any

applicable withholding required under federal, state or local law and any additional withholding to which the

Executive has agreed.  The obligations of the Company and

the Executive under this Agreement which by their nature

may require either partial or total performance after the

expiration of the Term (including, without limitation,

those under Sections 6 and 7 hereof) shall survive such

expiration.

          12.  Validity.  The invalidity or

unenforceability of any provision of this Agreement shall

not affect the validity or enforceability of any other

provision of this Agreement, which shall remain in full

force and effect.

          13.  Counterparts.  This Agreement may be

executed in several counterparts, each of which shall be

deemed to be an original but all of which together will

constitute one and the same instrument.

          14.  Settlement of Disputes; Arbitration.  14.1

All claims by the Executive for benefits under this

Agreement shall be directed to and determined by the

Committee and shall be in writing.  Any denial by the

Committee of a claim for benefits under this Agreement

shall be delivered to the Executive in writing and shall

set forth the specific reasons for the denial and the

specific provisions of this Agreement relied upon.  The

Committee shall afford a reasonable opportunity to the

Executive for a review of the decision denying a claim

and shall further allow the Executive to appeal to the

Committee a decision of the Committee within sixty (60)

days after notification by the Committee that the

Executive's claim has been denied.

          14.2  Any further dispute or controversy

arising under or in connection with this Agreement shall

be settled exclusively by arbitration in Woodland Hills,

California in accordance with the rules of the American

Arbitration Association then in effect; provided,

however, that the evidentiary standards set forth in this

Agreement shall apply.  Judgment may be entered on the

arbitrator's award in any court having jurisdiction.

Notwithstanding any provision of this Agreement to the

contrary, the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any

dispute or controversy arising under or in connection

with this Agreement.

          15.  Definitions.  For purposes of this Agreement,

the following terms shall have the meanings indicated below:

          (A)  "Affiliate" shall have the meaning set

forth in Rule 12b-2 promulgated under Section 12 of the

Exchange Act.

          (B)  "Auditor" shall have the meaning set forth

in Section 6.2 hereof.

          (C)  "Base Amount" shall have the meaning set

forth in section 280G(b)(3) of the Code.

          (D)  "Beneficial Owner" shall have the meaning

set forth in Rule 13d-3 under the Exchange Act.

          (E)  "Board" shall mean the Board of Directors

of the Company.

          (F)  "Cause" for termination by the Company of

the Executive's employment shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other

than any such failure resulting from the Executive's

incapacity due to physical or mental illness or any such

actual or anticipated failure after the issuance of a

Notice of Termination for Good Reason by the Executive

pursuant to Section 7.1 hereof) that has not been cured

within 30 days after a written demand for substantial

performance is delivered to the Executive by the Board,

which demand specifically identifies the manner in which

the Board believes that the Executive has not

substantially performed the Executive's duties, or (ii)

the willful engaging by the Executive in conduct which is

demonstrably and materially injurious to the Company or

its subsidiaries, monetarily or otherwise.  For purposes

of clauses (i) and (ii) of this definition, (x) no act,

or failure to act, on the Executive's part shall be

deemed "willful" unless done, or omitted to be done, by

the Executive not in good faith and without reasonable

belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this

provision, no claim by the Company that Cause exists

shall be given effect unless the Company establishes to

the Committee by clear and convincing evidence that Cause

exists.

          (G)  A "Change in Control" shall be deemed to

have occurred if the event set forth in any one of the

following paragraphs shall have occurred:

                    (I) any Person is or becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company (not including in the

          securities beneficially owned by such Person

          any securities acquired directly from the

          Company or its affiliates) representing 25% or

          more of the combined voting power of the

          Company's then outstanding securities,

          excluding any Person who becomes such a

          Beneficial Owner in connection with a
          transaction described in clause (i) of

          paragraph (III) below; or

                    (II) the following individuals cease

          for any reason to constitute a majority of the

          number of directors then serving: individuals

          who, on the date hereof, constitute the Board

          and any new director (other than a director

          whose initial assumption of office is in

          connection with an actual or threatened

          election contest, including but not limited to

          a consent solicitation, relating to the

          election of directors of the Company) whose

          appointment or election by the Board or

          nomination for election by the Company's

          stockholders was approved or recommended by a

          vote of at least two-thirds (2/3) of the

          directors then still in office who either were

          directors on the date hereof or whose

          appointment, election or nomination for

          election was previously so approved or

          recommended; or;

                    (III) there is consummated a merger

          or consolidation of the Company or any direct

          or indirect subsidiary of the Company with any

          other corporation, other than (i) a merger or

          consolidation immediately following which the

          individuals who comprise the Board immediately

          prior thereto constitute at least a majority of

          the board of directors of the Company, the

          entity surviving such merger or consolidation

          or any parent thereof (or a majority plus one

          member where such board comprises an odd number

          of members), or (ii) a merger or consolidation

          effected to implement a recapitalization of the

          Company (or similar transaction) in which no

          Person is or becomes the Beneficial Owner,

          directly or indirectly, of securities of the

          Company (not including in the securities

          Beneficially Owned by such Person any

          securities acquired directly from the Company

          or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                    (IV) the stockholders of the Company

          approve a plan of complete liquidation or

          dissolution of the Company or there is

          consummated an agreement for the sale or

          disposition by the Company of all or

          substantially all of the Company's assets,

          other than a sale or disposition by the Company

          of all or substantially all of the Company's

          assets to an entity a majority of the board of

          directors of which (or of any parent thereof)

          immediately following such sale or disposition

          comprise the individuals or who comprised the

          Board immediately prior thereto (or a majority

          plus one member where such board comprises an

          odd number of members).

Notwithstanding the foregoing, a "Change in Control"

shall not be deemed to have occurred by virtue of the

consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately

prior to such transaction or series of transactions

continue to have substantially the same proportionate

ownership in an entity which owns all or substantially

all of the assets of the Company immediately following

such transaction or series of transactions.

          (H)  "Code" shall mean the Internal Revenue

Code of 1986, as amended from time to time.

          (I)  "Committee" shall mean (i) the individuals

(not fewer than three in number) who, on the date six

months before a Change in Control, constitute the

Compensation Committee of the Board, plus (ii) in the

event that fewer than three individuals are available

from the group specified in clause (i) above for any

reason, such individuals as may be appointed by the

individual or individuals so available (including for

this purpose any individual or individuals previously so

appointed under this clause (ii)).

          (J)  "Company" shall mean Syncor International

Corporation and, except in determining under Section

15(E) hereof whether or not any Change in Control of the

Company has occurred, shall include any successor to its

business and/or assets which assumes and agrees to

perform this Agreement by operation of law, or otherwise.

          (K)  "Date of Termination" shall have the

meaning set forth in Section 7.2 hereof.

          (L)  "Disability" shall be deemed the reason

for the termination by the Company of the Executive's

employment, if, as a result of the Executive's incapacity

due to physical or mental illness, the Executive shall

have been absent from the full-time performance of the

Executive's duties with the Company for a period of six

(6) consecutive months, the Company shall have given the

Executive a Notice of Termination for Disability, and,

within thirty (30) days after such Notice of Termination

is given, the Executive shall not have returned to the

full-time performance of the Executive's duties.

          (M)  "Exchange Act" shall mean the Securities

Exchange Act of 1934, as amended from time to time.

          (N)  "Excise Tax" shall mean any excise tax

imposed under section 4999 of the Code.

          (O)  "Executive" shall mean the individual

named in the first paragraph of this Agreement.

          (P)  "Good Reason" for termination by the

Executive of the Executive's employment shall mean the

occurrence (without the Executive's express written

consent) after any Change in Control, or prior to a

Change in Control under the circumstances described in

clauses (ii) and (iii) of the second sentence of Section

6.1 hereof (treating all references in paragraphs (I)

through (VII) below to a "Change in Control" as

references to a "Potential Change in Control"), of any

one of the following acts by the Company, or failures by

the Company to act, unless, in the case of any act or

failure to act described in paragraph (I), (V), (VI) or

(VII) below, such act or failure to act is corrected

prior to the Date of Termination specified in the Notice

of Termination given in respect thereof:

                    (I)  the assignment to the Executive

          of any duties inconsistent with the Executive's

          status as a senior executive officer of the

          Company or a substantial adverse alteration in

          the nature or status of the Executive's

          responsibilities from those in effect

          immediately prior to the Change in Control

          including, without limitation, if the Executive

          was, immediately prior to the Change in

          Control, an executive officer of a public

          company, the Executive ceasing to be an

          executive officer of a public company;

                    (II)  a reduction by the Company in

          the Executive's annual base salary as in effect

          on the date hereof or as the same may be

          increased from time to time;

                    (III)  the relocation of the

          Executive's principal place of employment to a

          location more than 50 miles from the

          Executive's principal place of employment

          immediately prior to the Change in Control or the Company's requiring the Executive to be based anywhere other than such principal place

          of employment (or permitted relocation thereof)

          except for required travel on the Company's

          business to an extent substantially consistent

          with the Executive's present business travel

          obligations;

                    (IV)  the failure by the Company to

          pay to the Executive any portion of the

          Executive's current compensation or to pay to

          the Executive any portion of an installment of

          deferred compensation under any deferred

          compensation program of the Company, within

          seven (7) days of the date such compensation is

          due;

                    (V)  the failure by the Company to

          continue in effect any compensation plan in

          which the Executive participates immediately

          prior to the Change in Control which is

          material to the Executive's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has

          been made with respect to such plan, or the

          failure by the Company to continue the

          Executive's participation therein (or in such

          substitute or alternative plan) on a basis not

          materially less favorable, both in terms of the

          amount or timing of payment of benefits

          provided and the level of the Executive's

          participation relative to other participants,

          as existed immediately prior to the Change in

          Control;

                    (VI)  the failure by the Company to

          continue to provide the Executive with benefits

          substantially similar to those enjoyed by the

          Executive under any of the Company's pension,

          savings, life insurance, medical, health and

          accident, or disability plans in which the

          Executive was participating immediately prior

          to the Change in Control, the taking of any other action by the Company which would directly or indirectly materially reduce any of

          such benefits or deprive the Executive of any

          material fringe benefit enjoyed by the

          Executive at the time of the Change in Control,

          or the failure by the Company to provide the

          Executive with the number of paid vacation days

          to which the Executive is entitled on the basis

          of years of service with the Company in

          accordance with the Company's normal vacation

          policy in effect at the time of the Change in

          Control; or

                    (VII)  any purported termination of

          the Executive's employment which is not

          effected pursuant to a Notice of Termination

          satisfying the requirements of Section 7.1

          hereof; for purposes of this Agreement, no such

          purported termination shall be effective.

          The Executive's right to terminate the

Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness.  The Executive's continued employment

shall not constitute consent to, or a waiver of rights

with respect to, any act or failure to act constituting

Good Reason hereunder.

          For purposes of any determination regarding the

existence of Good Reason, any claim by the Executive that

Good Reason exists shall be presumed to be correct unless

the Company establishes to the Committee by clear and

convincing evidence that Good Reason does not exist.

          (Q)  "Gross-Up Payment" shall have the meaning

set forth in Section 6.2 hereof.

          (R)  "Notice of Termination" shall have the

meaning set forth in Section 7.1 hereof.

          (S)  "Pension Plan" shall mean (i) any tax-

qualified, supplemental or excess defined benefit pension

plan maintained by the Company and any other defined

benefit plan or agreement entered into between the

Executive and the Company which is designed to provide

the Executive with supplemental retirement benefits and

(ii) tax-qualified, supplemental or excess defined

contribution plan maintained by the Company and any other

defined contribution plan or agreement entered into

between the Executive and the Company.

          (T)  "Person" shall have the meaning given in

Section 3(a)(9) of the Exchange Act, as modified and used

in Sections 13(d) and 14(d) thereof, except that such

term shall not include (i) the Company or any of its

subsidiaries, (ii) a trustee or other fiduciary holding

securities under an employee benefit plan of the Company

or any of its Affiliates, (iii) an underwriter

temporarily holding securities pursuant to an offering of

such securities, or (iv) a corporation owned, directly or

indirectly, by the stockholders of the Company in

substantially the same proportions as their ownership of

stock of the Company.

          (U)  "Potential Change in Control" shall be

deemed to have occurred if the event set forth in any one

of the following paragraphs shall have occurred:

                    (I)  the Company enters into an

          agreement, the consummation of which would

          result in the occurrence of a Change in

          Control;

                    (II)  the Company or any Person

          publicly announces an intention to take or to

          consider taking actions which, if consummated,

          would constitute a Change in Control;

                    (III)  any Person becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company representing 10% or

          more of either the then outstanding shares of

          common stock of the Company or the combined

          voting power of the Company's then outstanding

          securities (not including in the securities

          beneficially owned by such Person any

          securities acquired directly from the Company

          or its affiliates); or

                    (IV)  the Board adopts a resolution

          to the effect that, for purposes of this

          Agreement, a Potential Change in Control has

          occurred.

          (V)  "Retirement" shall be deemed the reason

for the termination by the Executive of the Executive's

employment if such employment is terminated in accordance

with the Company's retirement policy, including early

retirement, generally applicable to its salaried

employees.

          (W)  "Severance Payments" shall have the

meaning set forth in Section 6.1 hereof.

          (X)  "Tax Counsel" shall have the meaning set

forth in Section 6.2 hereof.

          (Y)  "Term" shall mean the period of time

described in Section 2 hereof (including any extension,

continuation or termination described therein).

          (Z)  "Total Payments" shall mean those payments

so described in Section 6.2 hereof.

          IN WITNESS WHEREOF, the parties have executed

this Agreement as of the date first above written.



                         SYNCOR INTERNATIONAL CORPORATION


                         By:/s/Robert G. Funari
                         Name:
                         Title:



                         /s/Rodney Boone
                         Rodney Boone

                      Exhibit 10.5

                   SEVERANCE AGREEMENT

          THIS AGREEMENT, dated August 24, 2001, is made

by and between, Syncor International Corporation (the

"Company"), and Jack Coffey (the "Executive").

          WHEREAS, the Company considers it essential to

the best interests of its stockholders to foster the

continued employment of key management personnel; and

          WHEREAS, the Board recognizes that, as is the

case with many publicly held corporations, the possibility of a Change in Control exists and that such possibility, and the uncertainty and questions which it

may raise among management, may result in the departure

or distraction of management personnel to the detriment

of the Company and its stockholders; and

          WHEREAS, the Board has determined that

appropriate steps should be taken to reinforce and

encourage the continued attention and dedication of

members of the Company's management, including the

Executive, to their assigned duties without distraction

in the face of potentially disturbing circumstances

arising from the possibility of a Change in Control;

          NOW, THEREFORE, in consideration of the

premises and the mutual covenants herein contained, the

Company and the Executive hereby agree as follows:

          1.  Defined Terms.  The definitions of

capitalized terms used in this Agreement are provided in

the last Section hereof.

          2.  Term of Agreement.  The Term of this

Agreement shall commence on the date hereof and shall continue in effect through December 31, 2002; provided,

however, that commencing on January 1, 2002 and each

January 1 thereafter, the Term shall automatically be

extended for one additional year unless, not later than

September 30 of the preceding year, the Company or the

Executive shall have given notice not to extend the Term;

and further provided, however, that if a Change in

Control shall have occurred during the Term, the Term

shall expire no earlier than twenty-four (24) months

beyond the month in which such Change in Control

occurred.

          3.  Company's Covenants Summarized.  In order

to induce the Executive to remain in the employ of the

Company and in consideration of the Executive's covenants

set forth in Section 4 hereof, the Company agrees, under

the conditions described herein, to pay the Executive the

Severance Payments and the other payments and benefits

described herein.  Except as provided in Section 9.1

hereof, no Severance Payments shall be payable under this

Agreement unless there shall have been (or, under the terms of the second sentence of Section 6.1 hereof, there shall be deemed to have been) a termination of the

Executive's employment with the Company following a

Change in Control and during the Term.  This Agreement

shall not be construed as creating an express or implied

contract of employment and, except as otherwise agreed in

writing between the Executive and the Company, the

Executive shall not have any right to be retained in the

employ of the Company.

          4.  The Executive's Covenants.  The Executive

agrees that, subject to the terms and conditions of this

Agreement, in the event of a Potential Change in Control

during the Term, the Executive will remain in the employ

of the Company until the earliest of (i) a date which is

six (6) months from the date of such Potential Change in

Control, (ii) the date of a Change in Control, (iii) the

date of termination by the Executive of the Executive's

employment for Good Reason or by reason of death,

Disability or Retirement, or (iv) the termination by the

Company of the Executive's employment for any reason.

          5.  Compensation Other Than Severance Payments.

          5.1  Following a Change in Control and during

the Term, during any period that the Executive fails to

perform the Executive's full-time duties with the Company

as a result of incapacity due to physical or mental

illness, the Company shall pay the Executive's full

salary to the Executive at the rate in effect at the

commencement of any such period, together with all

compensation and benefits payable to the Executive under

the terms of any compensation or benefit plan, program or

arrangement maintained by the Company during such period

(other than any disability plan), until the Executive's

employment is terminated by the Company for Disability.

          5.2  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay the

Executive's full salary to the Executive through the Date

of Termination at the rate in effect immediately prior to

the Date of Termination or, if higher, the rate in effect

immediately prior to the first occurrence of an event or circumstance constituting Good Reason, together with all compensation and benefits payable to the Executive

through the Date of Termination under the terms of the

Company's compensation and benefit plans, programs or

arrangements as in effect immediately prior to the Date

of Termination or, if more favorable to the Executive, as

in effect immediately prior to the first occurrence of an

event or circumstance constituting Good Reason.

          5.3  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay to the

Executive the Executive's normal post-termination

compensation and benefits as such payments become due.

Such post-termination compensation and benefits shall be

determined under, and paid in accordance with, the

Company's retirement, insurance and other compensation or

benefit plans, programs and arrangements as in effect

immediately prior to the Date of Termination or, if more

favorable to the Executive, as in effect immediately prior to the occurrence of the first event or circumstance constituting Good Reason.

          6.  Severance Payments.

          6.1  If the Executive's employment is

terminated following a Change in Control and during the

Term, other than (A) by the Company for Cause, (B) by

reason of death or Disability, or (C) by the Executive

without Good Reason,  then the Company shall pay the

Executive the amounts, and provide the Executive the

benefits, described in this Section 6.1 ("Severance

Payments") and Section 6.2, in addition to any payments

and benefits to which the Executive is entitled under

Section 5 hereof.  For purposes of this Agreement, the

Executive's employment shall be deemed to have been

terminated following a Change in Control by the Company

without Cause or by the Executive with Good Reason, if

(i) the Executive's employment is terminated by the

Company without Cause prior to a Change in Control

(whether or not a Change in Control ever occurs) and such

termination was at the request or direction of a Person

who has entered into an agreement with the Company the consummation of which would constitute a Change in

Control, (ii) the Executive terminates his employment for

Good Reason prior to a Change in Control (whether or not

a Change in Control ever occurs) and the circumstance or

event which constitutes Good Reason occurs at the request

or direction of such Person, or (iii) the Executive's

employment is terminated by the Company without Cause or

by the Executive for Good Reason and such termination or

the circumstance or event which constitutes Good Reason

is otherwise in connection with or in anticipation of a

Change in Control (whether or not a Change in Control

ever occurs).  For purposes of any determination

regarding the applicability of the immediately preceding

sentence, any position taken by the Executive shall be

presumed to be correct unless the Company establishes to

the Committee by clear and convincing evidence that such

position is not correct.

                    (A)  In lieu of any further salary

     payments to the Executive for periods

     subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the

     Executive a lump sum severance payment, in

     cash, equal to two times the sum of (i) the

     Executive's base salary as in effect

     immediately prior to the Date of Termination

     or, if higher, in effect immediately prior to

     the first occurrence of an event or

     circumstance constituting Good Reason, and (ii)

     the greater of the average annual bonus earned

     by the Executive pursuant to any annual bonus

     or incentive plan maintained by the Company in

     respect of the three fiscal years ending

     immediately prior to the fiscal year in which

     occurs the Date of Termination or, if higher,

     immediately prior to the fiscal year in which

     occurs the first event or circumstance

     constituting Good Reason and the Executive's

     target annual bonus under such plan for the

     year in which occurs the Date of Termination or, if higher, for the year immediately preceding the year in which occurs the first

     event or circumstance constituting Good Reason.

                    (B)  For the twenty-four (24) month

     period immediately following the Date of

     Termination, the Company shall arrange to

     provide the Executive and his dependents life,

     disability, accident and health insurance

     benefits substantially similar to those

     provided to the Executive and his dependents

     immediately prior to the Date of Termination

     or, if more favorable to the Executive, those

     provided to the Executive and his dependents

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason,

     at no greater cost to the Executive than the

     cost to the Executive immediately prior to such

     date or occurrence; provided, however, that,

     unless the Executive consents to a different

     method (after taking into account the effect of such method on the calculation of "parachute payments" pursuant to Section 6.2 hereof), such

     health insurance benefits shall be provided

     through a third-party insurer.  Benefits

     otherwise receivable by the Executive pursuant

     to this Section 6.1 (B) shall be reduced to the

     extent benefits of the same type are received

     by or made available to the Executive during

     the twenty-four (24) month period following the

     Executive's termination of employment (and any

     such benefits received by or made available to

     the Executive shall be reported to the Company

     by the Executive); provided, however, that the

     Company shall reimburse the Executive for the

     excess, if any, of the cost of such benefits to

     the Executive over such cost immediately prior

     to the Date of Termination or, if more

     favorable to the Executive, the first

     occurrence of an event or circumstance

     constituting Good Reason.

                    (C)  Notwithstanding any provision of

     any annual or long-term incentive plan to the

     contrary, the Company shall pay to the

     Executive a lump sum amount, in cash, equal to

     any unpaid incentive compensation which has

     been allocated or awarded to the Executive for

     a completed fiscal year or other measuring

     period preceding the Date of Termination under

     any such plan and which, as of the Date of

     Termination, is contingent only upon the

     continued employment of the Executive to a

     subsequent date.

                    (D)  In addition to the retirement

     benefits to which the Executive is entitled

     under each Pension Plan (or any successor plan

     thereto) that constitutes a defined benefit

     pension plan, the Company shall pay the

     Executive a lump sum amount, in cash, equal to

     the excess of (i) the actuarial equivalent of

     the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a

     straight life annuity commencing at the date

     (but in no event earlier than the second

     anniversary of the Date of Termination) as of

     which the actuarial equivalent of such annuity

     is greatest) which the Executive would have

     accrued under the terms of all such Pension

     Plans (without regard to any amendment to any

     such Pension Plan made subsequent to a Change

     in Control and on or prior to the Date of

     Termination, which amendment adversely affects

     in any manner the computation of retirement

     benefits thereunder), determined as if the

     Executive were fully vested thereunder and had

     accumulated (after the Date of Termination)

     twenty-four (24) additional months of service

     credit thereunder and had been credited under

     each such Pension Plan during such period with

     compensation equal to the Executive's
     compensation (as defined in such Pension Plan)

     during the twelve (12) months immediately

     preceding Date of Termination or, if higher,

     during the twelve months immediately prior to

     the first occurrence of an event or

     circumstance constituting Good Reason, over

     (ii) the actuarial equivalent of the aggregate

     retirement pension (taking into account any

     early retirement subsidies associated therewith

     and determined as a straight life annuity

     commencing at the date (but in no event earlier

     than the Date of Termination) as of which the

     actuarial equivalent of such annuity is

     greatest) which the Executive had accrued

     pursuant to the provisions of the such Pension

     Plans as of the Date of Termination.  For

     purposes of this Section 6.1(D), "actuarial

     equivalent" shall be determined using the same

     assumptions utilized under the Company's tax-

     qualified defined benefit pension plan for salaried employees immediately prior to the

     Date of Termination. or, if more favorable to

     the Executive, immediately prior to the first

     occurrence of an event or circumstance

     constituting Good Reason.  In addition to the

     benefits to which the Executive is entitled

     under the Pension Plan (or any successor plan

     thereto) that constitutes a defined

     contribution pension plan, the Company shall

     pay the Executive a lump sum amount, in cash,

     equal to the sum of (i) the amount that would

     have been contributed thereto by the Company on

     the Executive's behalf during the two years

     immediately following the Date of Termination,

     determined (x) as if the Executive made the

     maximum permissible contributions thereto

     during such period, (y) as if the Executive

     earned compensation during such period at a

     rate equal to the Executive's compensation (as

     defined in the Pension Plan) during the twelve

     (12) months immediately preceding the Date of

     Termination or, if higher, during the twelve

     months immediately prior to the first

     occurrence of an event or circumstance

     constituting Good Reason, and (z) without

     regard to any amendment to the Pension Plan

     made subsequent to a Change in Control and on

     or prior to the Date of Termination, which

     amendment adversely affects in any manner the

     computation of benefits thereunder, and (ii)

     the excess, if any, of (x) the Executive's

     account balance under the Pension Plan as of

     the Date of Termination over (y) the portion of

     such account balance that is nonforfeitable

     under the terms of the Pension Plan.

                    (E)  If the Executive would have

     become entitled to benefits under the Company's

     post-retirement health care or life insurance

     plans, as in effect immediately prior to the

     Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or

     circumstance constituting Good Reason, had the

     Executive's employment terminated at any time

     during the period of twenty-four (24) months

     after the Date of Termination, the Company

     shall provide such post-retirement health care

     or life insurance benefits to the Executive and

     the Executive's dependents commencing on the

     later of (i) the date on which such coverage

     would have first become available and (ii) the

     date on which benefits described in subsection

     (B) of this Section 6.1 terminate.

                    (F)  The Company shall provide the

     Executive with outplacement services suitable

     to the Executive's position for a period of one

     (1) year or, if earlier, until the first

     acceptance by the Executive of an offer of

     employment; provided, however, that in no event shall the cost for such outplacement services exceed $50,000.

          6.2  (A)  Whether or not the Executive becomes

entitled to the Severance Payments, if any of the

payments or benefits received or to be received by the

Executive in connection with a Change in Control or the

Executive's termination of employment (whether pursuant

to the terms of this Agreement or any other plan,

arrangement or agreement with the Company, any Person

whose actions result in a Change in Control or any Person

affiliated with the Company or such Person) (all such

payments and benefits, excluding the Gross-Up Payment,

being hereinafter referred to as the "Total Payments")

will be subject to the Excise Tax, the Company shall pay

to the Executive an additional amount (the "Gross-Up

Payment") such that the net amount retained by the

Executive, after deduction of any Excise Tax on the Total

Payments and any federal, state and local income and

employment taxes and Excise Tax upon the Gross-Up

Payment, and after taking into account the phase out of itemized deductions attributable to the Gross-Up Payment,

shall be equal to the Total Payments.

               (B)  For purposes of determining whether

any of the Total Payments will be subject to the Excise

Tax and the amount of such Excise Tax, (i) all of the

Total Payments shall be treated as "parachute payments"

(within the meaning of section 280G(b)(2) of the Code)

unless, in the opinion of tax counsel ("Tax Counsel")

reasonably acceptable to the Executive and selected by

the accounting firm which was, immediately prior to the

Change in Control, the Company's independent auditor (the

"Auditor"), such payments or benefits (in whole or in

part) do not constitute parachute payments, including by

reason of section 280G(b)(4)(A) of the Code, (ii) all

"excess parachute payments" within the meaning of section

280G(b)(l) of the Code shall be treated as subject to the

Excise Tax unless, in the opinion of Tax Counsel, such

excess parachute payments (in whole or in part) represent

reasonable compensation for services actually rendered

(within the meaning of section 280G(b)(4)(B) of the Code)

in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise

Tax, and (iii) the value of any noncash benefits or any

deferred payment or benefit shall be determined by the

Auditor in accordance with the principles of sections

280G(d)(3) and (4) of the Code.  For purposes of

determining the amount of the Gross-Up Payment, the

Executive shall be deemed to pay federal income tax at

the highest marginal rate of federal income taxation in

the calendar year in which the Gross-Up Payment is to be

made and state and local income taxes at the highest

marginal rate of taxation in the state and locality of

the Executive's residence on the Date of Termination (or

if there is no Date of Termination, then the date on

which the Gross-Up Payment is calculated for purposes of

this Section 6.2), net of the maximum reduction in

federal income taxes which could be obtained from

deduction of such state and local taxes.

               (C)  In the event that the Excise Tax is

finally determined to be less than the amount taken into

account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5)

business days following the time that the amount of such

reduction in the Excise Tax is finally determined, the

portion of the Gross-Up Payment attributable to such

reduction (plus that portion of the Gross-Up Payment

attributable to the Excise Tax and federal, state and

local income and employment taxes imposed on the Gross-Up

Payment being repaid by the Executive), to the extent

that such repayment results in a reduction in the Excise

Tax and a dollar-for-dollar reduction in the Executive's

taxable income and wages for purposes of federal, state

and local income and employment taxes, plus interest on

the amount of such repayment at 120% of the rate provided

in section 1274(b)(2)(B) of the Code.  In the event that

the Excise Tax is determined to exceed the amount taken

into account hereunder in calculating the Gross-Up

Payment (including by reason of any payment the existence

or amount of which cannot be determined at the time of

the Gross-Up Payment), the Company shall make an

additional Gross-Up Payment in respect of such excess

(plus any interest, penalties or additions payable by the

Executive with respect to such excess) within five (5)

business days following the time that the amount of such

excess is finally determined.  The Executive and the

Company shall each reasonably cooperate with the other in

connection with any administrative or judicial

proceedings concerning the existence or amount of

liability for Excise Tax with respect to the Total

Payments.

          6.3  The payments provided in subsections (A),

(C) and (D) of Section 6.1 hereof and in Section 6.2

hereof shall be made not later than the fifth day

following the Date of Termination (or if there is no Date

of Termination, then the date on which the Gross-Up

Payment is calculated for purposes of Section 6.2

hereof); provided, however, that if the amounts of such

payments cannot be finally determined on or before such

day, the Company shall pay to the Executive on such day

an estimate, as determined in good faith by the Executive

or, in the case of payments under Section 6.2 hereof, in accordance with Section 6.2 hereof, of the minimum amount of such payments to which the Executive is clearly

entitled and shall pay the remainder of such payments

(together with interest on the unpaid remainder (or on

all such payments to the extent the Company fails to make

such payments when due) at 120% of the rate provided in

section 1274(b)(2)(B) of the Code) as soon as the amount

thereof can be determined but in no event later than the

thirtieth (30th) day after the Date of Termination.  In

the event that the amount of the estimated payments

exceeds the amount subsequently determined to have been

due, such excess shall constitute a loan by the Company

to the Executive, payable on the fifth (5th) business day

after demand by the Company (together with interest at

120% of the rate provided in section 1274(b)(2)(B) of the

Code).  At the time that payments are made under this

Agreement, the Company shall provide the Executive with a

written statement setting forth the manner in which such

payments were calculated and the basis for such

calculations including, without limitation, any opinions or other advice the Company has received from Tax

Counsel, the Auditor or other advisors or consultants

(and any such opinions or advice which are in writing

shall be attached to the statement).

          6.4  The Company also shall pay to the

Executive all legal fees and expenses incurred by the

Executive in disputing in good faith any issue hereunder

relating to the termination of the Executive's

employment, in seeking in good faith to obtain or enforce

any benefit or right provided by this Agreement or in

connection with any tax audit or proceeding to the extent

attributable to the application of section 4999 of the

Code to any payment or benefit provided hereunder.  Such

payments shall be made within five (5) business days

after delivery of the Executive's written requests for

payment accompanied with such evidence of fees and

expenses incurred as the Company reasonably may require.

          7.  Termination Procedures and Compensation

During Dispute.

          7.1  Notice of Termination.  After a Change in

Control and during the Term, any purported termination of

the Executive's employment (other than by reason of

death) shall be communicated by written Notice of

Termination from one party hereto to the other party

hereto in accordance with Section 10 hereof.  For

purposes of this Agreement, a "Notice of Termination"

shall mean a notice which shall indicate the specific

termination provision in this Agreement relied upon and

shall set forth in reasonable detail the facts and

circumstances claimed to provide a basis for termination

of the Executive's employment under the provision so

indicated.  Further, a Notice of Termination for Cause is

required to include a copy of a resolution duly adopted

by the affirmative vote of not less than three-quarters

(3/4) of the entire membership of the Board at a meeting

of the Board which was called and held for the purpose of

considering such termination (after reasonable notice to

the Executive and an opportunity for the Executive,

together with the Executive's counsel, to be heard before

the Board) finding that, in the good faith opinion of the

Board, the Executive was guilty of conduct set forth in

clause (i) or (ii) of the definition of Cause herein, and

specifying the particulars thereof in detail.

          7.2  Date of Termination.  "Date of

Termination," with respect to any purported termination

of the Executive's employment after a Change in Control

and during the Term, shall mean (i) if the Executive's

employment is terminated for Disability, thirty (30) days

after Notice of Termination is given (provided that the

Executive shall not have returned to the full-time

performance of the Executive's duties during such thirty

(30) day period), and (ii) if the Executive's employment

is terminated for any other reason, the date specified in

the Notice of Termination (which, in the case of a

termination by the Company, shall not be less than thirty

(30) days (except in the case of a termination for Cause)

and, in the case of a termination by the Executive, shall

not be less than fifteen (15) days nor more than sixty

(60) days, respectively, from the date such Notice of

Termination is given).

          7.3  Dispute Concerning Termination.  If within

fifteen (15) days after any Notice of Termination is

given, or, if later, prior to the Date of Termination (as

determined without regard to this Section 7.3), the party

receiving such Notice of Termination notifies the other

party that a dispute exists concerning the termination,

the Date of Termination shall be extended until the

earlier of (i) the date on which the Term ends or (ii)

the date on which the dispute is finally resolved, either

by mutual written agreement of the parties or by a final

judgment, order or decree of an arbitrator or a court of

competent jurisdiction (which is not appealable or with

respect to which the time for appeal therefrom has

expired and no appeal has been perfected); provided,

however, that the Date of Termination shall be extended

by a notice of dispute given by the Executive only if

such notice is given in good faith and the Executive

pursues the resolution of such dispute with reasonable

diligence.

          7.4  Compensation During Dispute.  If a

purported termination occurs following a Change in

Control and during the Term and the Date of Termination

is extended in accordance with Section 7.3 hereof, the

Company shall continue to pay the Executive the full

compensation in effect when the notice giving rise to the

dispute was given (including, but not limited to, salary)

and continue the Executive as a participant in all

compensation, benefit and insurance plans in which the

Executive was participating when the notice giving rise

to the dispute was given, until the Date of Termination,

as determined in accordance with Section 7.3 hereof.

Amounts paid under this Section 7.4 are in addition to

all other amounts due under this Agreement (other than

those due under Section 5.2 hereof) and shall not be

offset against or reduce any other amounts due under this

Agreement.

          8.  No Mitigation.  The Company agrees that, if

the Executive's employment with the Company terminates

during the Term, the Executive is not required to seek

other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to Section 6 hereof or Section 7.4 hereof.  Further, the

amount of any payment or benefit provided for in this

Agreement (other than Section 6.1(B) hereof) shall not be

reduced by any compensation earned by the Executive as

the result of employment by another employer, by

retirement benefits, by offset against any amount claimed

to be owed by the Executive to the Company, or otherwise.

          9.  Successors; Binding Agreement.

          9.1  In addition to any obligations imposed by

law upon any successor to the Company, the Company will

require any successor (whether direct or indirect, by

purchase, merger, consolidation or otherwise) to all or

substantially all of the business and/or assets of the

Company to expressly assume and agree to perform this

Agreement in the same manner and to the same extent that

the Company would be required to perform it if no such

succession had taken place.  Failure of the Company to

obtain such assumption and agreement prior to the

effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on

the same terms as the Executive would be entitled to

hereunder if the Executive were to terminate the

Executive's employment for Good Reason after a Change in

Control, except that, for purposes of implementing the

foregoing, the date on which any such succession becomes

effective shall be deemed the Date of Termination.

          9.2  This Agreement shall inure to the benefit

of and be enforceable by the Executive's personal or

legal representatives, executors, administrators,

successors, heirs, distributees, devisees and legatees.

If the Executive shall die while any amount would still

be payable to the Executive hereunder (other than amounts

which, by their terms, terminate upon the death of the

Executive) if the Executive had continued to live, all

such amounts, unless otherwise provided herein, shall be

paid in accordance with the terms of this Agreement to

the executors, personal representatives or administrators

of the Executive's estate.

          10.  Notices.  For the purpose of this

Agreement, notices and all other communications provided

for in the Agreement shall be in writing and shall be

deemed to have been duly given when delivered or mailed

by United States registered mail, return receipt

requested, postage prepaid, addressed, if to the

Executive, to the address inserted below the Executive's

signature on the final page hereof and, if to the

Company, to the address set forth below, or to such other

address as either party may have furnished to the other

in writing in accordance herewith, except that notice of

change of address shall be effective only upon actual

receipt:

          To the Company:

          Syncor International Corporation
          6464 Canoga Avenue
          Woodland Hills, CA 91367
          Attention:  General Counsel


          11.  Miscellaneous.  No provision of this

Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as

may be specifically designated by the Board.  No waiver

by either party hereto at any time of any breach by the

other party hereto of, or of any lack of compliance with,

any condition or provision of this Agreement to be

performed by such other party shall be deemed a waiver of

similar or dissimilar provisions or conditions at the

same or at any prior or subsequent time.  This Agreement

supersedes any other agreements or representations, oral

or otherwise, express or implied, with respect to the

subject matter hereof which have been made by either

party, including but not limited to the Benefits

Agreement entered into between the Executive and the

Company; provided, however, that this Agreement shall

supersede any agreement setting forth the terms and

conditions of the Executive's employment with the Company

only in the event that the Executive's employment with

the Company is terminated on or following a Change in

Control, by the Company other than for Cause or by the

Executive for Good Reason.   The validity,

interpretation, construction and performance of this

Agreement shall be governed by the laws of the State of

California.  All references to sections of the Exchange

Act or the Code shall be deemed also to refer to any

successor provisions to such sections.  Any payments

provided for hereunder shall be paid net of any

applicable withholding required under federal, state or

local law and any additional withholding to which the

Executive has agreed.  The obligations of the Company and

the Executive under this Agreement which by their nature

may require either partial or total performance after the

expiration of the Term (including, without limitation,

those under Sections 6 and 7 hereof) shall survive such

expiration.

          12.  Validity.  The invalidity or

unenforceability of any provision of this Agreement shall

not affect the validity or enforceability of any other

provision of this Agreement, which shall remain in full

force and effect.

          13.  Counterparts.  This Agreement may be

executed in several counterparts, each of which shall be

deemed to be an original but all of which together will

constitute one and the same instrument.

          14.  Settlement of Disputes; Arbitration.

14.1 All claims by the Executive for benefits under this

Agreement shall be directed to and determined by

the Committee and shall be in writing.  Any denial by the

Committee of a claim for benefits under this Agreement

shall be delivered to the Executive in writing and shall

set forth the specific reasons for the denial and the

specific provisions of this Agreement relied upon.  The

Committee shall afford a reasonable opportunity to the

Executive for a review of the decision denying a claim

and shall further allow the Executive to appeal to the

Committee a decision of the Committee within sixty (60)

days after notification by the Committee that the

Executive's claim has been denied.

          14.2  Any further dispute or controversy

arising under or in connection with this Agreement shall be settled exclusively by arbitration in Woodland Hills,

California in accordance with the rules of the American

Arbitration Association then in effect; provided,

however, that the evidentiary standards set forth in this

Agreement shall apply.  Judgment may be entered on the

arbitrator's award in any court having jurisdiction.

Notwithstanding any provision of this Agreement to the

contrary, the Executive shall be entitled to seek

specific performance of the Executive's right to be paid

until the Date of Termination during the pendency of any

dispute or controversy arising under or in connection

with this Agreement.

          15.  Definitions.  For purposes of this

Agreement, the following terms shall have the meanings

indicated below:

          (A)  "Affiliate" shall have the meaning set

forth in Rule 12b-2 promulgated under Section 12 of the

Exchange Act.

          (B)  "Auditor" shall have the meaning set forth

in Section 6.2 hereof.

          (C)  "Base Amount" shall have the meaning set

forth in section 280G(b)(3) of the Code.

          (D)  "Beneficial Owner" shall have the meaning

set forth in Rule 13d-3 under the Exchange Act.

          (E)  "Board" shall mean the Board of Directors

of the Company.

          (F)  "Cause" for termination by the Company of

the Executive's employment shall mean (i) the willful and

continued failure by the Executive to substantially

perform the Executive's duties with the Company (other

than any such failure resulting from the Executive's

incapacity due to physical or mental illness or any such

actual or anticipated failure after the issuance of a

Notice of Termination for Good Reason by the Executive

pursuant to Section 7.1 hereof) that has not been cured

within 30 days after a written demand for substantial

performance is delivered to the Executive by the Board,

which demand specifically identifies the manner in which

the Board believes that the Executive has not

substantially performed the Executive's duties, or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or

its subsidiaries, monetarily or otherwise.  For purposes

of clauses (i) and (ii) of this definition, (x) no act,

or failure to act, on the Executive's part shall be

deemed "willful" unless done, or omitted to be done, by

the Executive not in good faith and without reasonable

belief that the Executive's act, or failure to act, was

in the best interest of the Company and (y) in the event

of a dispute concerning the application of this

provision, no claim by the Company that Cause exists

shall be given effect unless the Company establishes to

the Committee by clear and convincing evidence that Cause

exists.

          (G)  A "Change in Control" shall be deemed to

have occurred if the event set forth in any one of the

following paragraphs shall have occurred:

                    (I)  any Person is or becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the

          Company or its affiliates) representing 25% or

          more of the combined voting power of the

          Company's then outstanding securities,

          excluding any Person who becomes such a

          Beneficial Owner in connection with a

          transaction described in clause (i) of

          paragraph (III) below; or

                    (II) the following individuals cease

          for any reason to constitute a majority of the

          number of directors then serving: individuals

          who, on the date hereof, constitute the Board

          and any new director (other than a director

          whose initial assumption of office is in

          connection with an actual or threatened

          election contest, including but not limited to

          a consent solicitation, relating to the

          election of directors of the Company) whose

          appointment or election by the Board or
          nomination for election by the Company's

          stockholders was approved or recommended by a

          vote of at least two-thirds (2/3) of the

          directors then still in office who either were

          directors on the date hereof or whose

          appointment, election or nomination for

          election was previously so approved or

          recommended; or;

                    (III)  there is consummated a merger

          or consolidation of the Company or any direct

          or indirect subsidiary of the Company with any

          other corporation, other than (i) a merger or

          consolidation immediately following which the

          individuals who comprise the Board immediately

          prior thereto constitute at least a majority of

          the board of directors of the Company, the

          entity surviving such merger or consolidation

          or any parent thereof (or a majority plus one

          member where such board comprises an odd number

          of members), or (ii) a merger or consolidation effected to implement a recapitalization of the

          Company (or similar transaction) in which no

          Person is or becomes the Beneficial Owner,

          directly or indirectly, of securities of the

          Company (not including in the securities

          Beneficially Owned by such Person any

          securities acquired directly from the Company

          or its Affiliates) representing 25% or more of

          the combined voting power of the Company's then

          outstanding securities; or

                    (IV) the stockholders of the Company

          approve a plan of complete liquidation or

          dissolution of the Company or there is

          consummated an agreement for the sale or

          disposition by the Company of all or

          substantially all of the Company's assets,

          other than a sale or disposition by the Company

          of all or substantially all of the Company's

          assets to an entity a majority of the board of

          directors of which (or of any parent thereof) immediately following such sale or disposition comprise the individuals or who comprised the

          Board immediately prior thereto (or a majority

          plus one member where such board comprises an

          odd number of members).

Notwithstanding the foregoing, a "Change in Control"

shall not be deemed to have occurred by virtue of the

consummation of any transaction or series of integrated

transactions immediately following which the record

holders of the common stock of the Company immediately

prior to such transaction or series of transactions

continue to have substantially the same proportionate

ownership in an entity which owns all or substantially

all of the assets of the Company immediately following

such transaction or series of transactions.

          (H)  "Code" shall mean the Internal Revenue

Code of 1986, as amended from time to time.

          (I)  "Committee" shall mean (i) the individuals

(not fewer than three in number) who, on the date six

months before a Change in Control, constitute the

Compensation Committee of the Board, plus (ii) in the

event that fewer than three individuals are available

from the group specified in clause (i) above for any

reason, such individuals as may be appointed by the

individual or individuals so available (including for

this purpose any individual or individuals previously so

appointed under this clause (ii)).

          (J)  "Company" shall mean Syncor International

Corporation and, except in determining under Section

15(E) hereof whether or not any Change in Control of the

Company has occurred, shall include any successor to its

business and/or assets which assumes and agrees to

perform this Agreement by operation of law, or otherwise.

          (K)  "Date of Termination" shall have the

meaning set forth in Section 7.2 hereof.

          (L)  "Disability" shall be deemed the reason

for the termination by the Company of the Executive's

employment, if, as a result of the Executive's incapacity

due to physical or mental illness, the Executive shall

have been absent from the full-time performance of the

Executive's duties with the Company for a period of six

(6) consecutive months, the Company shall have given the

Executive a Notice of Termination for Disability, and,

within thirty (30) days after such Notice of Termination

is given, the Executive shall not have returned to the

full-time performance of the Executive's duties.

          (M)  "Exchange Act" shall mean the Securities

Exchange Act of 1934, as amended from time to time.

          (N)  "Excise Tax" shall mean any excise tax

imposed under section 4999 of the Code.

          (O)  "Executive" shall mean the individual

named in the first paragraph of this Agreement.

          (P)  "Good Reason" for termination by the

Executive of the Executive's employment shall mean the

occurrence (without the Executive's express written

consent) after any Change in Control, or prior to a

Change in Control under the circumstances described in

clauses (ii) and (iii) of the second sentence of Section

6.1 hereof (treating all references in paragraphs (I)

through (VII) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by

the Company to act, unless, in the case of any act or

failure to act described in paragraph (I), (V), (VI) or

(VII) below, such act or failure to act is corrected

prior to the Date of Termination specified in the Notice

of Termination given in respect thereof:

                    (I)  the assignment to the Executive

          of any duties inconsistent with the Executive's

          status as a senior executive officer of the

          Company or a substantial adverse alteration in

          the nature or status of the Executive's

          responsibilities from those in effect

          immediately prior to the Change in Control

          including, without limitation, if the Executive

          was, immediately prior to the Change in

          Control, an executive officer of a public

          company, the Executive ceasing to be an

          executive officer of a public company;

                    (II)  a reduction by the Company in

          the Executive's annual base salary as in effect

          on the date hereof or as the same may be

          increased from time to time;

                   (III)  the relocation of the

          Executive's principal place of employment to a

          location more than 50 miles from the

          Executive's principal place of employment

          immediately prior to the Change in Control or

          the Company's requiring the Executive to be

          based anywhere other than such principal place

          of employment (or permitted relocation thereof)

          except for required travel on the Company's

          business to an extent substantially consistent

          with the Executive's present business travel

          obligations;

                    (IV)  the failure by the Company to

          pay to the Executive any portion of the

          Executive's current compensation or to pay to

          the Executive any portion of an installment of

          deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is

          due;

                    (V)  the failure by the Company to

          continue in effect any compensation plan in

          which the Executive participates immediately

          prior to the Change in Control which is

          material to the Executive's total compensation,

          unless an equitable arrangement (embodied in an

          ongoing substitute or alternative plan) has

          been made with respect to such plan, or the

          failure by the Company to continue the

          Executive's participation therein (or in such

          substitute or alternative plan) on a basis not

          materially less favorable, both in terms of the

          amount or timing of payment of benefits

          provided and the level of the Executive's

          participation relative to other participants,

          as existed immediately prior to the Change in

          Control;

                    (VI)  the failure by the Company to

          continue to provide the Executive with benefits

          substantially similar to those enjoyed by the

          Executive under any of the Company's pension,

          savings, life insurance, medical, health and

          accident, or disability plans in which the

          Executive was participating immediately prior

          to the Change in Control, the taking of any

          other action by the Company which would

          directly or indirectly materially reduce any of

          such benefits or deprive the Executive of any

          material fringe benefit enjoyed by the

          Executive at the time of the Change in Control,

          or the failure by the Company to provide the

          Executive with the number of paid vacation days

          to which the Executive is entitled on the basis

          of years of service with the Company in

          accordance with the Company's normal vacation

          policy in effect at the time of the Change in

          Control; or

                    (VII)  any purported termination of

          the Executive's employment which is not

          effected pursuant to a Notice of Termination

          satisfying the requirements of Section 7.1

          hereof; for purposes of this Agreement, no such

          purported termination shall be effective.

          The Executive's right to terminate the

Executive's employment for Good Reason shall not be

affected by the Executive's incapacity due to physical or

mental illness.  The Executive's continued employment

shall not constitute consent to, or a waiver of rights

with respect to, any act or failure to act constituting

Good Reason hereunder.

          For purposes of any determination regarding the

existence of Good Reason, any claim by the Executive that

Good Reason exists shall be presumed to be correct unless

the Company establishes to the Committee by clear and

convincing evidence that Good Reason does not exist.

          (Q)  "Gross-Up Payment" shall have the meaning

set forth in Section 6.2 hereof.

          (R)  "Notice of Termination" shall have the

meaning set forth in Section 7.1 hereof.

          (S)  "Pension Plan" shall mean (i) any tax-

qualified, supplemental or excess defined benefit pension

plan maintained by the Company and any other defined

benefit plan or agreement entered into between the

Executive and the Company which is designed to provide

the Executive with supplemental retirement benefits and

(ii) tax-qualified, supplemental or excess defined

contribution plan maintained by the Company and any other

defined contribution plan or agreement entered into

between the Executive and the Company.

          (T)  "Person" shall have the meaning given in

Section 3(a)(9) of the Exchange Act, as modified and used

in Sections 13(d) and 14(d) thereof, except that such

term shall not include (i) the Company or any of its

subsidiaries, (ii) a trustee or other fiduciary holding

securities under an employee benefit plan of the Company

or any of its Affiliates, (iii) an underwriter

temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in

substantially the same proportions as their ownership of

stock of the Company.

          (U)  "Potential Change in Control" shall be

deemed to have occurred if the event set forth in any one

of the following paragraphs shall have occurred:

                    (I)  the Company enters into an

          agreement, the consummation of which would

          result in the occurrence of a Change in

          Control;

                    (II)  the Company or any Person

          publicly announces an intention to take or to

          consider taking actions which, if consummated,

          would constitute a Change in Control;

                    (III)  any Person becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company representing 10% or

          more of either the then outstanding shares of

          common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities

          beneficially owned by such Person any

          securities acquired directly from the Company

          or its affiliates); or

                    (IV)  the Board adopts a resolution

          to the effect that, for purposes of this

          Agreement, a Potential Change in Control has

          occurred.

          (V)  "Retirement" shall be deemed the reason

for the termination by the Executive of the Executive's

employment if such employment is terminated in accordance

with the Company's retirement policy, including early

retirement, generally applicable to its salaried

employees.

          (W)  "Severance Payments" shall have the

meaning set forth in Section 6.1 hereof.

          (X)  "Tax Counsel" shall have the meaning set

forth in Section 6.2 hereof.

          (Y)  "Term" shall mean the period of time

described in Section 2 hereof (including any extension,

continuation or termination described therein).

          (Z)  "Total Payments" shall mean those payments

so described in Section 6.2 hereof.

          IN WITNESS WHEREOF, the parties have executed

this Agreement as of the date first above written.


                    SYNCOR INTERNATIONAL CORPORATION


                    By:/s/Robert G. Funari
                    Name:
                    Title:



                    /s/Jack L. Coffey
                    Jack Coffey

                      Exhibit 10.6

                  SEVERANCE AGREEMENT

          THIS AGREEMENT, dated August 24, 2001, is made

by and between, Syncor International Corporation (the

"Company"), and Sheila Coop (the "Executive").

          WHEREAS, the Company considers it essential to

the best interests of its stockholders to foster the

continued employment of key management personnel; and

          WHEREAS, the Board recognizes that, as is the

case with many publicly held corporations, the

possibility of a Change in Control exists and that such

possibility, and the uncertainty and questions which it

may raise among management, may result in the departure

or distraction of management personnel to the detriment

of the Company and its stockholders; and

          WHEREAS, the Board has determined that

appropriate steps should be taken to reinforce and

encourage the continued attention and dedication of

members of the Company's management, including the

Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control;

          NOW, THEREFORE, in consideration of the

premises and the mutual covenants herein contained, the

Company and the Executive hereby agree as follows:

          1.  Defined Terms.  The definitions of

capitalized terms used in this Agreement are provided in

the last Section hereof.

          2.  Term of Agreement.  The Term of this

Agreement shall commence on the date hereof and shall

continue in effect through December 31, 2002; provided,

however, that commencing on January 1, 2002 and each

January 1 thereafter, the Term shall automatically be

extended for one additional year unless, not later than

September 30 of the preceding year, the Company or the

Executive shall have given notice not to extend the Term;

and further provided, however, that if a Change in

Control shall have occurred during the Term, the Term

shall expire no earlier than twenty-four (24) months

beyond the month in which such Change in Control

occurred.

          3.  Company's Covenants Summarized.  In order

to induce the Executive to remain in the employ of the

Company and in consideration of the Executive's covenants

set forth in Section 4 hereof, the Company agrees, under

the conditions described herein, to pay the Executive the

Severance Payments and the other payments and benefits

described herein.  Except as provided in Section 9.1

hereof, no Severance Payments shall be payable under this

Agreement unless there shall have been (or, under the

terms of the second sentence of Section 6.1 hereof, there

shall be deemed to have been) a termination of the

Executive's employment with the Company following a

Change in Control and during the Term.  This Agreement

shall not be construed as creating an express or implied

contract of employment and, except as otherwise agreed in

writing between the Executive and the Company, the

Executive shall not have any right to be retained in the

employ of the Company.

          4.  The Executive's Covenants.  The Executive

agrees that, subject to the terms and conditions of this

Agreement, in the event of a Potential Change in Control

during the Term, the Executive will remain in the employ

of the Company until the earliest of (i) a date which is

six (6) months from the date of such Potential Change in

Control, (ii) the date of a Change in Control, (iii) the

date of termination by the Executive of the Executive's

employment for Good Reason or by reason of death,

Disability or Retirement, or (iv) the termination by the

Company of the Executive's employment for any reason.

          5.  Compensation Other Than Severance Payments.

          5.1  Following a Change in Control and during

the Term, during any period that the Executive fails to

perform the Executive's full-time duties with the Company

as a result of incapacity due to physical or mental

illness, the Company shall pay the Executive's full

salary to the Executive at the rate in effect at the

commencement of any such period, together with all

compensation and benefits payable to the Executive under

the terms of any compensation or benefit plan, program or

arrangement maintained by the Company during such period

(other than any disability plan), until the Executive's

employment is terminated by the Company for Disability.

          5.2  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay the

Executive's full salary to the Executive through the Date

of Termination at the rate in effect immediately prior to

the Date of Termination or, if higher, the rate in effect

immediately prior to the first occurrence of an event or

circumstance constituting Good Reason, together with all

compensation and benefits payable to the Executive

through the Date of Termination under the terms of the

Company's compensation and benefit plans, programs or

arrangements as in effect immediately prior to the Date

of Termination or, if more favorable to the Executive, as

in effect immediately prior to the first occurrence of an

event or circumstance constituting Good Reason.

          5.3  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay to the

Executive the Executive's normal post-termination

compensation and benefits as such payments become due.

Such post-termination compensation and benefits shall be

determined under, and paid in accordance with, the

Company's retirement, insurance and other compensation or

benefit plans, programs and arrangements as in effect

immediately prior to the Date of Termination or, if more

favorable to the Executive, as in effect immediately

prior to the occurrence of the first event or

circumstance constituting Good Reason.

          6.  Severance Payments.

          6.1  If the Executive's employment is

terminated following a Change in Control and during the

Term, other than (A) by the Company for Cause, (B) by

reason of death or Disability, or (C) by the Executive

without Good Reason,  then the Company shall pay the

Executive the amounts, and provide the Executive the

benefits, described in this Section 6.1 ("Severance

Payments") and Section 6.2, in addition to any payments

and benefits to which the Executive is entitled under

Section 5 hereof.  For purposes of this Agreement, the

Executive's employment shall be deemed to have been

terminated following a Change in Control by the Company

without Cause or by the Executive with Good Reason, if

(i) the Executive's employment is terminated by the

Company without Cause prior to a Change in Control

(whether or not a Change in Control ever occurs) and such

termination was at the request or direction of a Person

who has entered into an agreement with the Company the

consummation of which would constitute a Change in

Control, (ii) the Executive terminates her employment for

Good Reason prior to a Change in Control (whether or not

a Change in Control ever occurs) and the circumstance or

event which constitutes Good Reason occurs at the request

or direction of such Person, or (iii) the Executive's

employment is terminated by the Company without Cause or

by the Executive for Good Reason and such termination or

the circumstance or event which constitutes Good Reason

is otherwise in connection with or in anticipation of a

Change in Control (whether or not a Change in Control ever occurs). For purposes of any determination regarding the applicability of the immediately preceding

sentence, any position taken by the Executive shall be

presumed to be correct unless the Company establishes to

the Committee by clear and convincing evidence that such

position is not correct.

                    (A)  In lieu of any further salary

     payments to the Executive for periods subsequent to

     the Date of Termination and in lieu of any severance

     benefit otherwise payable to the Executive, the

     Company shall pay to the Executive a lump sum

     severance payment, in cash, equal to two times the

     sum of (i) the Executive's base salary as in effect

     immediately prior to the Date of Termination or, if

     higher, in effect immediately prior to the first

     occurrence of an event or circumstance constituting

     Good Reason, and (ii) the greater of the average

     annual bonus earned by the Executive pursuant to any

     annual bonus or incentive plan maintained by the

     Company in respect of the three fiscal years ending immediately prior to the fiscal year in which occurs the Date of Termination or, if higher, immediately

     prior to the fiscal year in which occurs the first

     event or circumstance constituting Good Reason and

     the Executive's target annual bonus under such plan

     for the year in which occurs the Date of Termination

     or, if higher, for the year immediately preceding

     the year in which occurs the first event or

     circumstance constituting Good Reason.

                    (B)  For the twenty-four (24) month period

     immediately following the Date of Termination, the

     Company shall arrange to provide the Executive and

     her dependents life, disability, accident and health

     insurance benefits substantially similar to those

     provided to the Executive and her dependents

     immediately prior to the Date of Termination or, if

     more favorable to the Executive, those provided to

     the Executive and her dependents immediately prior

     to the first occurrence of an event or circumstance

     constituting Good Reason, at no greater cost to the

     Executive than the cost to the Executive immediately

     prior to such date or occurrence; provided, however,

     that, unless the Executive consents to a different

     method (after taking into account the effect of such

     method on the calculation of "parachute payments"

     pursuant to Section 6.2 hereof), such health

     insurance benefits shall be provided through a third-

     party insurer.  Benefits otherwise receivable by the

     Executive pursuant to this Section 6.1 (B) shall be

     reduced to the extent benefits of the same type are

     received by or made available to the Executive

     during the twenty-four (24) month period following

     the Executive's termination of employment (and any

     such benefits received by or made available to the

     Executive shall be reported to the Company by the

     Executive); provided, however, that the Company

     shall reimburse the Executive for the excess, if

     any, of the cost of such benefits to the Executive

     over such cost immediately prior to the Date of

     Termination or, if more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason.

                    (C)  Notwithstanding any provision of any

     annual or long-term incentive plan to the contrary,

     the Company shall pay to the Executive a lump sum

     amount, in cash, equal to any unpaid incentive

     compensation which has been allocated or awarded to

     the Executive for a completed fiscal year or other

     measuring period preceding the Date of Termination

     under any such plan and which, as of the Date of

     Termination, is contingent only upon the continued

     employment of the Executive to a subsequent date.

                   (D)  In addition to the retirement

     benefits to which the Executive is entitled under

     each Pension Plan (or any successor plan thereto)

     that constitutes a defined benefit pension plan, the

     Company shall pay the Executive a lump sum amount,

     in cash, equal to the excess of (i) the actuarial

     equivalent of the aggregate retirement pension

     (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event

     earlier than the second anniversary of the Date of

     Termination) as of which the actuarial equivalent of

     such annuity is greatest) which the Executive would

     have accrued under the terms of all such Pension

     Plans (without regard to any amendment to any such

     Pension Plan made subsequent to a Change in Control

     and on or prior to the Date of Termination, which

     amendment adversely affects in any manner the

     computation of retirement benefits thereunder),

     determined as if the Executive were fully vested

     thereunder and had accumulated (after the Date of

     Termination) twenty-four (24) additional months of

     service credit thereunder and had been credited

     under each such Pension Plan during such period with

     compensation equal to the Executive's compensation

     (as defined in such Pension Plan) during the twelve

     (12) months immediately preceding Date of

     Termination or, if higher, during the twelve months immediately prior to the first occurrence of an event or circumstance constituting Good Reason, over

     (ii) the actuarial equivalent of the aggregate

     retirement pension (taking into account any early

     retirement subsidies associated therewith and

     determined as a straight life annuity commencing at

     the date (but in no event earlier than the Date of

     Termination) as of which the actuarial equivalent of

     such annuity is greatest) which the Executive had

     accrued pursuant to the provisions of the such

     Pension Plans as of the Date of Termination.  For

     purposes of this Section 6.1(D), "actuarial

     equivalent" shall be determined using the same

     assumptions utilized under the Company's tax-

     qualified defined benefit pension plan for salaried

     employees immediately prior to the Date of

     Termination. or, if more favorable to the Executive,

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason.  In

     addition to the benefits to which the Executive is entitled under the Pension Plan (or any successor plan thereto) that constitutes a defined

     contribution pension plan, the Company shall pay the

     Executive a lump sum amount, in cash, equal to the

     sum of (i) the amount that would have been

     contributed thereto by the Company on the

     Executive's behalf during the two years immediately

     following the Date of Termination, determined (x) as

     if the Executive made the maximum permissible

     contributions thereto during such period, (y) as if

     the Executive earned compensation during such period

     at a rate equal to the Executive's compensation (as

     defined in the Pension Plan) during the twelve (12)

     months immediately preceding the Date of Termination

     or, if higher, during the twelve months immediately

     prior to the first occurrence of an event or

     circumstance constituting Good Reason, and (z)

     without regard to any amendment to the Pension Plan

     made subsequent to a Change in Control and on or

     prior to the Date of Termination, which amendment adversely affects in any manner the computation of benefits thereunder, and (ii) the excess, if any, of

     (x) the Executive's account balance under the

     Pension Plan as of the Date of Termination over (y)

     the portion of such account balance that is

     nonforfeitable under the terms of the Pension Plan.

                    (E)  If the Executive would have become

     entitled to benefits under the Company's post-

     retirement health care or life insurance plans, as

     in effect immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     as in effect immediately prior to the first

     occurrence of an event or circumstance constituting

     Good Reason, had the Executive's employment

     terminated at any time during the period of twenty-

     four (24) months after the Date of Termination, the

     Company shall provide such post-retirement health

     care or life insurance benefits to the Executive and

     the Executive's dependents commencing on the later

     of (i) the date on which such coverage would have first become available and (ii) the date on which benefits described in subsection (B) of this Section

     6.1 terminate.

                    (F)  The Company shall provide the

     Executive with outplacement services suitable to the

     Executive's position for a period of one (1) year

     or, if earlier, until the first acceptance by the

     Executive of an offer of employment; provided,

     however, that in no event shall the cost for such

     outplacement services exceed $50,000.

          6.2  (A)  Whether or not the Executive becomes

entitled to the Severance Payments, if any of the

payments or benefits received or to be received by the

Executive in connection with a Change in Control or the

Executive's termination of employment (whether pursuant

to the terms of this Agreement or any other plan,

arrangement or agreement with the Company, any Person

whose actions result in a Change in Control or any Person

affiliated with the Company or such Person) (all such

payments and benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments")

will be subject to the Excise Tax, the Company shall pay

to the Executive an additional amount (the "Gross-Up

Payment") such that the net amount retained by the

Executive, after deduction of any Excise Tax on the Total

Payments and any federal, state and local income and

employment taxes and Excise Tax upon the Gross-Up

Payment, and after taking into account the phase out of

itemized deductions attributable to the Gross-Up Payment,

shall be equal to the Total Payments.

               (B)  For purposes of determining whether

any of the Total Payments will be subject to the Excise

Tax and the amount of such Excise Tax, (i) all of the

Total Payments shall be treated as "parachute payments"

(within the meaning of section 280G(b)(2) of the Code)

unless, in the opinion of tax counsel ("Tax Counsel")

reasonably acceptable to the Executive and selected by

the accounting firm which was, immediately prior to the

Change in Control, the Company's independent auditor (the

"Auditor"), such payments or benefits (in whole or in

part) do not constitute parachute payments, including by

reason of section 280G(b)(4)(A) of the Code, (ii) all

"excess parachute payments" within the meaning of section

280G(b)(l) of the Code shall be treated as subject to the

Excise Tax unless, in the opinion of Tax Counsel, such

excess parachute payments (in whole or in part) represent

reasonable compensation for services actually rendered

(within the meaning of section 280G(b)(4)(B) of the Code)

in excess of the Base Amount allocable to such reasonable

compensation, or are otherwise not subject to the Excise

Tax, and (iii) the value of any noncash benefits or any

deferred payment or benefit shall be determined by the

Auditor in accordance with the principles of sections

280G(d)(3) and (4) of the Code.  For purposes of

determining the amount of the Gross-Up Payment, the

Executive shall be deemed to pay federal income tax at

the highest marginal rate of federal income taxation in

the calendar year in which the Gross-Up Payment is to be

made and state and local income taxes at the highest

marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on

which the Gross-Up Payment is calculated for purposes of

this Section 6.2), net of the maximum reduction in

federal income taxes which could be obtained from

deduction of such state and local taxes.

               (C)  In the event that the Excise Tax is

finally determined to be less than the amount taken into

account hereunder in calculating the Gross-Up Payment,

the Executive shall repay to the Company, within five (5)

business days following the time that the amount of such

reduction in the Excise Tax is finally determined, the

portion of the Gross-Up Payment attributable to such

reduction (plus that portion of the Gross-Up Payment

attributable to the Excise Tax and federal, state and

local income and employment taxes imposed on the Gross-Up

Payment being repaid by the Executive), to the extent

that such repayment results in a reduction in the Excise

Tax and a dollar-for-dollar reduction in the Executive's

taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided

in section 1274(b)(2)(B) of the Code.  In the event that

the Excise Tax is determined to exceed the amount taken

into account hereunder in calculating the Gross-Up

Payment (including by reason of any payment the existence

or amount of which cannot be determined at the time of

the Gross-Up Payment), the Company shall make an

additional Gross-Up Payment in respect of such excess

(plus any interest, penalties or additions payable by the

Executive with respect to such excess) within five (5)

business days following the time that the amount of such

excess is finally determined.  The Executive and the

Company shall each reasonably cooperate with the other in

connection with any administrative or judicial

proceedings concerning the existence or amount of

liability for Excise Tax with respect to the Total

Payments.

          6.3  The payments provided in subsections (A),

(C) and (D) of Section 6.1 hereof and in Section 6.2 hereof shall be made not later than the fifth day following the Date of Termination (or if there is no Date

of Termination, then the date on which the Gross-Up

Payment is calculated for purposes of Section 6.2

hereof); provided, however, that if the amounts of such

payments cannot be finally determined on or before such

day, the Company shall pay to the Executive on such day

an estimate, as determined in good faith by the Executive

or, in the case of payments under Section 6.2 hereof, in

accordance with Section 6.2 hereof, of the minimum amount

of such payments to which the Executive is clearly

entitled and shall pay the remainder of such payments

(together with interest on the unpaid remainder (or on

all such payments to the extent the Company fails to make

such payments when due) at 120% of the rate provided in

section 1274(b)(2)(B) of the Code) as soon as the amount

thereof can be determined but in no event later than the

thirtieth (30th) day after the Date of Termination.  In

the event that the amount of the estimated payments

exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day

after demand by the Company (together with interest at

120% of the rate provided in section 1274(b)(2)(B) of the

Code).  At the time that payments are made under this

Agreement, the Company shall provide the Executive with a

written statement setting forth the manner in which such

payments were calculated and the basis for such

calculations including, without limitation, any opinions

or other advice the Company has received from Tax

Counsel, the Auditor or other advisors or consultants

(and any such opinions or advice which are in writing

shall be attached to the statement).

          6.4  The Company also shall pay to the

Executive all legal fees and expenses incurred by the

Executive in disputing in good faith any issue hereunder

relating to the termination of the Executive's

employment, in seeking in good faith to obtain or enforce

any benefit or right provided by this Agreement or in

connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the

Code to any payment or benefit provided hereunder.  Such

payments shall be made within five (5) business days

after delivery of the Executive's written requests for

payment accompanied with such evidence of fees and

expenses incurred as the Company reasonably may require.

          7.  Termination Procedures and Compensation

During Dispute.

          7.1  Notice of Termination.  After a Change in

Control and during the Term, any purported termination of

the Executive's employment (other than by reason of

death) shall be communicated by written Notice of

Termination from one party hereto to the other party

hereto in accordance with Section 10 hereof.  For

purposes of this Agreement, a "Notice of Termination"

shall mean a notice which shall indicate the specific

termination provision in this Agreement relied upon and

shall set forth in reasonable detail the facts and

circumstances claimed to provide a basis for termination

of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted

by the affirmative vote of not less than three-quarters

(3/4) of the entire membership of the Board at a meeting

of the Board which was called and held for the purpose of

considering such termination (after reasonable notice to

the Executive and an opportunity for the Executive,

together with the Executive's counsel, to be heard before

the Board) finding that, in the good faith opinion of the

Board, the Executive was guilty of conduct set forth in

clause (i) or (ii) of the definition of Cause herein, and

specifying the particulars thereof in detail.

          7.2  Date of Termination.  "Date of

Termination," with respect to any purported termination

of the Executive's employment after a Change in Control

and during the Term, shall mean (i) if the Executive's

employment is terminated for Disability, thirty (30) days

after Notice of Termination is given (provided that the

Executive shall not have returned to the full-time

performance of the Executive's duties during such thirty

(30) day period), and (ii) if the Executive's employment

is terminated for any other reason, the date specified in

the Notice of Termination (which, in the case of a

termination by the Company, shall not be less than thirty

(30) days (except in the case of a termination for Cause)

and, in the case of a termination by the Executive, shall

not be less than fifteen (15) days nor more than sixty

(60) days, respectively, from the date such Notice of

Termination is given).

          7.3  Dispute Concerning Termination.  If within

fifteen (15) days after any Notice of Termination is

given, or, if later, prior to the Date of Termination (as

determined without regard to this Section 7.3), the party

receiving such Notice of Termination notifies the other

party that a dispute exists concerning the termination,

the Date of Termination shall be extended until the

earlier of (i) the date on which the Term ends or (ii)

the date on which the dispute is finally resolved, either

by mutual written agreement of the parties or by a final

judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has

expired and no appeal has been perfected); provided,

however, that the Date of Termination shall be extended

by a notice of dispute given by the Executive only if

such notice is given in good faith and the Executive

pursues the resolution of such dispute with reasonable

diligence.

          7.4  Compensation During Dispute.  If a

purported termination occurs following a Change in

Control and during the Term and the Date of Termination

is extended in accordance with Section 7.3 hereof, the

Company shall continue to pay the Executive the full

compensation in effect when the notice giving rise to the

dispute was given (including, but not limited to, salary)

and continue the Executive as a participant in all

compensation, benefit and insurance plans in which the

Executive was participating when the notice giving rise

to the dispute was given, until the Date of Termination,

as determined in accordance with Section 7.3 hereof.

Amounts paid under this Section 7.4 are in addition to

all other amounts due under this Agreement (other than

those due under Section 5.2 hereof) and shall not be

offset against or reduce any other amounts due under this

Agreement.

          8.  No Mitigation.  The Company agrees that, if

the Executive's employment with the Company terminates

during the Term, the Executive is not required to seek

other employment or to attempt in any way to reduce any

amounts payable to the Executive by the Company pursuant

to Section 6 hereof or Section 7.4 hereof.  Further, the

amount of any payment or benefit provided for in this

Agreement (other than Section 6.1(B) hereof) shall not be

reduced by any compensation earned by the Executive as

the result of employment by another employer, by

retirement benefits, by offset against any amount claimed

to be owed by the Executive to the Company, or otherwise.

          9.  Successors; Binding Agreement.

          9.1  In addition to any obligations imposed by

law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or

substantially all of the business and/or assets of the

Company to expressly assume and agree to perform this

Agreement in the same manner and to the same extent that

the Company would be required to perform it if no such

succession had taken place.  Failure of the Company to

obtain such assumption and agreement prior to the

effectiveness of any such succession shall be a breach of

this Agreement and shall entitle the Executive to

compensation from the Company in the same amount and on

the same terms as the Executive would be entitled to

hereunder if the Executive were to terminate the

Executive's employment for Good Reason after a Change in

Control, except that, for purposes of implementing the

foregoing, the date on which any such succession becomes

effective shall be deemed the Date of Termination.

          9.2  This Agreement shall inure to the benefit

of and be enforceable by the Executive's personal or

legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

If the Executive shall die while any amount would still

be payable to the Executive hereunder (other than amounts

which, by their terms, terminate upon the death of the

Executive) if the Executive had continued to live, all

such amounts, unless otherwise provided herein, shall be

paid in accordance with the terms of this Agreement to

the executors, personal representatives or administrators

of the Executive's estate.

          10.  Notices.  For the purpose of this

Agreement, notices and all other communications provided

for in the Agreement shall be in writing and shall be

deemed to have been duly given when delivered or mailed

by United States registered mail, return receipt

requested, postage prepaid, addressed, if to the

Executive, to the address inserted below the Executive's

signature on the final page hereof and, if to the

Company, to the address set forth below, or to such other

address as either party may have furnished to the other

in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

          To the Company:

          Syncor International Corporation
          6464 Canoga Avenue
          Woodland Hills, CA 91367
          Attention:  General Counsel


          11.  Miscellaneous.  No provision of this

Agreement may be modified, waived or discharged unless

such waiver, modification or discharge is agreed to in

writing and signed by the Executive and such officer as

may be specifically designated by the Board.  No waiver

by either party hereto at any time of any breach by the

other party hereto of, or of any lack of compliance with,

any condition or provision of this Agreement to be

performed by such other party shall be deemed a waiver of

similar or dissimilar provisions or conditions at the

same or at any prior or subsequent time.  This Agreement

supersedes any other agreements or representations, oral

or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party, including but not limited to the Benefits

Agreement entered into between the Executive and the

Company; provided, however, that this Agreement shall

supersede any agreement setting forth the terms and

conditions of the Executive's employment with the Company

only in the event that the Executive's employment with

the Company is terminated on or following a Change in

Control, by the Company other than for Cause or by the

Executive for Good Reason.   The validity,

interpretation, construction and performance of this

Agreement shall be governed by the laws of the State of

California.  All references to sections of the Exchange

Act or the Code shall be deemed also to refer to any

successor provisions to such sections.  Any payments

provided for hereunder shall be paid net of any

applicable withholding required under federal, state or

local law and any additional withholding to which the

Executive has agreed.  The obligations of the Company and

the Executive under this Agreement which by their nature may require either partial or total performance after the expiration of the Term (including, without limitation,

those under Sections 6 and 7 hereof) shall survive such

expiration.

          12.  Validity.  The invalidity or

unenforceability of any provision of this Agreement shall

not affect the validity or enforceability of any other

provision of this Agreement, which shall remain in full

force and effect.

          13.  Counterparts.  This Agreement may be

executed in several counterparts, each of which shall be

deemed to be an original but all of which together will

constitute one and the same instrument.

          14.  Settlement of Disputes; Arbitration.  14.1

All claims by the Executive for benefits under this

Agreement shall be directed to and determined by

the Committee and shall be in writing.  Any denial by the

Committee of a claim for benefits under this Agreement

shall be delivered to the Executive in writing and shall

set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The

Committee shall afford a reasonable opportunity to the

Executive for a review of the decision denying a claim

and shall further allow the Executive to appeal to the

Committee a decision of the Committee within sixty (60)

days after notification by the Committee that the

Executive's claim has been denied.

          14.2  Any further dispute or controversy

arising under or in connection with this Agreement shall

be settled exclusively by arbitration in Woodland Hills,

California in accordance with the rules of the American

Arbitration Association then in effect; provided,

however, that the evidentiary standards set forth in this

Agreement shall apply.  Judgment may be entered on the

arbitrator's award in any court having jurisdiction.

Notwithstanding any provision of this Agreement to the

contrary, the Executive shall be entitled to seek

specific performance of the Executive's right to be paid

until the Date of Termination during the pendency of any

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dispute or controversy arising under or in connection

with this Agreement.

          15.  Definitions.  For purposes of this

Agreement, the following terms shall have the meanings

indicated below:

          (A)  "Affiliate" shall have the meaning set

forth in Rule 12b-2 promulgated under Section 12 of the

Exchange Act.

          (B)  "Auditor" shall have the meaning set forth

in Section 6.2 hereof.

          (C)  "Base Amount" shall have the meaning set

forth in section 280G(b)(3) of the Code.

          (D)  "Beneficial Owner" shall have the meaning

set forth in Rule 13d-3 under the Exchange Act.

          (E)  "Board" shall mean the Board of Directors

of the Company.

          (F)  "Cause" for termination by the Company of

the Executive's employment shall mean (i) the willful and

continued failure by the Executive to substantially

perform the Executive's duties with the Company (other

than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a

Notice of Termination for Good Reason by the Executive

pursuant to Section 7.1 hereof) that has not been cured

within 30 days after a written demand for substantial

performance is delivered to the Executive by the Board,

which demand specifically identifies the manner in which

the Board believes that the Executive has not

substantially performed the Executive's duties, or (ii)

the willful engaging by the Executive in conduct which is

demonstrably and materially injurious to the Company or

its subsidiaries, monetarily or otherwise.  For purposes

of clauses (i) and (ii) of this definition, (x) no act,

or failure to act, on the Executive's part shall be

deemed "willful" unless done, or omitted to be done, by

the Executive not in good faith and without reasonable

belief that the Executive's act, or failure to act, was

in the best interest of the Company and (y) in the event

of a dispute concerning the application of this

provision, no claim by the Company that Cause exists

shall be given effect unless the Company establishes to

the Committee by clear and convincing evidence that Cause

exists.

          (G)  A "Change in Control" shall be deemed to

have occurred if the event set forth in any one of the

following paragraphs shall have occurred:

                    (I)  any Person is or becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company (not including in the

          securities beneficially owned by such Person

          any securities acquired directly from the

          Company or its affiliates) representing 25% or

          more of the combined voting power of the

          Company's then outstanding securities,

          excluding any Person who becomes such a

          Beneficial Owner in connection with a

          transaction described in clause (i) of

          paragraph (III) below; or

                    (II) the following individuals cease

          for any reason to constitute a majority of the

          number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director

          whose initial assumption of office is in

          connection with an actual or threatened

          election contest, including but not limited to

          a consent solicitation, relating to the

          election of directors of the Company) whose

          appointment or election by the Board or

          nomination for election by the Company's

          stockholders was approved or recommended by a

          vote of at least two-thirds (2/3) of the

          directors then still in office who either were

          directors on the date hereof or whose

          appointment, election or nomination for

          election was previously so approved or

          recommended; or;

                    (III)  there is consummated a merger

          or consolidation of the Company or any direct

          or indirect subsidiary of the Company with any

          other corporation, other than (i) a merger or consolidation immediately following which the individuals who comprise the Board immediately

          prior thereto constitute at least a majority of

          the board of directors of the Company, the

          entity surviving such merger or consolidation

          or any parent thereof (or a majority plus one

          member where such board comprises an odd number

          of members), or (ii) a merger or consolidation

          effected to implement a recapitalization of the

          Company (or similar transaction) in which no

          Person is or becomes the Beneficial Owner,

          directly or indirectly, of securities of the

          Company (not including in the securities

          Beneficially Owned by such Person any

          securities acquired directly from the Company

          or its Affiliates) representing 25% or more of

          the combined voting power of the Company's then

          outstanding securities; or

                    (IV) the stockholders of the Company

          approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or

          disposition by the Company of all or

          substantially all of the Company's assets,

          other than a sale or disposition by the Company

          of all or substantially all of the Company's

          assets to an entity a majority of the board of

          directors of which (or of any parent thereof)

          immediately following such sale or disposition

          comprise the individuals or who comprised the

          Board immediately prior thereto (or a majority

          plus one member where such board comprises an

          odd number of members).

Notwithstanding the foregoing, a "Change in Control"

shall not be deemed to have occurred by virtue of the

consummation of any transaction or series of integrated

transactions immediately following which the record

holders of the common stock of the Company immediately

prior to such transaction or series of transactions

continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following

such transaction or series of transactions.

          (H)  "Code" shall mean the Internal Revenue

Code of 1986, as amended from time to time.

          (I)  "Committee" shall mean (i) the individuals

(not fewer than three in number) who, on the date six

months before a Change in Control, constitute the

Compensation Committee of the Board, plus (ii) in the

event that fewer than three individuals are available

from the group specified in clause (i) above for any

reason, such individuals as may be appointed by the

individual or individuals so available (including for

this purpose any individual or individuals previously so

appointed under this clause (ii)).

          (J)  "Company" shall mean Syncor International

Corporation and, except in determining under Section

15(E) hereof whether or not any Change in Control of the

Company has occurred, shall include any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

          (K)  "Date of Termination" shall have the

meaning set forth in Section 7.2 hereof.

          (L)  "Disability" shall be deemed the reason

for the termination by the Company of the Executive's

employment, if, as a result of the Executive's incapacity

due to physical or mental illness, the Executive shall

have been absent from the full-time performance of the

Executive's duties with the Company for a period of six

(6) consecutive months, the Company shall have given the

Executive a Notice of Termination for Disability, and,

within thirty (30) days after such Notice of Termination

is given, the Executive shall not have returned to the

full-time performance of the Executive's duties.

          (M)  "Exchange Act" shall mean the Securities

Exchange Act of 1934, as amended from time to time.

          (N)  "Excise Tax" shall mean any excise tax

imposed under section 4999 of the Code.

          (O)  "Executive" shall mean the individual

named in the first paragraph of this Agreement.

          (P)  "Good Reason" for termination by the

Executive of the Executive's employment shall mean the

occurrence (without the Executive's express written

consent) after any Change in Control, or prior to a

Change in Control under the circumstances described in

clauses (ii) and (iii) of the second sentence of Section

6.1 hereof (treating all references in paragraphs (I)

through (VII) below to a "Change in Control" as

references to a "Potential Change in Control"), of any

one of the following acts by the Company, or failures by

the Company to act, unless, in the case of any act or

failure to act described in paragraph (I), (V), (VI) or

(VII) below, such act or failure to act is corrected

prior to the Date of Termination specified in the Notice

of Termination given in respect thereof:

                    (I)  the assignment to the Executive

          of any duties inconsistent with the Executive's

          status as a senior executive officer of the

          Company or a substantial adverse alteration in the nature or status of the Executive's responsibilities from those in effect

          immediately prior to the Change in Control

          including, without limitation, if the Executive

          was, immediately prior to the Change in

          Control, an executive officer of a public

          company, the Executive ceasing to be an

          executive officer of a public company;

                    (II)  a reduction by the Company in

          the Executive's annual base salary as in effect

          on the date hereof or as the same may be

          increased from time to time;

                    (III)  the relocation of the

          Executive's principal place of employment to a

          location more than 50 miles from the

          Executive's principal place of employment

          immediately prior to the Change in Control or

          the Company's requiring the Executive to be

          based anywhere other than such principal place

          of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent

          with the Executive's present business travel

          obligations;

                    (IV)  the failure by the Company to

          pay to the Executive any portion of the

          Executive's current compensation or to pay to

          the Executive any portion of an installment of

          deferred compensation under any deferred

          compensation program of the Company, within

          seven (7) days of the date such compensation is

          due;

                    (V)  the failure by the Company to

          continue in effect any compensation plan in

          which the Executive participates immediately

          prior to the Change in Control which is

          material to the Executive's total compensation,

          unless an equitable arrangement (embodied in an

          ongoing substitute or alternative plan) has

          been made with respect to such plan, or the failure by the Company to continue the

          Executive's participation therein (or in such

          substitute or alternative plan) on a basis not

          materially less favorable, both in terms of the

          amount or timing of payment of benefits

          provided and the level of the Executive's

          participation relative to other participants,

          as existed immediately prior to the Change in

          Control;

                    (VI)  the failure by the Company to

          continue to provide the Executive with benefits

          substantially similar to those enjoyed by the

          Executive under any of the Company's pension,

          savings, life insurance, medical, health and

          accident, or disability plans in which the

          Executive was participating immediately prior

          to the Change in Control, the taking of any

          other action by the Company which would

          directly or indirectly materially reduce any of

          such benefits or deprive the Executive of any material fringe benefit enjoyed by the

          Executive at the time of the Change in Control,

          or the failure by the Company to provide the

          Executive with the number of paid vacation days

          to which the Executive is entitled on the basis

          of years of service with the Company in

          accordance with the Company's normal vacation

          policy in effect at the time of the Change in

          Control; or

                    (VII)  any purported termination of

          the Executive's employment which is not

          effected pursuant to a Notice of Termination

          satisfying the requirements of Section 7.1

          hereof; for purposes of this Agreement, no such

          purported termination shall be effective.

          The Executive's right to terminate the

Executive's employment for Good Reason shall not be

affected by the Executive's incapacity due to physical or

mental illness.  The Executive's continued employment

shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting

Good Reason hereunder.

          For purposes of any determination regarding the

existence of Good Reason, any claim by the Executive that

Good Reason exists shall be presumed to be correct unless

the Company establishes to the Committee by clear and

convincing evidence that Good Reason does not exist.

          (Q)  "Gross-Up Payment" shall have the meaning

set forth in Section 6.2 hereof.

          (R)  "Notice of Termination" shall have the

meaning set forth in Section 7.1 hereof.

          (S)  "Pension Plan" shall mean (i) any tax-

qualified, supplemental or excess defined benefit pension

plan maintained by the Company and any other defined

benefit plan or agreement entered into between the

Executive and the Company which is designed to provide

the Executive with supplemental retirement benefits and

(ii) tax-qualified, supplemental or excess defined

contribution plan maintained by the Company and any other defined contribution plan or agreement entered into between the Executive and the Company.

          (T)  "Person" shall have the meaning given in

Section 3(a)(9) of the Exchange Act, as modified and used

in Sections 13(d) and 14(d) thereof, except that such

term shall not include (i) the Company or any of its

subsidiaries, (ii) a trustee or other fiduciary holding

securities under an employee benefit plan of the Company

or any of its Affiliates, (iii) an underwriter

temporarily holding securities pursuant to an offering of

such securities, or (iv) a corporation owned, directly or

indirectly, by the stockholders of the Company in

substantially the same proportions as their ownership of

stock of the Company.

          (U)  "Potential Change in Control" shall be

deemed to have occurred if the event set forth in any one

of the following paragraphs shall have occurred:

                    (I)  the Company enters into an

          agreement, the consummation of which would

          result in the occurrence of a Change in

          Control;

                    (II)  the Company or any Person

          publicly announces an intention to take or to

          consider taking actions which, if consummated,

          would constitute a Change in Control;

                    (III)  any Person becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company representing 10% or

          more of either the then outstanding shares of

          common stock of the Company or the combined

          voting power of the Company's then outstanding

          securities (not including in the securities

          beneficially owned by such Person any

          securities acquired directly from the Company

          or its affiliates); or

                    (IV)  the Board adopts a resolution

          to the effect that, for purposes of this

          Agreement, a Potential Change in Control has

          occurred.

          (V)  "Retirement" shall be deemed the reason

for the termination by the Executive of the Executive's employment if such employment is terminated in accordance with the Company's retirement policy, including early

retirement, generally applicable to its salaried

employees.

          (W)  "Severance Payments" shall have the

meaning set forth in Section 6.1 hereof.

          (X)  "Tax Counsel" shall have the meaning set

forth in Section 6.2 hereof.

          (Y)  "Term" shall mean the period of time

described in Section 2 hereof (including any extension,

continuation or termination described therein).

          (Z)  "Total Payments" shall mean those payments

so described in Section 6.2 hereof.

          IN WITNESS WHEREOF, the parties have executed

this Agreement as of the date first above written.



                         SYNCOR INTERNATIONAL CORPORATION



                         By:/s/Robert G. Funari
                         Name:
                         Title:



                         /s/Sheila Coop
                         Sheila Coop

                      Exhibit 10.7

                   SEVERANCE AGREEMENT

          THIS AGREEMENT, dated August 24, 2001, is made

by and between, Syncor International Corporation (the

"Company"), and William Forster (the "Executive").

          WHEREAS, the Company considers it essential to

the best interests of its stockholders to foster the

continued employment of key management personnel; and

          WHEREAS, the Board recognizes that, as is the

case with many publicly held corporations, the

possibility of a Change in Control exists and that such

possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment

of the Company and its stockholders; and

          WHEREAS, the Board has determined that

appropriate steps should be taken to reinforce and

encourage the continued attention and dedication of

members of the Company's management, including the

Executive, to their assigned duties without distraction

in the face of potentially disturbing circumstances

arising from the possibility of a Change in Control;

          NOW, THEREFORE, in consideration of the

premises and the mutual covenants herein contained, the

Company and the Executive hereby agree as follows:

          1.  Defined Terms.  The definitions of

capitalized terms used in this Agreement are provided in

the last Section hereof.

          2.  Term of Agreement.  The Term of this

Agreement shall commence on the date hereof and shall

continue in effect through December 31, 2002; provided,

however, that commencing on January 1, 2002 and each

January 1 thereafter, the Term shall automatically be

extended for one additional year unless, not later than

September 30 of the preceding year, the Company or the

Executive shall have given notice not to extend the Term;

and further provided, however, that if a Change in

Control shall have occurred during the Term, the Term

shall expire no earlier than twenty-four (24) months

beyond the month in which such Change in Control

occurred.

          3.  Company's Covenants Summarized.  In order

to induce the Executive to remain in the employ of the

Company and in consideration of the Executive's covenants

set forth in Section 4 hereof, the Company agrees, under

the conditions described herein, to pay the Executive the

Severance Payments and the other payments and benefits

described herein.  Except as provided in Section 9.1

hereof, no Severance Payments shall be payable under this

Agreement unless there shall have been (or, under the

terms of the second sentence of Section 6.1 hereof, there

shall be deemed to have been) a termination of the

Executive's employment with the Company following a

Change in Control and during the Term.  This Agreement

shall not be construed as creating an express or implied

contract of employment and, except as otherwise agreed in

writing between the Executive and the Company, the

Executive shall not have any right to be retained in the

employ of the Company.

          4.  The Executive's Covenants.  The Executive

agrees that, subject to the terms and conditions of this

Agreement, in the event of a Potential Change in Control

during the Term, the Executive will remain in the employ

of the Company until the earliest of (i) a date which is

six (6) months from the date of such Potential Change in

Control, (ii) the date of a Change in Control, (iii) the

date of termination by the Executive of the Executive's

employment for Good Reason or by reason of death,

Disability or Retirement, or (iv) the termination by the

Company of the Executive's employment for any reason.

          5.  Compensation Other Than Severance Payments.

          5.1  Following a Change in Control and during

the Term, during any period that the Executive fails to

perform the Executive's full-time duties with the Company

as a result of incapacity due to physical or mental

illness, the Company shall pay the Executive's full

salary to the Executive at the rate in effect at the

commencement of any such period, together with all

compensation and benefits payable to the Executive under

the terms of any compensation or benefit plan, program or

arrangement maintained by the Company during such period

(other than any disability plan), until the Executive's

employment is terminated by the Company for Disability.

          5.2  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay the

Executive's full salary to the Executive through the Date

of Termination at the rate in effect immediately prior to

the Date of Termination or, if higher, the rate in effect

immediately prior to the first occurrence of an event or

circumstance constituting Good Reason, together with all

compensation and benefits payable to the Executive through the Date of Termination under the terms of the

Company's compensation and benefit plans, programs or

arrangements as in effect immediately prior to the Date

of Termination or, if more favorable to the Executive, as

in effect immediately prior to the first occurrence of an

event or circumstance constituting Good Reason.

          5.3  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay to the

Executive the Executive's normal post-termination

compensation and benefits as such payments become due.

Such post-termination compensation and benefits shall be

determined under, and paid in accordance with, the

Company's retirement, insurance and other compensation or

benefit plans, programs and arrangements as in effect

immediately prior to the Date of Termination or, if more

favorable to the Executive, as in effect immediately

prior to the occurrence of the first event or

circumstance constituting Good Reason.

          6.  Severance Payments.

          6.1  If the Executive's employment is

terminated following a Change in Control and during the

Term, other than (A) by the Company for Cause, (B) by

reason of death or Disability, or (C) by the Executive

without Good Reason,  then the Company shall pay the

Executive the amounts, and provide the Executive the

benefits, described in this Section 6.1 ("Severance

Payments") and Section 6.2, in addition to any payments

and benefits to which the Executive is entitled under

Section 5 hereof.  For purposes of this Agreement, the

Executive's employment shall be deemed to have been

terminated following a Change in Control by the Company

without Cause or by the Executive with Good Reason, if

(i) the Executive's employment is terminated by the

Company without Cause prior to a Change in Control

(whether or not a Change in Control ever occurs) and such

termination was at the request or direction of a Person

who has entered into an agreement with the Company the

consummation of which would constitute a Change in

Control, (ii) the Executive terminates his employment for

Good Reason prior to a Change in Control (whether or not

a Change in Control ever occurs) and the circumstance or

event which constitutes Good Reason occurs at the request

or direction of such Person, or (iii) the Executive's

employment is terminated by the Company without Cause or

by the Executive for Good Reason and such termination or

the circumstance or event which constitutes Good Reason

is otherwise in connection with or in anticipation of a

Change in Control (whether or not a Change in Control

ever occurs).  For purposes of any determination

regarding the applicability of the immediately preceding

sentence, any position taken by the Executive shall be

presumed to be correct unless the Company establishes to

the Committee by clear and convincing evidence that such

position is not correct.

                    (A)  In lieu of any further salary

     payments to the Executive for periods subsequent to

     the Date of Termination and in lieu of any severance

     benefit otherwise payable to the Executive, the

     Company shall pay to the Executive a lump sum severance payment, in cash, equal to two times the sum of (i) the Executive's base salary as in effect

     immediately prior to the Date of Termination or, if

     higher, in effect immediately prior to the first

     occurrence of an event or circumstance constituting

     Good Reason, and (ii) the greater of the average

     annual bonus earned by the Executive pursuant to any

     annual bonus or incentive plan maintained by the

     Company in respect of the three fiscal years ending

     immediately prior to the fiscal year in which occurs

     the Date of Termination or, if higher, immediately

     prior to the fiscal year in which occurs the first

     event or circumstance constituting Good Reason and

     the Executive's target annual bonus under such plan

     for the year in which occurs the Date of Termination

     or, if higher, for the year immediately preceding

     the year in which occurs the first event or

     circumstance constituting Good Reason.

                    (B)  For the twenty-four (24) month period

     immediately following the Date of Termination, the

     Company shall arrange to provide the Executive and

     his dependents life, disability, accident and health

     insurance benefits substantially similar to those

     provided to the Executive and his dependents

     immediately prior to the Date of Termination or, if

     more favorable to the Executive, those provided to

     the Executive and his dependents immediately prior

     to the first occurrence of an event or circumstance

     constituting Good Reason, at no greater cost to the

     Executive than the cost to the Executive immediately

     prior to such date or occurrence; provided, however,

     that, unless the Executive consents to a different

     method (after taking into account the effect of such

     method on the calculation of "parachute payments"

     pursuant to Section 6.2 hereof), such health

     insurance benefits shall be provided through a third-

     party insurer.  Benefits otherwise receivable by the

     Executive pursuant to this Section 6.1 (B) shall be

     reduced to the extent benefits of the same type are

     received by or made available to the

     Executive during the twenty-four (24) month period

     following the Executive's termination of employment

     (and any such benefits received by or made available

     to the Executive shall be reported to the Company by

     the Executive); provided, however, that the Company

     shall reimburse the Executive for the excess, if

     any, of the cost of such benefits to the Executive

     over such cost immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     the first occurrence of an event or circumstance

     constituting Good Reason.

                    (C)  Notwithstanding any provision of any

     annual or long-term incentive plan to the contrary,

     the Company shall pay to the Executive a lump sum

     amount, in cash, equal to any unpaid incentive

     compensation which has been allocated or awarded to

     the Executive for a completed fiscal year or other

     measuring period preceding the Date of Termination

     under any such plan and which, as of the Date of

     Termination, is contingent only upon the continued

     employment of the Executive to a subsequent date.

                    (D)  In addition to the retirement

     benefits to which the Executive is entitled under

     each Pension Plan (or any successor plan thereto)

     that constitutes a defined benefit pension plan, the

     Company shall pay the Executive a lump sum amount,

     in cash, equal to the excess of (i) the actuarial

     equivalent of the aggregate retirement pension

     (taking into account any early retirement subsidies

     associated therewith and determined as a straight

     life annuity commencing at the date (but in no event

     earlier than the second anniversary of the Date of

     Termination) as of which the actuarial equivalent of

     such annuity is greatest) which the Executive would

     have accrued under the terms of all such Pension

     Plans (without regard to any amendment to any such

     Pension Plan made subsequent to a Change in Control

     and on or prior to the Date of Termination, which

     amendment adversely affects in any manner the

     computation of retirement benefits thereunder), determined as if the Executive were fully vested thereunder and had accumulated (after the Date of

     Termination) twenty-four (24) additional months of

     service credit thereunder and had been credited

     under each such Pension Plan during such period with

     compensation equal to the Executive's compensation

     (as defined in such Pension Plan) during the twelve

     (12) months immediately preceding Date of

     Termination or, if higher, during the twelve months

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason, over

     (ii) the actuarial equivalent of the aggregate

     retirement pension (taking into account any early

     retirement subsidies associated therewith and

     determined as a straight life annuity commencing at

     the date (but in no event earlier than the Date of

     Termination) as of which the actuarial equivalent of

     such annuity is greatest) which the Executive had

     accrued pursuant to the provisions of the such

     Pension Plans as of the Date of Termination. For purposes of this Section 6.1(D), "actuarial equivalent" shall be determined using the same

     assumptions utilized under the Company's tax-

     qualified defined benefit pension plan for salaried

     employees immediately prior to the Date of

     Termination. or, if more favorable to the Executive,

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason.  In

     addition to the benefits to which the Executive is

     entitled under the Pension Plan (or any successor

     plan thereto) that constitutes a defined

     contribution pension plan, the Company shall pay the

     Executive a lump sum amount, in cash, equal to the

     sum of (i) the amount that would have been

     contributed thereto by the Company on the

     Executive's behalf during the two years immediately

     following the Date of Termination, determined (x) as

     if the Executive made the maximum permissible

     contributions thereto during such period, (y) as if

     the Executive earned compensation during such period at a rate equal to the Executive's compensation (as defined in the Pension Plan) during the twelve (12)

     months immediately preceding the Date of Termination

     or, if higher, during the twelve months immediately

     prior to the first occurrence of an event or

     circumstance constituting Good Reason, and (z)

     without regard to any amendment to the Pension Plan

     made subsequent to a Change in Control and on or

     prior to the Date of Termination, which amendment

     adversely affects in any manner the computation of

     benefits thereunder, and (ii) the excess, if any, of

     (x) the Executive's account balance under the

     Pension Plan as of the Date of Termination over (y)

     the portion of such account balance that is

     nonforfeitable under the terms of the Pension Plan.

                    (E)  If the Executive would have become

     entitled to benefits under the Company's post-

     retirement health care or life insurance plans, as

     in effect immediately prior to the Date of

     Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting

     Good Reason, had the Executive's employment

     terminated at any time during the period of twenty-

     four (24) months after the Date of Termination, the

     Company shall provide such post-retirement health

     care or life insurance benefits to the Executive and

     the Executive's dependents commencing on the later

     of (i) the date on which such coverage would have

     first become available and (ii) the date on which

     benefits described in subsection (B) of this Section

     6.1 terminate.

                    (F)  The Company shall provide the

     Executive with outplacement services suitable to the

     Executive's position for a period of one (1) year

     or, if earlier, until the first acceptance by the

     Executive of an offer of employment; provided,

     however, that in no event shall the cost for such

     outplacement services exceed $50,000.

          6.2  (A)  Whether or not the Executive becomes

entitled to the Severance Payments, if any of the

payments or benefits received or to be received by the

Executive in connection with a Change in Control or the

Executive's termination of employment (whether pursuant

to the terms of this Agreement or any other plan,

arrangement or agreement with the Company, any Person

whose actions result in a Change in Control or any Person

affiliated with the Company or such Person) (all such

payments and benefits, excluding the Gross-Up Payment,

being hereinafter referred to as the "Total Payments")

will be subject to the Excise Tax, the Company shall pay

to the Executive an additional amount (the "Gross-Up

Payment") such that the net amount retained by the

Executive, after deduction of any Excise Tax on the Total

Payments and any federal, state and local income and

employment taxes and Excise Tax upon the Gross-Up

Payment, and after taking into account the phase out of

itemized deductions attributable to the Gross-Up Payment,

shall be equal to the Total Payments.

               (B)  For purposes of determining whether

any of the Total Payments will be subject to the Excise

Tax and the amount of such Excise Tax, (i) all of the

Total Payments shall be treated as "parachute payments"

(within the meaning of section 280G(b)(2) of the Code)

unless, in the opinion of tax counsel ("Tax Counsel")

reasonably acceptable to the Executive and selected by

the accounting firm which was, immediately prior to the

Change in Control, the Company's independent auditor (the

"Auditor"), such payments or benefits (in whole or in

part) do not constitute parachute payments, including by

reason of section 280G(b)(4)(A) of the Code, (ii) all

"excess parachute payments" within the meaning of section

280G(b)(l) of the Code shall be treated as subject to the

Excise Tax unless, in the opinion of Tax Counsel, such

excess parachute payments (in whole or in part) represent

reasonable compensation for services actually rendered

(within the meaning of section 280G(b)(4)(B) of the Code)

in excess of the Base Amount allocable to such reasonable

compensation, or are otherwise not subject to the Excise

Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the

Auditor in accordance with the principles of sections

280G(d)(3) and (4) of the Code.  For purposes of

determining the amount of the Gross-Up Payment, the

Executive shall be deemed to pay federal income tax at

the highest marginal rate of federal income taxation in

the calendar year in which the Gross-Up Payment is to be

made and state and local income taxes at the highest

marginal rate of taxation in the state and locality of

the Executive's residence on the Date of Termination (or

if there is no Date of Termination, then the date on

which the Gross-Up Payment is calculated for purposes of

this Section 6.2), net of the maximum reduction in

federal income taxes which could be obtained from

deduction of such state and local taxes.

               (C)  In the event that the Excise Tax is

finally determined to be less than the amount taken into

account hereunder in calculating the Gross-Up Payment,

the Executive shall repay to the Company, within five (5)

business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such

reduction (plus that portion of the Gross-Up Payment

attributable to the Excise Tax and federal, state and

local income and employment taxes imposed on the Gross-Up

Payment being repaid by the Executive), to the extent

that such repayment results in a reduction in the Excise

Tax and a dollar-for-dollar reduction in the Executive's

taxable income and wages for purposes of federal, state

and local income and employment taxes, plus interest on

the amount of such repayment at 120% of the rate provided

in section 1274(b)(2)(B) of the Code.  In the event that

the Excise Tax is determined to exceed the amount taken

into account hereunder in calculating the Gross-Up

Payment (including by reason of any payment the existence

or amount of which cannot be determined at the time of

the Gross-Up Payment), the Company shall make an

additional Gross-Up Payment in respect of such excess

(plus any interest, penalties or additions payable by the

Executive with respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined.  The Executive and the

Company shall each reasonably cooperate with the other in

connection with any administrative or judicial

proceedings concerning the existence or amount of

liability for Excise Tax with respect to the Total

Payments.

          6.3  The payments provided in subsections (A),

(C) and (D) of Section 6.1 hereof and in Section 6.2

hereof shall be made not later than the fifth day

following the Date of Termination (or if there is no Date

of Termination, then the date on which the Gross-Up

Payment is calculated for purposes of Section 6.2

hereof); provided, however, that if the amounts of such

payments cannot be finally determined on or before such

day, the Company shall pay to the Executive on such day

an estimate, as determined in good faith by the Executive

or, in the case of payments under Section 6.2 hereof, in

accordance with Section 6.2 hereof, of the minimum amount

of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments

(together with interest on the unpaid remainder (or on

all such payments to the extent the Company fails to make

such payments when due) at 120% of the rate provided in

section 1274(b)(2)(B) of the Code) as soon as the amount

thereof can be determined but in no event later than the

thirtieth (30th) day after the Date of Termination.  In

the event that the amount of the estimated payments

exceeds the amount subsequently determined to have been

due, such excess shall constitute a loan by the Company

to the Executive, payable on the fifth (5th) business day

after demand by the Company (together with interest at

120% of the rate provided in section 1274(b)(2)(B) of the

Code).  At the time that payments are made under this

Agreement, the Company shall provide the Executive with a

written statement setting forth the manner in which such

payments were calculated and the basis for such

calculations including, without limitation, any opinions

or other advice the Company has received from Tax

Counsel, the Auditor or other advisors or consultants

(and any such opinions or advice which are in writing

shall be attached to the statement).

          6.4  The Company also shall pay to the

Executive all legal fees and expenses incurred by the

Executive in disputing in good faith any issue hereunder

relating to the termination of the Executive's

employment, in seeking in good faith to obtain or enforce

any benefit or right provided by this Agreement or in

connection with any tax audit or proceeding to the extent

attributable to the application of section 4999 of the

Code to any payment or benefit provided hereunder.  Such

payments shall be made within five (5) business days

after delivery of the Executive's written requests for

payment accompanied with such evidence of fees and

expenses incurred as the Company reasonably may require.

          7.  Termination Procedures and Compensation

During Dispute.

          7.1  Notice of Termination.  After a Change in

Control and during the Term, any purported termination of

the Executive's employment (other than by reason of death) shall be communicated by written Notice of

Termination from one party hereto to the other party

hereto in accordance with Section 10 hereof.  For

purposes of this Agreement, a "Notice of Termination"

shall mean a notice which shall indicate the specific

termination provision in this Agreement relied upon and

shall set forth in reasonable detail the facts and

circumstances claimed to provide a basis for termination

of the Executive's employment under the provision so

indicated.  Further, a Notice of Termination for Cause is

required to include a copy of a resolution duly adopted

by the affirmative vote of not less than three-quarters

(3/4) of the entire membership of the Board at a meeting

of the Board which was called and held for the purpose of

considering such termination (after reasonable notice to

the Executive and an opportunity for the Executive,

together with the Executive's counsel, to be heard before

the Board) finding that, in the good faith opinion of the

Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

          7.2  Date of Termination.  "Date of

Termination," with respect to any purported termination

of the Executive's employment after a Change in Control

and during the Term, shall mean (i) if the Executive's

employment is terminated for Disability, thirty (30) days

after Notice of Termination is given (provided that the

Executive shall not have returned to the full-time

performance of the Executive's duties during such thirty

(30) day period), and (ii) if the Executive's employment

is terminated for any other reason, the date specified in

the Notice of Termination (which, in the case of a

termination by the Company, shall not be less than thirty

(30) days (except in the case of a termination for Cause)

and, in the case of a termination by the Executive, shall

not be less than fifteen (15) days nor more than sixty

(60) days, respectively, from the date such Notice of

Termination is given).

          7.3  Dispute Concerning Termination.  If within

fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party

receiving such Notice of Termination notifies the other

party that a dispute exists concerning the termination,

the Date of Termination shall be extended until the

earlier of (i) the date on which the Term ends or (ii)

the date on which the dispute is finally resolved, either

by mutual written agreement of the parties or by a final

judgment, order or decree of an arbitrator or a court of

competent jurisdiction (which is not appealable or with

respect to which the time for appeal therefrom has

expired and no appeal has been perfected); provided,

however, that the Date of Termination shall be extended

by a notice of dispute given by the Executive only if

such notice is given in good faith and the Executive

pursues the resolution of such dispute with reasonable

diligence.

          7.4  Compensation During Dispute.  If a

purported termination occurs following a Change in

Control and during the Term and the Date of Termination is extended in accordance with Section 7.3 hereof, the

Company shall continue to pay the Executive the full

compensation in effect when the notice giving rise to the

dispute was given (including, but not limited to, salary)

and continue the Executive as a participant in all

compensation, benefit and insurance plans in which the

Executive was participating when the notice giving rise

to the dispute was given, until the Date of Termination,

as determined in accordance with Section 7.3 hereof.

Amounts paid under this Section 7.4 are in addition to

all other amounts due under this Agreement (other than

those due under Section 5.2 hereof) and shall not be

offset against or reduce any other amounts due under this

Agreement.

          8.  No Mitigation.  The Company agrees that, if

the Executive's employment with the Company terminates

during the Term, the Executive is not required to seek

other employment or to attempt in any way to reduce any

amounts payable to the Executive by the Company pursuant

to Section 6 hereof or Section 7.4 hereof. Further, the amount of any payment or benefit provided for in this

Agreement (other than Section 6.1(B) hereof) shall not be

reduced by any compensation earned by the Executive as

the result of employment by another employer, by

retirement benefits, by offset against any amount claimed

to be owed by the Executive to the Company, or otherwise.

          9.  Successors; Binding Agreement.

          9.1  In addition to any obligations imposed by

law upon any successor to the Company, the Company will

require any successor (whether direct or indirect, by

purchase, merger, consolidation or otherwise) to all or

substantially all of the business and/or assets of the

Company to expressly assume and agree to perform this

Agreement in the same manner and to the same extent that

the Company would be required to perform it if no such

succession had taken place.  Failure of the Company to

obtain such assumption and agreement prior to the

effectiveness of any such succession shall be a breach of

this Agreement and shall entitle the Executive to

compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the

Executive's employment for Good Reason after a Change in

Control, except that, for purposes of implementing the

foregoing, the date on which any such succession becomes

effective shall be deemed the Date of Termination.

          9.2  This Agreement shall inure to the benefit

of and be enforceable by the Executive's personal or

legal representatives, executors, administrators,

successors, heirs, distributees, devisees and legatees.

If the Executive shall die while any amount would still

be payable to the Executive hereunder (other than amounts

which, by their terms, terminate upon the death of the

Executive) if the Executive had continued to live, all

such amounts, unless otherwise provided herein, shall be

paid in accordance with the terms of this Agreement to

the executors, personal representatives or administrators

of the Executive's estate.

          10.  Notices.  For the purpose of this

Agreement, notices and all other communications provided

for in the Agreement shall be in writing and shall be

deemed to have been duly given when delivered or mailed

by United States registered mail, return receipt

requested, postage prepaid, addressed, if to the

Executive, to the address inserted below the Executive's

signature on the final page hereof and, if to the

Company, to the address set forth below, or to such other

address as either party may have furnished to the other

in writing in accordance herewith, except that notice of

change of address shall be effective only upon actual

receipt:

          To the Company:

          Syncor International Corporation
          6464 Canoga Avenue
          Woodland Hills, CA 91367
          Attention:  General Counsel


          11.  Miscellaneous.  No provision of this

Agreement may be modified, waived or discharged unless

such waiver, modification or discharge is agreed to in

writing and signed by the Executive and such officer as

may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with,

any condition or provision of this Agreement to be

performed by such other party shall be deemed a waiver of

similar or dissimilar provisions or conditions at the

same or at any prior or subsequent time.  This Agreement

supersedes any other agreements or representations, oral

or otherwise, express or implied, with respect to the

subject matter hereof which have been made by either

party, including but not limited to the Benefits

Agreement entered into between the Executive and the

Company; provided, however, that this Agreement shall

supersede any agreement setting forth the terms and

conditions of the Executive's employment with the Company

only in the event that the Executive's employment with

the Company is terminated on or following a Change in

Control, by the Company other than for Cause or by the

Executive for Good Reason.   The validity,

interpretation, construction and performance of this

Agreement shall be governed by the laws of the State of

California.  All references to sections of the Exchange

Act or the Code shall be deemed also to refer to any

successor provisions to such sections.  Any payments

provided for hereunder shall be paid net of any

applicable withholding required under federal, state or

local law and any additional withholding to which the

Executive has agreed.  The obligations of the Company and

the Executive under this Agreement which by their nature

may require either partial or total performance after the

expiration of the Term (including, without limitation,

those under Sections 6 and 7 hereof) shall survive such

expiration.

          12.  Validity.  The invalidity or

unenforceability of any provision of this Agreement shall

not affect the validity or enforceability of any other

provision of this Agreement, which shall remain in full

force and effect.

          13.  Counterparts.  This Agreement may be

executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

          14.  Settlement of Disputes; Arbitration.  14.1

All claims by the Executive for benefits under this

Agreement shall be directed to and determined by the

Committee and shall be in writing.  Any denial by the

Committee of a claim for benefits under this Agreement

shall be delivered to the Executive in writing and shall

set forth the specific reasons for the denial and the

specific provisions of this Agreement relied upon.  The

Committee shall afford a reasonable opportunity to the

Executive for a review of the decision denying a claim

and shall further allow the Executive to appeal to the

Committee a decision of the Committee within sixty (60)

days after notification by the Committee that the

Executive's claim has been denied.

          14.2  Any further dispute or controversy

arising under or in connection with this Agreement shall

be settled exclusively by arbitration in Woodland Hills,

California in accordance with the rules of the American

Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this

Agreement shall apply.  Judgment may be entered on the

arbitrator's award in any court having jurisdiction.

Notwithstanding any provision of this Agreement to the

contrary, the Executive shall be entitled to seek

specific performance of the Executive's right to be paid

until the Date of Termination during the pendency of any

dispute or controversy arising under or in connection

with this Agreement.

          15.  Definitions.  For purposes of this

Agreement, the following terms shall have the meanings

indicated below:

          (A)  "Affiliate" shall have the meaning set

forth in Rule 12b-2 promulgated under Section 12 of the

Exchange Act.

          (B)  "Auditor" shall have the meaning set forth

in Section 6.2 hereof.

          (C)  "Base Amount" shall have the meaning set

forth in section 280G(b)(3) of the Code.

          (D)  "Beneficial Owner" shall have the meaning

set forth in Rule 13d-3 under the Exchange Act.

          (E)  "Board" shall mean the Board of Directors

of the Company.

          (F)  "Cause" for termination by the Company of

the Executive's employment shall mean (i) the willful and

continued failure by the Executive to substantially

perform the Executive's duties with the Company (other

than any such failure resulting from the Executive's

incapacity due to physical or mental illness or any such

actual or anticipated failure after the issuance of a

Notice of Termination for Good Reason by the Executive

pursuant to Section 7.1 hereof) that has not been cured

within 30 days after a written demand for substantial

performance is delivered to the Executive by the Board,

which demand specifically identifies the manner in which

the Board believes that the Executive has not

substantially performed the Executive's duties, or (ii)

the willful engaging by the Executive in conduct which is

demonstrably and materially injurious to the Company or

its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act,

or failure to act, on the Executive's part shall be

deemed "willful" unless done, or omitted to be done, by

the Executive not in good faith and without reasonable

belief that the Executive's act, or failure to act, was

in the best interest of the Company and (y) in the event

of a dispute concerning the application of this

provision, no claim by the Company that Cause exists

shall be given effect unless the Company establishes to

the Committee by clear and convincing evidence that Cause

exists.

          (G)  A "Change in Control" shall be deemed to

have occurred if the event set forth in any one of the

following paragraphs shall have occurred:

                    (I)  any Person is or becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company (not including in the

          securities beneficially owned by such Person

          any securities acquired directly from the

          Company or its affiliates) representing 25% or more of the combined voting power of the

          Company's then outstanding securities,

          excluding any Person who becomes such a

          Beneficial Owner in connection with a

          transaction described in clause (i) of

          paragraph (III) below; or

                    (II) the following individuals cease

          for any reason to constitute a majority of the

          number of directors then serving: individuals

          who, on the date hereof, constitute the Board

          and any new director (other than a director

          whose initial assumption of office is in

          connection with an actual or threatened

          election contest, including but not limited to

          a consent solicitation, relating to the

          election of directors of the Company) whose

          appointment or election by the Board or

          nomination for election by the Company's

          stockholders was approved or recommended by a

          vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose

          appointment, election or nomination for

          election was previously so approved or

          recommended; or;

                    (III)  there is consummated a merger

          or consolidation of the Company or any direct

          or indirect subsidiary of the Company with any

          other corporation, other than (i) a merger or

          consolidation immediately following which the

          individuals who comprise the Board immediately

          prior thereto constitute at least a majority of

          the board of directors of the Company, the

          entity surviving such merger or consolidation

          or any parent thereof (or a majority plus one

          member where such board comprises an odd number

          of members), or (ii) a merger or consolidation

          effected to implement a recapitalization of the

          Company (or similar transaction) in which no

          Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the

          Company (not including in the securities

          Beneficially Owned by such Person any

          securities acquired directly from the Company

          or its Affiliates) representing 25% or more of

          the combined voting power of the Company's then

          outstanding securities; or

                    (IV) the stockholders of the Company

          approve a plan of complete liquidation or

          dissolution of the Company or there is

          consummated an agreement for the sale or

          disposition by the Company of all or

          substantially all of the Company's assets,

          other than a sale or disposition by the Company

          of all or substantially all of the Company's

          assets to an entity a majority of the board of

          directors of which (or of any parent thereof)

          immediately following such sale or disposition

          comprise the individuals or who comprised the

          Board immediately prior thereto (or a majority plus one member where such board comprises an odd number of members).

Notwithstanding the foregoing, a "Change in Control"

shall not be deemed to have occurred by virtue of the

consummation of any transaction or series of integrated

transactions immediately following which the record

holders of the common stock of the Company immediately

prior to such transaction or series of transactions

continue to have substantially the same proportionate

ownership in an entity which owns all or substantially

all of the assets of the Company immediately following

such transaction or series of transactions.

          (H)  "Code" shall mean the Internal Revenue

Code of 1986, as amended from time to time.

          (I)  "Committee" shall mean (i) the individuals

(not fewer than three in number) who, on the date six

months before a Change in Control, constitute the

Compensation Committee of the Board, plus (ii) in the

event that fewer than three individuals are available

from the group specified in clause (i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for

this purpose any individual or individuals previously so

appointed under this clause (ii)).

          (J)  "Company" shall mean Syncor International

Corporation and, except in determining under Section

15(E) hereof whether or not any Change in Control of the

Company has occurred, shall include any successor to its

business and/or assets which assumes and agrees to

perform this Agreement by operation of law, or otherwise.

          (K)  "Date of Termination" shall have the

meaning set forth in Section 7.2 hereof.

          (L)  "Disability" shall be deemed the reason

for the termination by the Company of the Executive's

employment, if, as a result of the Executive's incapacity

due to physical or mental illness, the Executive shall

have been absent from the full-time performance of the

Executive's duties with the Company for a period of six

(6) consecutive months, the Company shall have given the

Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the

full-time performance of the Executive's duties.

          (M)  "Exchange Act" shall mean the Securities

Exchange Act of 1934, as amended from time to time.

          (N)  "Excise Tax" shall mean any excise tax

imposed under section 4999 of the Code.

          (O)  "Executive" shall mean the individual

named in the first paragraph of this Agreement.

          (P)  "Good Reason" for termination by the

Executive of the Executive's employment shall mean the

occurrence (without the Executive's express written

consent) after any Change in Control, or prior to a

Change in Control under the circumstances described in

clauses (ii) and (iii) of the second sentence of Section

6.1 hereof (treating all references in paragraphs (I)

through (VII) below to a "Change in Control" as

references to a "Potential Change in Control"), of any

one of the following acts by the Company, or failures by

the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V), (VI) or

(VII) below, such act or failure to act is corrected

prior to the Date of Termination specified in the Notice

of Termination given in respect thereof:

                    (I)  the assignment to the Executive

          of any duties inconsistent with the Executive's

          status as a senior executive officer of the

          Company or a substantial adverse alteration in

          the nature or status of the Executive's

          responsibilities from those in effect

          immediately prior to the Change in Control

          including, without limitation, if the Executive

          was, immediately prior to the Change in

          Control, an executive officer of a public

          company, the Executive ceasing to be an

          executive officer of a public company;

                    (II)  a reduction by the Company in

          the Executive's annual base salary as in effect

          on the date hereof or as the same may be

          increased from time to time;

                    (III)  the relocation of the

          Executive's principal place of employment to a

          location more than 50 miles from the

          Executive's principal place of employment

          immediately prior to the Change in Control or

          the Company's requiring the Executive to be

          based anywhere other than such principal place

          of employment (or permitted relocation thereof)

          except for required travel on the Company's

          business to an extent substantially consistent

          with the Executive's present business travel

          obligations;

                    (IV)  the failure by the Company to

          pay to the Executive any portion of the

          Executive's current compensation or to pay to

          the Executive any portion of an installment of

          deferred compensation under any deferred

          compensation program of the Company, within

          seven (7) days of the date such compensation is

          due;

                    (V)  the failure by the Company to

          continue in effect any compensation plan in

          which the Executive participates immediately

          prior to the Change in Control which is

          material to the Executive's total compensation,

          unless an equitable arrangement (embodied in an

          ongoing substitute or alternative plan) has

          been made with respect to such plan, or the

          failure by the Company to continue the

          Executive's participation therein (or in such

          substitute or alternative plan) on a basis not

          materially less favorable, both in terms of the

          amount or timing of payment of benefits

          provided and the level of the Executive's

          participation relative to other participants,

          as existed immediately prior to the Change in

          Control;

                    (VI)  the failure by the Company to

          continue to provide the Executive with benefits

          substantially similar to those enjoyed by the

          Executive under any of the Company's pension,

          savings, life insurance, medical, health and

          accident, or disability plans in which the

          Executive was participating immediately prior

          to the Change in Control, the taking of any

          other action by the Company which would

          directly or indirectly materially reduce any of

          such benefits or deprive the Executive of any

          material fringe benefit enjoyed by the

          Executive at the time of the Change in Control,

          or the failure by the Company to provide the

          Executive with the number of paid vacation days

          to which the Executive is entitled on the basis

          of years of service with the Company in

          accordance with the Company's normal vacation

          policy in effect at the time of the Change in

          Control; or

                    (VII)  any purported termination of

          the Executive's employment which is not

          effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1 hereof; for purposes of this Agreement, no such

          purported termination shall be effective.

          The Executive's right to terminate the

Executive's employment for Good Reason shall not be

affected by the Executive's incapacity due to physical or

mental illness.  The Executive's continued employment

shall not constitute consent to, or a waiver of rights

with respect to, any act or failure to act constituting

Good Reason hereunder.

          For purposes of any determination regarding the

existence of Good Reason, any claim by the Executive that

Good Reason exists shall be presumed to be correct unless

the Company establishes to the Committee by clear and

convincing evidence that Good Reason does not exist.

          (Q)  "Gross-Up Payment" shall have the meaning

set forth in Section 6.2 hereof.

          (R)  "Notice of Termination" shall have the

meaning set forth in Section 7.1 hereof.

          (S)  "Pension Plan" shall mean (i) any tax-

qualified, supplemental or excess defined benefit pension

plan maintained by the Company and any other defined

benefit plan or agreement entered into between the

Executive and the Company which is designed to provide

the Executive with supplemental retirement benefits and

(ii) tax-qualified, supplemental or excess defined

contribution plan maintained by the Company and any other

defined contribution plan or agreement entered into

between the Executive and the Company.

          (T)  "Person" shall have the meaning given in

Section 3(a)(9) of the Exchange Act, as modified and used

in Sections 13(d) and 14(d) thereof, except that such

term shall not include (i) the Company or any of its

subsidiaries, (ii) a trustee or other fiduciary holding

securities under an employee benefit plan of the Company

or any of its Affiliates, (iii) an underwriter

temporarily holding securities pursuant to an offering of

such securities, or (iv) a corporation owned, directly or

indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (U)  "Potential Change in Control" shall be

deemed to have occurred if the event set forth in any one

of the following paragraphs shall have occurred:

                    (I)  the Company enters into an

          agreement, the consummation of which would

          result in the occurrence of a Change in

          Control;

                    (II)  the Company or any Person

          publicly announces an intention to take or to

          consider taking actions which, if consummated,

          would constitute a Change in Control;

                    (III)  any Person becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company representing 10% or

          more of either the then outstanding shares of

          common stock of the Company or the combined

          voting power of the Company's then outstanding

          securities (not including in the securities

          beneficially owned by such Person any
          securities acquired directly from the Company

          or its affiliates); or

                    (IV)  the Board adopts a resolution

          to the effect that, for purposes of this

          Agreement, a Potential Change in Control has

          occurred.

          (V)  "Retirement" shall be deemed the reason

for the termination by the Executive of the Executive's

employment if such employment is terminated in accordance

with the Company's retirement policy, including early

retirement, generally applicable to its salaried

employees.

          (W)  "Severance Payments" shall have the

meaning set forth in Section 6.1 hereof.

          (X)  "Tax Counsel" shall have the meaning set

forth in Section 6.2 hereof.

          (Y)  "Term" shall mean the period of time

described in Section 2 hereof (including any extension,

continuation or termination described therein).

         (Z)  "Total Payments" shall mean those payments

so described in Section 6.2 hereof.

          IN WITNESS WHEREOF, the parties have executed

this Agreement as of the date first above written.



                         SYNCOR INTERNATIONAL CORPORATION



                         By:/s/Robert G. Funari
                         Name:
                         Title:


                         /s/William Forster
                         William Forster

                      Exhibit 10.8

                   SEVERANCE AGREEMENT

          THIS AGREEMENT, dated August 24, 2001, is made

by and between, Syncor International Corporation (the

"Company"), and Monty Fu  (the "Executive").

          WHEREAS, the Company considers it essential to

the best interests of its stockholders to foster the

continued employment of key management personnel; and

          WHEREAS, the Board recognizes that, as is the

case with many publicly held corporations, the

possibility of a Change in Control exists and that such

possibility, and the uncertainty and questions which it

may raise among management, may result in the departure

or distraction of management personnel to the detriment

of the Company and its stockholders; and

          WHEREAS, the Board has determined that

appropriate steps should be taken to reinforce and

encourage the continued attention and dedication of

members of the Company's management, including the

Executive, to their assigned duties without distraction

in the face of potentially disturbing circumstances

arising from the possibility of a Change in Control;

          NOW, THEREFORE, in consideration of the

premises and the mutual covenants herein contained, the

Company and the Executive hereby agree as follows:

          1.  Defined Terms.  The definitions of

capitalized terms used in this Agreement are provided in

the last Section hereof.

          2.  Term of Agreement.  The Term of this

Agreement shall commence on the date hereof and shall

continue in effect through December 31, 2002; provided,

however, that commencing on January 1, 2002 and each

January 1 thereafter, the Term shall automatically be

extended for one additional year unless, not later than

September 30 of the preceding year, the Company or the

Executive shall have given notice not to extend the Term;

and further provided, however, that if a Change in

Control shall have occurred during the Term, the Term

shall expire no earlier than twenty-four (24) months

beyond the month in which such Change in Control

occurred.

          3.  Company's Covenants Summarized.  In order

to induce the Executive to remain in the employ of the

Company and in consideration of the Executive's covenants

set forth in Section 4 hereof, the Company agrees, under

the conditions described herein, to pay the Executive the

Severance Payments and the other payments and benefits

described herein.  Except as provided in Section 9.1

hereof, no Severance Payments shall be payable under this

Agreement unless there shall have been (or, under the

terms of the second sentence of Section 6.1 hereof, there

shall be deemed to have been) a termination of the

Executive's employment with the Company following a

Change in Control and during the Term.  This Agreement

shall not be construed as creating an express or implied

contract of employment and, except as otherwise agreed in

writing between the Executive and the Company, the

Executive shall not have any right to be retained in the

employ of the Company.

          4  The Executive's Covenants.  The Executive

agrees that, subject to the terms and conditions of this

Agreement, in the event of a Potential Change in Control

during the Term, the Executive will remain in the employ of the Company until the earliest of (i) a date which is six (6) months from the date of such Potential Change in

Control, (ii) the date of a Change in Control, (iii) the

date of termination by the Executive of the Executive's

employment for Good Reason or by reason of death,

Disability or Retirement, or (iv) the termination by the

Company of the Executive's employment for any reason.

          5.  Compensation Other Than Severance Payments.

          5.1  Following a Change in Control and during

the Term, during any period that the Executive fails to

perform the Executive's full-time duties with the Company

as a result of incapacity due to physical or mental

illness, the Company shall pay the Executive's full

salary to the Executive at the rate in effect at the

commencement of any such period, together with all

compensation and benefits payable to the Executive under

the terms of any compensation or benefit plan, program or

arrangement maintained by the Company during such period

(other than any disability plan), until the Executive's

employment is terminated by the Company for Disability.

          5.2  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay the

Executive's full salary to the Executive through the Date

of Termination at the rate in effect immediately prior to

the Date of Termination or, if higher, the rate in effect

immediately prior to the first occurrence of an event or

circumstance constituting Good Reason, together with all

compensation and benefits payable to the Executive

through the Date of Termination under the terms of the

Company's compensation and benefit plans, programs or

arrangements as in effect immediately prior to the Date

of Termination or, if more favorable to the Executive, as

in effect immediately prior to the first occurrence of an

event or circumstance constituting Good Reason.

          5.3  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay to the

Executive the Executive's normal post-termination

compensation and benefits as such payments become due.

Such post-termination compensation and benefits shall be

determined under, and paid in accordance with, the

Company's retirement, insurance and other compensation or

benefit plans, programs and arrangements as in effect

immediately prior to the Date of Termination or, if more

favorable to the Executive, as in effect immediately

prior to the occurrence of the first event or

circumstance constituting Good Reason.

          6.  Severance Payments.

          6.1  If the Executive's employment is

terminated following a Change in Control and during the

Term, other than (A) by the Company for Cause, (B) by

reason of death or Disability, or (C) by the Executive

without Good Reason,  then the Company shall pay the

Executive the amounts, and provide the Executive the

benefits, described in this Section 6.1 ("Severance

Payments") and Section 6.2, in addition to any payments

and benefits to which the Executive is entitled under

Section 5 hereof.  For purposes of this Agreement, the

Executive's employment shall be deemed to have been terminated following a Change in Control by the Company without Cause or by the Executive with Good Reason, if

(i) the Executive's employment is terminated by the

Company without Cause prior to a Change in Control

(whether or not a Change in Control ever occurs) and such

termination was at the request or direction of a Person

who has entered into an agreement with the Company the

consummation of which would constitute a Change in

Control, (ii) the Executive terminates his employment for

Good Reason prior to a Change in Control (whether or not

a Change in Control ever occurs) and the circumstance or

event which constitutes Good Reason occurs at the request

or direction of such Person, or (iii) the Executive's

employment is terminated by the Company without Cause or

by the Executive for Good Reason and such termination or

the circumstance or event which constitutes Good Reason

is otherwise in connection with or in anticipation of a

Change in Control (whether or not a Change in Control

ever occurs).  For purposes of any determination

regarding the applicability of the immediately preceding sentence, any position taken by the Executive shall be presumed to be correct unless the Company establishes to

the Committee by clear and convincing evidence that such

position is not correct.

                    (A)  In lieu of any further salary

     payments to the Executive for periods subsequent to

     the Date of Termination and in lieu of any severance

     benefit otherwise payable to the Executive, the

     Company shall pay to the Executive a lump sum

     severance payment, in cash, equal to three times the

     sum of (i) the Executive's base salary as in effect

     immediately prior to the Date of Termination or, if

     higher, in effect immediately prior to the first

     occurrence of an event or circumstance constituting

     Good Reason, and (ii) the greater of the average

     annual bonus earned by the Executive pursuant to any

     annual bonus or incentive plan maintained by the

     Company in respect of the three fiscal years ending

     immediately prior to the fiscal year in which occurs

     the Date of Termination or, if higher, immediately prior to the fiscal year in which occurs the first event or circumstance constituting Good Reason and

     the Executive's target annual bonus under such plan

     for the year in which occurs the Date of Termination

     or, if higher, for the year immediately preceding

     the year in which occurs the first event or

     circumstance constituting Good Reason.

                    (B)  For the thirty-six (36) month period

     immediately following the Date of Termination, the

     Company shall arrange to provide the Executive and

     his dependents life, disability, accident and health

     insurance benefits substantially similar to those

     provided to the Executive and his dependents

     immediately prior to the Date of Termination or, if

     more favorable to the Executive, those provided to

     the Executive and his dependents immediately prior

     to the first occurrence of an event or circumstance

     constituting Good Reason, at no greater cost to the

     Executive than the cost to the Executive immediately

     prior to such date or occurrence; provided, however, that, unless the Executive consents to a different method (after taking into account the effect of such

     method on the calculation of "parachute payments"

     pursuant to Section 6.2 hereof), such health

     insurance benefits shall be provided through a third-

     party insurer.  Benefits otherwise receivable by the

     Executive pursuant to this Section 6.1 (B) shall be

     reduced to the extent benefits of the same type are

     received by or made available to the Executive

     during the thirty-six (36) month period following

     the Executive's termination of employment (and any

     such benefits received by or made available to the

     Executive shall be reported to the Company by the

     Executive); provided, however, that the Company

     shall reimburse the Executive for the excess, if

     any, of the cost of such benefits to the Executive

     over such cost immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     the first occurrence of an event or circumstance

     constituting Good Reason.

                    (C)  Notwithstanding any provision of any

     annual or long-term incentive plan to the contrary,

     the Company shall pay to the Executive a lump sum

     amount, in cash, equal to any unpaid incentive

     compensation which has been allocated or awarded to

     the Executive for a completed fiscal year or other

     measuring period preceding the Date of Termination

     under any such plan and which, as of the Date of

     Termination, is contingent only upon the continued

     employment of the Executive to a subsequent date.

                    (D)  In addition to the retirement

     benefits to which the Executive is entitled under

     each Pension Plan (or any successor plan thereto)

     that constitutes a defined benefit pension plan, the

     Company shall pay the Executive a lump sum amount,

     in cash, equal to the excess of (i) the actuarial

     equivalent of the aggregate retirement pension

     (taking into account any early retirement subsidies

     associated therewith and determined as a straight

     life annuity commencing at the date (but in no event

     earlier than the third anniversary of the Date of

     Termination) as of which the actuarial equivalent of

     such annuity is greatest) which the Executive would

     have accrued under the terms of all such Pension

     Plans (without regard to any amendment to any such

     Pension Plan made subsequent to a Change in Control

     and on or prior to the Date of Termination, which

     amendment adversely affects in any manner the

     computation of retirement benefits thereunder),

     determined as if the Executive were fully vested

     thereunder and had accumulated (after the Date of

     Termination) thirty-six (36) additional months of

     service credit thereunder and had been credited

     under each such Pension Plan during such period with

     compensation equal to the Executive's compensation

     (as defined in such Pension Plan) during the twelve

     (12) months immediately preceding Date of

     Termination or, if higher, during the twelve months

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason, over

     (ii) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and

     determined as a straight life annuity commencing at

     the date (but in no event earlier than the Date of

     Termination) as of which the actuarial equivalent of

     such annuity is greatest) which the Executive had

     accrued pursuant to the provisions of the such

     Pension Plans as of the Date of Termination.  For

     purposes of this Section 6.1(D), "actuarial

     equivalent" shall be determined using the same

     assumptions utilized under the Company's tax-

     qualified defined benefit pension plan for salaried

     employees immediately prior to the Date of

     Termination. or, if more favorable to the Executive,

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason.  In

     addition to the benefits to which the Executive is

     entitled under the Pension Plan (or any successor

     plan thereto) that constitutes a defined

     contribution pension plan, the Company shall pay the

     Executive a lump sum amount, in cash, equal to the

     sum of (i) the amount that would have been

     contributed thereto by the Company on the

     Executive's behalf during the three years

     immediately following the Date of Termination,

     determined (x) as if the Executive made the maximum

     permissible contributions thereto during such

     period, (y) as if the Executive earned compensation

     during such period at a rate equal to the

     Executive's compensation (as defined in the Pension

     Plan) during the twelve (12) months immediately

     preceding the Date of Termination or, if higher,

     during the twelve months immediately prior to the

     first occurrence of an event or circumstance

     constituting Good Reason, and (z) without regard to

     any amendment to the Pension Plan made subsequent to

     a Change in Control and on or prior to the Date of

     Termination, which amendment adversely affects in

     any manner the computation of benefits thereunder,

     and (ii) the excess, if any, of (x) the Executive's account balance under the Pension Plan as of the

     Date of Termination over (y) the portion of such

     account balance that is nonforfeitable under the

     terms of the Pension Plan.

                    (E)  If the Executive would have become

     entitled to benefits under the Company's post-

     retirement health care or life insurance plans, as

     in effect immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     as in effect immediately prior to the first

     occurrence of an event or circumstance constituting

     Good Reason, had the Executive's employment

     terminated at any time during the period of thirty-

     six (36) months after the Date of Termination, the

     Company shall provide such post-retirement health

     care or life insurance benefits to the Executive and

     the Executive's dependents commencing on the later

     of (i) the date on which such coverage would have

     first become available and (ii) the date on which benefits described in subsection (B) of this Section

     6.1 terminate.

                    (F)  The Company shall provide the

     Executive with outplacement services suitable to the

     Executive's position for a period of one (1) year

     or, if earlier, until the first acceptance by the

     Executive of an offer of employment; provided,

     however, that in no event shall the cost for such

     outplacement services exceed $50,000.

          6.2  (A)  Whether or not the Executive becomes

entitled to the Severance Payments, if any of the

payments or benefits received or to be received by the

Executive in connection with a Change in Control or the

Executive's termination of employment (whether pursuant

to the terms of this Agreement or any other plan,

arrangement or agreement with the Company, any Person

whose actions result in a Change in Control or any Person

affiliated with the Company or such Person) (all such

payments and benefits, excluding the Gross-Up Payment,

being hereinafter referred to as the "Total Payments")

will be subject to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up

Payment") such that the net amount retained by the

Executive, after deduction of any Excise Tax on the Total

Payments and any federal, state and local income and

employment taxes and Excise Tax upon the Gross-Up

Payment, and after taking into account the phase out of

itemized deductions attributable to the Gross-Up Payment,

shall be equal to the Total Payments.

               (B)  For purposes of determining whether

any of the Total Payments will be subject to the Excise

Tax and the amount of such Excise Tax, (i) all of the

Total Payments shall be treated as "parachute payments"

(within the meaning of section 280G(b)(2) of the Code)

unless, in the opinion of tax counsel ("Tax Counsel")

reasonably acceptable to the Executive and selected by

the accounting firm which was, immediately prior to the

Change in Control, the Company's independent auditor (the

"Auditor"), such payments or benefits (in whole or in

part) do not constitute parachute payments, including by

reason of section 280G(b)(4)(A) of the Code, (ii) all

"excess parachute payments" within the meaning of section

280G(b)(l) of the Code shall be treated as subject to the

Excise Tax unless, in the opinion of Tax Counsel, such

excess parachute payments (in whole or in part) represent

reasonable compensation for services actually rendered

(within the meaning of section 280G(b)(4)(B) of the Code)

in excess of the Base Amount allocable to such reasonable

compensation, or are otherwise not subject to the Excise

Tax, and (iii) the value of any noncash benefits or any

deferred payment or benefit shall be determined by the

Auditor in accordance with the principles of sections

280G(d)(3) and (4) of the Code.  For purposes of

determining the amount of the Gross-Up Payment, the

Executive shall be deemed to pay federal income tax at

the highest marginal rate of federal income taxation in

the calendar year in which the Gross-Up Payment is to be

made and state and local income taxes at the highest

marginal rate of taxation in the state and locality of

the Executive's residence on the Date of Termination (or

if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section 6.2), net of the maximum reduction in

federal income taxes which could be obtained from

deduction of such state and local taxes.

               (C)  In the event that the Excise Tax is

finally determined to be less than the amount taken into

account hereunder in calculating the Gross-Up Payment,

the Executive shall repay to the Company, within five (5)

business days following the time that the amount of such

reduction in the Excise Tax is finally determined, the

portion of the Gross-Up Payment attributable to such

reduction (plus that portion of the Gross-Up Payment

attributable to the Excise Tax and federal, state and

local income and employment taxes imposed on the Gross-Up

Payment being repaid by the Executive), to the extent

that such repayment results in a reduction in the Excise

Tax and a dollar-for-dollar reduction in the Executive's

taxable income and wages for purposes of federal, state

and local income and employment taxes, plus interest on

the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken

into account hereunder in calculating the Gross-Up

Payment (including by reason of any payment the existence

or amount of which cannot be determined at the time of

the Gross-Up Payment), the Company shall make an

additional Gross-Up Payment in respect of such excess

(plus any interest, penalties or additions payable by the

Executive with respect to such excess) within five (5)

business days following the time that the amount of such

excess is finally determined.  The Executive and the

Company shall each reasonably cooperate with the other in

connection with any administrative or judicial

proceedings concerning the existence or amount of

liability for Excise Tax with respect to the Total

Payments.

          6.3  The payments provided in subsections (A),

(C) and (D) of Section 6.1 hereof and in Section 6.2

hereof shall be made not later than the fifth day

following the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up

Payment is calculated for purposes of Section 6.2

hereof); provided, however, that if the amounts of such

payments cannot be finally determined on or before such

day, the Company shall pay to the Executive on such day

an estimate, as determined in good faith by the Executive

or, in the case of payments under Section 6.2 hereof, in

accordance with Section 6.2 hereof, of the minimum amount

of such payments to which the Executive is clearly

entitled and shall pay the remainder of such payments

(together with interest on the unpaid remainder (or on

all such payments to the extent the Company fails to make

such payments when due) at 120% of the rate provided in

section 1274(b)(2)(B) of the Code) as soon as the amount

thereof can be determined but in no event later than the

thirtieth (30th) day after the Date of Termination.  In

the event that the amount of the estimated payments

exceeds the amount subsequently determined to have been

due, such excess shall constitute a loan by the Company

to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at

120% of the rate provided in section 1274(b)(2)(B) of the

Code).  At the time that payments are made under this

Agreement, the Company shall provide the Executive with a

written statement setting forth the manner in which such

payments were calculated and the basis for such

calculations including, without limitation, any opinions

or other advice the Company has received from Tax

Counsel, the Auditor or other advisors or consultants

(and any such opinions or advice which are in writing

shall be attached to the statement).

          6.4  The Company also shall pay to the

Executive all legal fees and expenses incurred by the

Executive in disputing in good faith any issue hereunder

relating to the termination of the Executive's

employment, in seeking in good faith to obtain or enforce

any benefit or right provided by this Agreement or in

connection with any tax audit or proceeding to the extent

attributable to the application of section 4999 of the

Code to any payment or benefit provided hereunder. Such payments shall be made within five (5) business days after delivery of the Executive's written requests for

payment accompanied with such evidence of fees and

expenses incurred as the Company reasonably may require.

          7.  Termination Procedures and Compensation

During Dispute.

          7.1  Notice of Termination.  After a Change in

Control and during the Term, any purported termination of

the Executive's employment (other than by reason of

death) shall be communicated by written Notice of

Termination from one party hereto to the other party

hereto in accordance with Section 10 hereof.  For

purposes of this Agreement, a "Notice of Termination"

shall mean a notice which shall indicate the specific

termination provision in this Agreement relied upon and

shall set forth in reasonable detail the facts and

circumstances claimed to provide a basis for termination

of the Executive's employment under the provision so

indicated.  Further, a Notice of Termination for Cause is

required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters

(3/4) of the entire membership of the Board at a meeting

of the Board which was called and held for the purpose of

considering such termination (after reasonable notice to

the Executive and an opportunity for the Executive,

together with the Executive's counsel, to be heard before

the Board) finding that, in the good faith opinion of the

Board, the Executive was guilty of conduct set forth in

clause (i) or (ii) of the definition of Cause herein, and

specifying the particulars thereof in detail.

          7.2  Date of Termination.  "Date of

Termination," with respect to any purported termination

of the Executive's employment after a Change in Control

and during the Term, shall mean (i) if the Executive's

employment is terminated for Disability, thirty (30) days

after Notice of Termination is given (provided that the

Executive shall not have returned to the full-time

performance of the Executive's duties during such thirty

(30) day period), and (ii) if the Executive's employment

is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty

(30) days (except in the case of a termination for Cause)

and, in the case of a termination by the Executive, shall

not be less than fifteen (15) days nor more than sixty

(60) days, respectively, from the date such Notice of

Termination is given).

          7.3  Dispute Concerning Termination.  If within

fifteen (15) days after any Notice of Termination is

given, or, if later, prior to the Date of Termination (as

determined without regard to this Section 7.3), the party

receiving such Notice of Termination notifies the other

party that a dispute exists concerning the termination,

the Date of Termination shall be extended until the

earlier of (i) the date on which the Term ends or (ii)

the date on which the dispute is finally resolved, either

by mutual written agreement of the parties or by a final

judgment, order or decree of an arbitrator or a court of

competent jurisdiction (which is not appealable or with

respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided,

however, that the Date of Termination shall be extended

by a notice of dispute given by the Executive only if

such notice is given in good faith and the Executive

pursues the resolution of such dispute with reasonable

diligence.

          7.4  Compensation During Dispute.  If a

purported termination occurs following a Change in

Control and during the Term and the Date of Termination

is extended in accordance with Section 7.3 hereof, the

Company shall continue to pay the Executive the full

compensation in effect when the notice giving rise to the

dispute was given (including, but not limited to, salary)

and continue the Executive as a participant in all

compensation, benefit and insurance plans in which the

Executive was participating when the notice giving rise

to the dispute was given, until the Date of Termination,

as determined in accordance with Section 7.3 hereof.

Amounts paid under this Section 7.4 are in addition to

all other amounts due under this Agreement (other than those due under Section 5.2 hereof) and shall not be offset against or reduce any other amounts due under this

Agreement.

          8.  No Mitigation.  The Company agrees that, if

the Executive's employment with the Company terminates

during the Term, the Executive is not required to seek

other employment or to attempt in any way to reduce any

amounts payable to the Executive by the Company pursuant

to Section 6 hereof or Section 7.4 hereof.  Further, the

amount of any payment or benefit provided for in this

Agreement (other than Section 6.1(B) hereof) shall not be

reduced by any compensation earned by the Executive as

the result of employment by another employer, by

retirement benefits, by offset against any amount claimed

to be owed by the Executive to the Company, or otherwise.

          9.  Successors; Binding Agreement.

          9.1  In addition to any obligations imposed by

law upon any successor to the Company, the Company will

require any successor (whether direct or indirect, by

purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the

Company to expressly assume and agree to perform this

Agreement in the same manner and to the same extent that

the Company would be required to perform it if no such

succession had taken place.  Failure of the Company to

obtain such assumption and agreement prior to the

effectiveness of any such succession shall be a breach of

this Agreement and shall entitle the Executive to

compensation from the Company in the same amount and on

the same terms as the Executive would be entitled to

hereunder if the Executive were to terminate the

Executive's employment for Good Reason after a Change in

Control, except that, for purposes of implementing the

foregoing, the date on which any such succession becomes

effective shall be deemed the Date of Termination.

          9.2  This Agreement shall inure to the benefit

of and be enforceable by the Executive's personal or

legal representatives, executors, administrators,

successors, heirs, distributees, devisees and legatees.

If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the

Executive) if the Executive had continued to live, all

such amounts, unless otherwise provided herein, shall be

paid in accordance with the terms of this Agreement to

the executors, personal representatives or administrators

of the Executive's estate.

          10.  Notices.  For the purpose of this

Agreement, notices and all other communications provided

for in the Agreement shall be in writing and shall be

deemed to have been duly given when delivered or mailed

by United States registered mail, return receipt

requested, postage prepaid, addressed, if to the

Executive, to the address inserted below the Executive's

signature on the final page hereof and, if to the

Company, to the address set forth below, or to such other

address as either party may have furnished to the other

in writing in accordance herewith, except that notice of

change of address shall be effective only upon actual

receipt:

          To the Company:

          Syncor International Corporation
          6464 Canoga Avenue
          Woodland Hills, CA 91367
          Attention:  General Counsel


          11.  Miscellaneous.  No provision of this

Agreement may be modified, waived or discharged unless

such waiver, modification or discharge is agreed to in

writing and signed by the Executive and such officer as

may be specifically designated by the Board.  No waiver

by either party hereto at any time of any breach by the

other party hereto of, or of any lack of compliance with,

any condition or provision of this Agreement to be

performed by such other party shall be deemed a waiver of

similar or dissimilar provisions or conditions at the

same or at any prior or subsequent time.  This Agreement

supersedes any other agreements or representations, oral

or otherwise, express or implied, with respect to the

subject matter hereof which have been made by either

party including but not limited to the Employment

Agreement entered into between the Executive and the

Company dated as of January 1, 2000 (the "Employment

Agreement"); provided, however, that this Agreement shall

supersede any agreement setting forth the terms and

conditions of the Executive's employment with the

Company, including but not limited to the Employment

Agreement, only in the event that the Executive's

employment with the Company is terminated on or following

a Change in Control, by the Company other than for Cause

or by the Executive for Good Reason.   The validity,

interpretation, construction and performance of this

Agreement shall be governed by the laws of the State of

California.  All references to sections of the Exchange

Act or the Code shall be deemed also to refer to any

successor provisions to such sections.  Any payments

provided for hereunder shall be paid net of any

applicable withholding required under federal, state or

local law and any additional withholding to which the

Executive has agreed.  The obligations of the Company and

the Executive under this Agreement which by their nature

may require either partial or total performance after the expiration of the Term (including, without limitation,

those under Sections 6 and 7 hereof) shall survive such

expiration.

          12.  Validity.  The invalidity or

unenforceability of any provision of this Agreement shall

not affect the validity or enforceability of any other

provision of this Agreement, which shall remain in full

force and effect.

          13.  Counterparts.  This Agreement may be

executed in several counterparts, each of which shall be

deemed to be an original but all of which together will

constitute one and the same instrument.

          14.  Settlement of Disputes; Arbitration.  14.1

All claims by the Executive for benefits under this

Agreement shall be directed to and determined by the

Committee and shall be in writing.  Any denial by the

Committee of a claim for benefits under this Agreement

shall be delivered to the Executive in writing and shall

set forth the specific reasons for the denial and the

specific provisions of this Agreement relied upon.  The

Committee shall afford a reasonable opportunity to the

Executive for a review of the decision denying a claim

and shall further allow the Executive to appeal to the

Committee a decision of the Committee within sixty (60)

days after notification by the Committee that the

Executive's claim has been denied.

          14.2  Any further dispute or controversy

arising under or in connection with this Agreement shall

be settled exclusively by arbitration in Woodland Hills,

California in accordance with the rules of the American

Arbitration Association then in effect; provided,

however, that the evidentiary standards set forth in this

Agreement shall apply.  Judgment may be entered on the

arbitrator's award in any court having jurisdiction.

Notwithstanding any provision of this Agreement to the

contrary, the Executive shall be entitled to seek

specific performance of the Executive's right to be paid

until the Date of Termination during the pendency of any

dispute or controversy arising under or in connection

with this Agreement.

          15.  Definitions.  For purposes of this

Agreement, the following terms shall have the meanings

indicated below:

          (A)  "Affiliate" shall have the meaning set

forth in Rule 12b-2 promulgated under Section 12 of the

Exchange Act.

          (B)  "Auditor" shall have the meaning set forth

in Section 6.2 hereof.

          (C)  "Base Amount" shall have the meaning set

forth in section 280G(b)(3) of the Code.

          (D)  "Beneficial Owner" shall have the meaning

set forth in Rule 13d-3 under the Exchange Act.

          (E)  "Board" shall mean the Board of Directors

of the Company.

          (F)  "Cause" for termination by the Company of

the Executive's employment shall mean (i) the willful and

continued failure by the Executive to substantially

perform the Executive's duties with the Company (other

than any such failure resulting from the Executive's

incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a

Notice of Termination for Good Reason by the Executive

pursuant to Section 7.1 hereof) that has not been cured

within 30 days after a written demand for substantial

performance is delivered to the Executive by the Board,

which demand specifically identifies the manner in which

the Board believes that the Executive has not

substantially performed the Executive's duties, or (ii)

the willful engaging by the Executive in conduct which is

demonstrably and materially injurious to the Company or

its subsidiaries, monetarily or otherwise.  For purposes

of clauses (i) and (ii) of this definition, (x) no act,

or failure to act, on the Executive's part shall be

deemed "willful" unless done, or omitted to be done, by

the Executive not in good faith and without reasonable

belief that the Executive's act, or failure to act, was

in the best interest of the Company and (y) in the event

of a dispute concerning the application of this

provision, no claim by the Company that Cause exists

shall be given effect unless the Company establishes to the Committee by clear and convincing evidence that Cause exists.

          (G)  A "Change in Control" shall be deemed to

have occurred if the event set forth in any one of the

following paragraphs shall have occurred:

                    (I)  any Person is or becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company (not including in the

          securities beneficially owned by such Person

          any securities acquired directly from the

          Company or its affiliates) representing 25% or

          more of the combined voting power of the

          Company's then outstanding securities,

          excluding any Person who becomes such a

          Beneficial Owner in connection with a

          transaction described in clause (i) of

          paragraph (III) below; or

                    (II)  the following individuals cease

          for any reason to constitute a majority of the

          number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director

          whose initial assumption of office is in

          connection with an actual or threatened

          election contest, including but not limited to

          a consent solicitation, relating to the

          election of directors of the Company) whose

          appointment or election by the Board or

          nomination for election by the Company's

          stockholders was approved or recommended by a

          vote of at least two-thirds (2/3) of the

          directors then still in office who either were

          directors on the date hereof or whose

          appointment, election or nomination for

          election was previously so approved or

          recommended; or;

                    (III)  there is consummated a merger

          or consolidation of the Company or any direct

          or indirect subsidiary of the Company with any

          other corporation, other than (i) a merger or consolidation immediately following which the individuals who comprise the Board immediately

          prior thereto constitute at least a majority of

          the board of directors of the Company, the

          entity surviving such merger or consolidation

          or any parent thereof (or a majority plus one

          member where such board comprises an odd number

          of members), or (ii) a merger or consolidation

          effected to implement a recapitalization of the

          Company (or similar transaction) in which no

          Person is or becomes the Beneficial Owner,

          directly or indirectly, of securities of the

          Company (not including in the securities

          Beneficially Owned by such Person any

          securities acquired directly from the Company

          or its Affiliates) representing 25% or more of

          the combined voting power of the Company's then

          outstanding securities; or

                    (IV) the stockholders of the Company

          approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or

          disposition by the Company of all or

          substantially all of the Company's assets,

          other than a sale or disposition by the Company

          of all or substantially all of the Company's

          assets to an entity a majority of the board of

          directors of which (or of any parent thereof)

          immediately following such sale or disposition

          comprise the individuals or who comprised the

          Board immediately prior thereto (or a majority

          plus one member where such board comprises an

          odd number of members).

Notwithstanding the foregoing, a "Change in Control"

shall not be deemed to have occurred by virtue of the

consummation of any transaction or series of integrated

transactions immediately following which the record

holders of the common stock of the Company immediately

prior to such transaction or series of transactions

continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following

such transaction or series of transactions.

          (H)  "Code" shall mean the Internal Revenue

Code of 1986, as amended from time to time.

          (I)  "Committee" shall mean (i) the individuals

(not fewer than three in number) who, on the date six

months before a Change in Control, constitute the

Compensation Committee of the Board, plus (ii) in the

event that fewer than three individuals are available

from the group specified in clause (i) above for any

reason, such individuals as may be appointed by the

individual or individuals so available (including for

this purpose any individual or individuals previously so

appointed under this clause (ii)).

          (J)  "Company" shall mean Syncor International

Corporation and, except in determining under Section

15(E) hereof whether or not any Change in Control of the

Company has occurred, shall include any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

          (K)  "Date of Termination" shall have the

meaning set forth in Section 7.2 hereof.

          (L)  "Disability" shall be deemed the reason

for the termination by the Company of the Executive's

employment, if, as a result of the Executive's incapacity

due to physical or mental illness, the Executive shall

have been absent from the full-time performance of the

Executive's duties with the Company for a period of six

(6) consecutive months, the Company shall have given the

Executive a Notice of Termination for Disability, and,

within thirty (30) days after such Notice of Termination

is given, the Executive shall not have returned to the

full-time performance of the Executive's duties.

          (M)  "Exchange Act" shall mean the Securities

Exchange Act of 1934, as amended from time to time.

          (N)  "Excise Tax" shall mean any excise tax

imposed under section 4999 of the Code.

          (O)  "Executive" shall mean the individual

named in the first paragraph of this Agreement.

          (P)  "Good Reason" for termination by the

Executive of the Executive's employment shall mean the

occurrence (without the Executive's express written

consent) after any Change in Control, or prior to a

Change in Control under the circumstances described in

clauses (ii) and (iii) of the second sentence of Section

6.1 hereof (treating all references in paragraphs (I)

through (VII) below to a "Change in Control" as

references to a "Potential Change in Control"), of any

one of the following acts by the Company, or failures by

the Company to act, unless, in the case of any act or

failure to act described in paragraph (I), (V), (VI) or

(VII) below, such act or failure to act is corrected

prior to the Date of Termination specified in the Notice

of Termination given in respect thereof:

                    (I)  the assignment to the Executive

          of any duties inconsistent with the Executive's

          status as a senior executive officer of the

          Company or a substantial adverse alteration in the nature or status of the Executive's responsibilities from those in effect

          immediately prior to the Change in Control

          including, without limitation, if the Executive

          was, immediately prior to the Change in

          Control, an executive officer of a public

          company, the Executive ceasing to be an

          executive officer of a public company;

                    (II)  a reduction by the Company in

          the Executive's annual base salary as in effect

          on the date hereof or as the same may be

          increased from time to time;

                    (III)  the relocation of the

          Executive's principal place of employment to a

          location more than 50 miles from the

          Executive's principal place of employment

          immediately prior to the Change in Control or

          the Company's requiring the Executive to be

          based anywhere other than such principal place

          of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent

          with the Executive's present business travel

          obligations;

                    (IV)  the failure by the Company to

          pay to the Executive any portion of the

          Executive's current compensation or to pay to

          the Executive any portion of an installment of

          deferred compensation under any deferred

          compensation program of the Company, within

          seven (7) days of the date such compensation is

          due;

                    (V)  the failure by the Company to

          continue in effect any compensation plan in

          which the Executive participates immediately

          prior to the Change in Control which is

          material to the Executive's total compensation,

          unless an equitable arrangement (embodied in an

          ongoing substitute or alternative plan) has

          been made with respect to such plan, or the failure by the Company to continue the

          Executive's participation therein (or in such

          substitute or alternative plan) on a basis not

          materially less favorable, both in terms of the

          amount or timing of payment of benefits

          provided and the level of the Executive's

          participation relative to other participants,

          as existed immediately prior to the Change in

          Control;

                    (VI)  the failure by the Company to

          continue to provide the Executive with benefits

          substantially similar to those enjoyed by the

          Executive under any of the Company's pension,

          savings, life insurance, medical, health and

          accident, or disability plans in which the

          Executive was participating immediately prior

          to the Change in Control, the taking of any

          other action by the Company which would

          directly or indirectly materially reduce any of

          such benefits or deprive the Executive of any material fringe benefit enjoyed by the

          Executive at the time of the Change in Control,

          or the failure by the Company to provide the

          Executive with the number of paid vacation days

          to which the Executive is entitled on the basis

          of years of service with the Company in

          accordance with the Company's normal vacation

          policy in effect at the time of the Change in

          Control; or

                    (VII)  any purported termination of

          the Executive's employment which is not

          effected pursuant to a Notice of Termination

          satisfying the requirements of Section 7.1

          hereof; for purposes of this Agreement, no such

          purported termination shall be effective.

          The Executive's right to terminate the

Executive's employment for Good Reason shall not be

affected by the Executive's incapacity due to physical or

mental illness.  The Executive's continued employment

shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting

Good Reason hereunder.

          For purposes of any determination regarding the

existence of Good Reason, any claim by the Executive that

Good Reason exists shall be presumed to be correct unless

the Company establishes to the Committee by clear and

convincing evidence that Good Reason does not exist.

          (Q)  "Gross-Up Payment" shall have the meaning

set forth in Section 6.2 hereof.

          (R)  "Notice of Termination" shall have the

meaning set forth in Section 7.1 hereof.

          (S)  "Pension Plan" shall mean (i) any tax-

qualified, supplemental or excess defined benefit pension

plan maintained by the Company and any other defined

benefit plan or agreement entered into between the

Executive and the Company which is designed to provide

the Executive with supplemental retirement benefits and

(ii) tax-qualified, supplemental or excess defined

contribution plan maintained by the Company and any other defined contribution plan or agreement entered into between the Executive and the Company.

          (T)  "Person" shall have the meaning given in

Section 3(a)(9) of the Exchange Act, as modified and used

in Sections 13(d) and 14(d) thereof, except that such

term shall not include (i) the Company or any of its

subsidiaries, (ii) a trustee or other fiduciary holding

securities under an employee benefit plan of the Company

or any of its Affiliates, (iii) an underwriter

temporarily holding securities pursuant to an offering of

such securities, or (iv) a corporation owned, directly or

indirectly, by the stockholders of the Company in

substantially the same proportions as their ownership of

stock of the Company.

          (U)  "Potential Change in Control" shall be

deemed to have occurred if the event set forth in any one

of the following paragraphs shall have occurred:

                    (I)  the Company enters into an

          agreement, the consummation of which would

          result in the occurrence of a Change in

          Control;

                    (II)  the Company or any Person

          publicly announces an intention to take or to

          consider taking actions which, if consummated,

          would constitute a Change in Control;

                    (III)  any Person becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company representing 10% or

          more of either the then outstanding shares of

          common stock of the Company or the combined

          voting power of the Company's then outstanding

          securities (not including in the securities

          beneficially owned by such Person any

          securities acquired directly from the Company

          or its affiliates); or

                    (IV)  the Board adopts a resolution

          to the effect that, for purposes of this

          Agreement, a Potential Change in Control has

          occurred.

          (V)  "Retirement" shall be deemed the reason

for the termination by the Executive of the Executive's employment if such employment is terminated in accordance with the Company's retirement policy, including early

retirement, generally applicable to its salaried

employees.

          (W)  "Severance Payments" shall have the

meaning set forth in Section 6.1 hereof.

          (X)  "Tax Counsel" shall have the meaning set

forth in Section 6.2 hereof.

          (Y)  "Term" shall mean the period of time

described in Section 2 hereof (including any extension,

continuation or termination described therein).

          (Z)  "Total Payments" shall mean those payments

so described in Section 6.2 hereof.

          IN WITNESS WHEREOF, the parties have executed

this Agreement as of the date first above written.



                         SYNCOR INTERNATIONAL CORPORATION



                         By:/s/Robert G. Funari
                         Name:
                         Title:



                         /s/Monty Fu
                         Monty Fu

                      Exhibit 10.9

                   SEVERANCE AGREEMENT

          THIS AGREEMENT, dated August 24, 2001, is made

by and between, Syncor International Corporation (the

"Company"), and Robert Funari (the "Executive").

          WHEREAS, the Company considers it essential to

the best interests of its stockholders to foster the

continued employment of key management personnel; and

          WHEREAS, the Board recognizes that, as is the

case with many publicly held corporations, the

possibility of a Change in Control exists and that such

possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment

of the Company and its stockholders; and

          WHEREAS, the Board has determined that

appropriate steps should be taken to reinforce and

encourage the continued attention and dedication of

members of the Company's management, including the

Executive, to their assigned duties without distraction

in the face of potentially disturbing circumstances

arising from the possibility of a Change in Control;

          NOW, THEREFORE, in consideration of the

premises and the mutual covenants herein contained, the

Company and the Executive hereby agree as follows:

          1.  Defined Terms.  The definitions of

capitalized terms used in this Agreement are provided in

the last Section hereof.

          2.  Term of Agreement.  The Term of this

Agreement shall commence on the date hereof and shall

continue in effect through December 31, 2002; provided,

however, that commencing on January 1, 2002 and each

January 1 thereafter, the Term shall automatically be

extended for one additional year unless, not later than

September 30 of the preceding year, the Company or the

Executive shall have given notice not to extend the Term;

and further provided, however, that if a Change in

Control shall have occurred during the Term, the Term

shall expire no earlier than twenty-four (24) months

beyond the month in which such Change in Control

occurred.

          3.  Company's Covenants Summarized.  In order

to induce the Executive to remain in the employ of the

Company and in consideration of the Executive's covenants

set forth in Section 4 hereof, the Company agrees, under

the conditions described herein, to pay the Executive the

Severance Payments and the other payments and benefits

described herein.  Except as provided in Section 9.1

hereof, no Severance Payments shall be payable under this

Agreement unless there shall have been (or, under the

terms of the second sentence of Section 6.1 hereof, there

shall be deemed to have been) a termination of the

Executive's employment with the Company following a

Change in Control and during the Term.  This Agreement

shall not be construed as creating an express or implied

contract of employment and, except as otherwise agreed in

writing between the Executive and the Company, the

Executive shall not have any right to be retained in the

employ of the Company.

          4.  The Executive's Covenants.  The Executive

agrees that, subject to the terms and conditions of this

Agreement, in the event of a Potential Change in Control

during the Term, the Executive will remain in the employ

of the Company until the earliest of (i) a date which is

six (6) months from the date of such Potential Change in

Control, (ii) the date of a Change in Control, (iii) the

date of termination by the Executive of the Executive's

employment for Good Reason or by reason of death,

Disability or Retirement, or (iv) the termination by the

Company of the Executive's employment for any reason.

          5.  Compensation Other Than Severance Payments.

          5.1  Following a Change in Control and during

the Term, during any period that the Executive fails to

perform the Executive's full-time duties with the Company

as a result of incapacity due to physical or mental

illness, the Company shall pay the Executive's full

salary to the Executive at the rate in effect at the

commencement of any such period, together with all

compensation and benefits payable to the Executive under

the terms of any compensation or benefit plan, program or

arrangement maintained by the Company during such period

(other than any disability plan), until the Executive's

employment is terminated by the Company for Disability.

          5.2  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay the

Executive's full salary to the Executive through the Date

of Termination at the rate in effect immediately prior to

the Date of Termination or, if higher, the rate in effect

immediately prior to the first occurrence of an event or

circumstance constituting Good Reason, together with all

compensation and benefits payable to the Executive through the Date of Termination under the terms of the

Company's compensation and benefit plans, programs or

arrangements as in effect immediately prior to the Date

of Termination or, if more favorable to the Executive, as

in effect immediately prior to the first occurrence of an

event or circumstance constituting Good Reason.

          5.3  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay to the

Executive the Executive's normal post-termination

compensation and benefits as such payments become due.

Such post-termination compensation and benefits shall be

determined under, and paid in accordance with, the

Company's retirement, insurance and other compensation or

benefit plans, programs and arrangements as in effect

immediately prior to the Date of Termination or, if more

favorable to the Executive, as in effect immediately

prior to the occurrence of the first event or

circumstance constituting Good Reason.

          6.  Severance Payments.

          6.1  If the Executive's employment is

terminated following a Change in Control and during the

Term, other than (A) by the Company for Cause, (B) by

reason of death or Disability, or (C) by the Executive

without Good Reason,  then the Company shall pay the

Executive the amounts, and provide the Executive the

benefits, described in this Section 6.1 ("Severance

Payments") and Section 6.2, in addition to any payments

and benefits to which the Executive is entitled under

Section 5 hereof.  For purposes of this Agreement, the

Executive's employment shall be deemed to have been

terminated following a Change in Control by the Company

without Cause or by the Executive with Good Reason, if

(i) the Executive's employment is terminated by the

Company without Cause prior to a Change in Control

(whether or not a Change in Control ever occurs) and such

termination was at the request or direction of a Person

who has entered into an agreement with the Company the

consummation of which would constitute a Change in

Control, (ii) the Executive terminates his employment for

Good Reason prior to a Change in Control (whether or not

a Change in Control ever occurs) and the circumstance or

event which constitutes Good Reason occurs at the request

or direction of such Person, or (iii) the Executive's

employment is terminated by the Company without Cause or

by the Executive for Good Reason and such termination or

the circumstance or event which constitutes Good Reason

is otherwise in connection with or in anticipation of a

Change in Control (whether or not a Change in Control

ever occurs).  For purposes of any determination

regarding the applicability of the immediately preceding

sentence, any position taken by the Executive shall be

presumed to be correct unless the Company establishes to

the Committee by clear and convincing evidence that such

position is not correct.

                    (A)  In lieu of any further salary

     payments to the Executive for periods subsequent to

     the Date of Termination and in lieu of any severance

     benefit otherwise payable to the Executive, the

     Company shall pay to the Executive a lump sum severance payment, in cash, equal to three times the sum of (i) the Executive's base salary as in effect

     immediately prior to the Date of Termination or, if

     higher, in effect immediately prior to the first

     occurrence of an event or circumstance constituting

     Good Reason, and (ii) the greater of the average

     annual bonus earned by the Executive pursuant to any

     annual bonus or incentive plan maintained by the

     Company in respect of the three fiscal years ending

     immediately prior to the fiscal year in which occurs

     the Date of Termination or, if higher, immediately

     prior to the fiscal year in which occurs the first

     event or circumstance constituting Good Reason and

     the Executive's target annual bonus under such plan

     for the year in which occurs the Date of Termination

     or, if higher, for the year immediately preceding

     the year in which occurs the first event or

     circumstance constituting Good Reason.

                    (B)  For the thirty-six (36) month

     period immediately following the Date of

     Termination, the Company shall arrange to provide

     the Executive and his dependents life, disability,

     accident and health insurance benefits substantially

     similar to those provided to the Executive and his

     dependents immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     those provided to the Executive and his dependents

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason, at

     no greater cost to the Executive than the cost to

     the Executive immediately prior to such date or

     occurrence; provided, however, that, unless the

     Executive consents to a different method (after

     taking into account the effect of such method on the

     calculation of "parachute payments" pursuant to

     Section 6.2 hereof), such health insurance benefits

     shall be provided through a third-party insurer.

     Benefits otherwise receivable by the Executive

     pursuant to this Section 6.1 (B) shall be reduced to

     the extent benefits of the same type are received by or made available to the Executive during the thirty-

     six (36) month period following the Executive's

     termination of employment (and any such benefits

     received by or made available to the Executive shall

     be reported to the Company by the Executive);

     provided, however, that the Company shall reimburse

     the Executive for the excess, if any, of the cost of

     such benefits to the Executive over such cost

     immediately prior to the Date of Termination or, if

     more favorable to the Executive, the first

     occurrence of an event or circumstance constituting

     Good Reason.

                    (C)  Notwithstanding any provision of

     any annual or long-term incentive plan to the

     contrary, the Company shall pay to the Executive a

     lump sum amount, in cash, equal to any unpaid

     incentive compensation which has been allocated or

     awarded to the Executive for a completed fiscal year

     or other measuring period preceding the Date of

     Termination under any such plan and which, as of the

     Date of Termination, is contingent only upon the

     continued employment of the Executive to a

     subsequent date.

                    (D)  In addition to the retirement

     benefits to which the Executive is entitled under

     each Pension Plan (or any successor plan thereto)

     that constitutes a defined benefit pension plan, the

     Company shall pay the Executive a lump sum amount,

     in cash, equal to the excess of (i) the actuarial

     equivalent of the aggregate retirement pension

     (taking into account any early retirement subsidies

     associated therewith and determined as a straight

     life annuity commencing at the date (but in no event

     earlier than the third anniversary of the Date of

     Termination) as of which the actuarial equivalent of

     such annuity is greatest) which the Executive would

     have accrued under the terms of all such Pension

     Plans (without regard to any amendment to any such

     Pension Plan made subsequent to a Change in Control

     and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder),

     determined as if the Executive were fully vested

     thereunder and had accumulated (after the Date of

     Termination) thirty-six (36) additional months of

     service credit thereunder and had been credited

     under each such Pension Plan during such period with

     compensation equal to the Executive's compensation

     (as defined in such Pension Plan) during the twelve

     (12) months immediately preceding Date of

     Termination or, if higher, during the twelve months

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason, over

     (ii) the actuarial equivalent of the aggregate

     retirement pension (taking into account any early

     retirement subsidies associated therewith and

     determined as a straight life annuity commencing at

     the date (but in no event earlier than the Date of

     Termination) as of which the actuarial equivalent of

     such annuity is greatest) which the Executive had accrued pursuant to the provisions of the such

     Pension Plans as of the Date of Termination.  For

     purposes of this Section 6.1(D), "actuarial

     equivalent" shall be determined using the same

     assumptions utilized under the Company's tax-

     qualified defined benefit pension plan for salaried

     employees immediately prior to the Date of

     Termination. or, if more favorable to the Executive,

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason.  In

     addition to the benefits to which the Executive is

     entitled under the Pension Plan (or any successor

     plan thereto) that constitutes a defined

     contribution pension plan, the Company shall pay the

     Executive a lump sum amount, in cash, equal to the

     sum of (i) the amount that would have been

     contributed thereto by the Company on the

     Executive's behalf during the three years

     immediately following the Date of Termination,

     determined (x) as if the Executive made the maximum permissible contributions thereto during such period, (y) as if the Executive earned compensation

     during such period at a rate equal to the

     Executive's compensation (as defined in the Pension

     Plan) during the twelve (12) months immediately

     preceding the Date of Termination or, if higher,

     during the twelve months immediately prior to the

     first occurrence of an event or circumstance

     constituting Good Reason, and (z) without regard to

     any amendment to the Pension Plan made subsequent to

     a Change in Control and on or prior to the Date of

     Termination, which amendment adversely affects in

     any manner the computation of benefits thereunder,

     and (ii) the excess, if any, of (x) the Executive's

     account balance under the Pension Plan as of the

     Date of Termination over (y) the portion of such

     account balance that is nonforfeitable under the

     terms of the Pension Plan.

                    (E)  If the Executive would have

     become entitled to benefits under the Company's post-retirement health care or life insurance plans,

     as in effect immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     as in effect immediately prior to the first

     occurrence of an event or circumstance constituting

     Good Reason, had the Executive's employment

     terminated at any time during the period of thirty-

     six (36) months after the Date of Termination, the

     Company shall provide such post-retirement health

     care or life insurance benefits to the Executive and

     the Executive's dependents commencing on the later

     of (i) the date on which such coverage would have

     first become available and (ii) the date on which

     benefits described in subsection (B) of this Section

     6.1 terminate.

                    (F)  The Company shall provide the

     Executive with outplacement services suitable to the

     Executive's position for a period of one (1) year

     or, if earlier, until the first acceptance by the

     Executive of an offer of employment; provided, however, that in no event shall the cost for such outplacement services exceed $50,000.

          6.2  (A)  Whether or not the Executive becomes

entitled to the Severance Payments, if any of the

payments or benefits received or to be received by the

Executive in connection with a Change in Control or the

Executive's termination of employment (whether pursuant

to the terms of this Agreement or any other plan,

arrangement or agreement with the Company, any Person

whose actions result in a Change in Control or any Person

affiliated with the Company or such Person) (all such

payments and benefits, excluding the Gross-Up Payment,

being hereinafter referred to as the "Total Payments")

will be subject to the Excise Tax, the Company shall pay

to the Executive an additional amount (the "Gross-Up

Payment") such that the net amount retained by the

Executive, after deduction of any Excise Tax on the Total

Payments and any federal, state and local income and

employment taxes and Excise Tax upon the Gross-Up

Payment, and after taking into account the phase out of itemized deductions attributable to the Gross-Up Payment,

shall be equal to the Total Payments.

               (B)  For purposes of determining whether

any of the Total Payments will be subject to the Excise

Tax and the amount of such Excise Tax, (i) all of the

Total Payments shall be treated as "parachute payments"

(within the meaning of section 280G(b)(2) of the Code)

unless, in the opinion of tax counsel ("Tax Counsel")

reasonably acceptable to the Executive and selected by

the accounting firm which was, immediately prior to the

Change in Control, the Company's independent auditor (the

"Auditor"), such payments or benefits (in whole or in

part) do not constitute parachute payments, including by

reason of section 280G(b)(4)(A) of the Code, (ii) all

"excess parachute payments" within the meaning of section

280G(b)(l) of the Code shall be treated as subject to the

Excise Tax unless, in the opinion of Tax Counsel, such

excess parachute payments (in whole or in part) represent

reasonable compensation for services actually rendered

(within the meaning of section 280G(b)(4)(B) of the Code) in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise

Tax, and (iii) the value of any noncash benefits or any

deferred payment or benefit shall be determined by the

Auditor in accordance with the principles of sections

280G(d)(3) and (4) of the Code.  For purposes of

determining the amount of the Gross-Up Payment, the

Executive shall be deemed to pay federal income tax at

the highest marginal rate of federal income taxation in

the calendar year in which the Gross-Up Payment is to be

made and state and local income taxes at the highest

marginal rate of taxation in the state and locality of

the Executive's residence on the Date of Termination (or

if there is no Date of Termination, then the date on

which the Gross-Up Payment is calculated for purposes of

this Section 6.2), net of the maximum reduction in

federal income taxes which could be obtained from

deduction of such state and local taxes.

               (C)  In the event that the Excise Tax is

finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment,

the Executive shall repay to the Company, within five (5)

business days following the time that the amount of such

reduction in the Excise Tax is finally determined, the

portion of the Gross-Up Payment attributable to such

reduction (plus that portion of the Gross-Up Payment

attributable to the Excise Tax and federal, state and

local income and employment taxes imposed on the Gross-Up

Payment being repaid by the Executive), to the extent

that such repayment results in a reduction in the Excise

Tax and a dollar-for-dollar reduction in the Executive's

taxable income and wages for purposes of federal, state

and local income and employment taxes, plus interest on

the amount of such repayment at 120% of the rate provided

in section 1274(b)(2)(B) of the Code.  In the event that

the Excise Tax is determined to exceed the amount taken

into account hereunder in calculating the Gross-Up

Payment (including by reason of any payment the existence

or amount of which cannot be determined at the time of

the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess

(plus any interest, penalties or additions payable by the

Executive with respect to such excess) within five (5)

business days following the time that the amount of such

excess is finally determined.  The Executive and the

Company shall each reasonably cooperate with the other in

connection with any administrative or judicial

proceedings concerning the existence or amount of

liability for Excise Tax with respect to the Total

Payments.

          6.3  The payments provided in subsections (A),

(C) and (D) of Section 6.1 hereof and in Section 6.2

hereof shall be made not later than the fifth day

following the Date of Termination (or if there is no Date

of Termination, then the date on which the Gross-Up

Payment is calculated for purposes of Section 6.2

hereof); provided, however, that if the amounts of such

payments cannot be finally determined on or before such

day, the Company shall pay to the Executive on such day

an estimate, as determined in good faith by the Executive or, in the case of payments under Section 6.2 hereof, in accordance with Section 6.2 hereof, of the minimum amount

of such payments to which the Executive is clearly

entitled and shall pay the remainder of such payments

(together with interest on the unpaid remainder (or on

all such payments to the extent the Company fails to make

such payments when due) at 120% of the rate provided in

section 1274(b)(2)(B) of the Code) as soon as the amount

thereof can be determined but in no event later than the

thirtieth (30th) day after the Date of Termination.  In

the event that the amount of the estimated payments

exceeds the amount subsequently determined to have been

due, such excess shall constitute a loan by the Company

to the Executive, payable on the fifth (5th) business day

after demand by the Company (together with interest at

120% of the rate provided in section 1274(b)(2)(B) of the

Code).  At the time that payments are made under this

Agreement, the Company shall provide the Executive with a

written statement setting forth the manner in which such

payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax

Counsel, the Auditor or other advisors or consultants

(and any such opinions or advice which are in writing

shall be attached to the statement).

          6.4  The Company also shall pay to the

Executive all legal fees and expenses incurred by the

Executive in disputing in good faith any issue hereunder

relating to the termination of the Executive's

employment, in seeking in good faith to obtain or enforce

any benefit or right provided by this Agreement or in

connection with any tax audit or proceeding to the extent

attributable to the application of section 4999 of the

Code to any payment or benefit provided hereunder.  Such

payments shall be made within five (5) business days

after delivery of the Executive's written requests for

payment accompanied with such evidence of fees and

expenses incurred as the Company reasonably may require.

          7.  Termination Procedures and Compensation

During Dispute.

          7.1  Notice of Termination.  After a Change in

Control and during the Term, any purported termination of

the Executive's employment (other than by reason of

death) shall be communicated by written Notice of

Termination from one party hereto to the other party

hereto in accordance with Section 10 hereof.  For

purposes of this Agreement, a "Notice of Termination"

shall mean a notice which shall indicate the specific

termination provision in this Agreement relied upon and

shall set forth in reasonable detail the facts and

circumstances claimed to provide a basis for termination

of the Executive's employment under the provision so

indicated.  Further, a Notice of Termination for Cause is

required to include a copy of a resolution duly adopted

by the affirmative vote of not less than three-quarters

(3/4) of the entire membership of the Board at a meeting

of the Board which was called and held for the purpose of

considering such termination (after reasonable notice to

the Executive and an opportunity for the Executive,

together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the

Board, the Executive was guilty of conduct set forth in

clause (i) or (ii) of the definition of Cause herein, and

specifying the particulars thereof in detail.

          7.2  Date of Termination.  "Date of

Termination," with respect to any purported termination

of the Executive's employment after a Change in Control

and during the Term, shall mean (i) if the Executive's

employment is terminated for Disability, thirty (30) days

after Notice of Termination is given (provided that the

Executive shall not have returned to the full-time

performance of the Executive's duties during such thirty

(30) day period), and (ii) if the Executive's employment

is terminated for any other reason, the date specified in

the Notice of Termination (which, in the case of a

termination by the Company, shall not be less than thirty

(30) days (except in the case of a termination for Cause)

and, in the case of a termination by the Executive, shall

not be less than fifteen (15) days nor more than sixty

(60) days, respectively, from the date such Notice of

Termination is given).

          7.3  Dispute Concerning Termination.  If within

fifteen (15) days after any Notice of Termination is

given, or, if later, prior to the Date of Termination (as

determined without regard to this Section 7.3), the party

receiving such Notice of Termination notifies the other

party that a dispute exists concerning the termination,

the Date of Termination shall be extended until the

earlier of (i) the date on which the Term ends or (ii)

the date on which the dispute is finally resolved, either

by mutual written agreement of the parties or by a final

judgment, order or decree of an arbitrator or a court of

competent jurisdiction (which is not appealable or with

respect to which the time for appeal therefrom has

expired and no appeal has been perfected); provided,

however, that the Date of Termination shall be extended

by a notice of dispute given by the Executive only if

such notice is given in good faith and the Executive

pursues the resolution of such dispute with reasonable

diligence.

          7.4  Compensation During Dispute.  If a

purported termination occurs following a Change in

Control and during the Term and the Date of Termination

is extended in accordance with Section 7.3 hereof, the

Company shall continue to pay the Executive the full

compensation in effect when the notice giving rise to the

dispute was given (including, but not limited to, salary)

and continue the Executive as a participant in all

compensation, benefit and insurance plans in which the

Executive was participating when the notice giving rise

to the dispute was given, until the Date of Termination,

as determined in accordance with Section 7.3 hereof.

Amounts paid under this Section 7.4 are in addition to

all other amounts due under this Agreement (other than

those due under Section 5.2 hereof) and shall not be

offset against or reduce any other amounts due under this

Agreement.

          8.  No Mitigation.  The Company agrees that, if

the Executive's employment with the Company terminates

during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant

to Section 6 hereof or Section 7.4 hereof.  Further, the

amount of any payment or benefit provided for in this

Agreement (other than Section 6.1(B) hereof) shall not be

reduced by any compensation earned by the Executive as

the result of employment by another employer, by

retirement benefits, by offset against any amount claimed

to be owed by the Executive to the Company, or otherwise.

          9.  Successors; Binding Agreement.

          9.1  In addition to any obligations imposed by

law upon any successor to the Company, the Company will

require any successor (whether direct or indirect, by

purchase, merger, consolidation or otherwise) to all or

substantially all of the business and/or assets of the

Company to expressly assume and agree to perform this

Agreement in the same manner and to the same extent that

the Company would be required to perform it if no such

succession had taken place.  Failure of the Company to

obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to

compensation from the Company in the same amount and on

the same terms as the Executive would be entitled to

hereunder if the Executive were to terminate the

Executive's employment for Good Reason after a Change in

Control, except that, for purposes of implementing the

foregoing, the date on which any such succession becomes

effective shall be deemed the Date of Termination.

          9.2  This Agreement shall inure to the benefit

of and be enforceable by the Executive's personal or

legal representatives, executors, administrators,

successors, heirs, distributees, devisees and legatees.

If the Executive shall die while any amount would still

be payable to the Executive hereunder (other than amounts

which, by their terms, terminate upon the death of the

Executive) if the Executive had continued to live, all

such amounts, unless otherwise provided herein, shall be

paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

          10.  Notices.  For the purpose of this

Agreement, notices and all other communications provided

for in the Agreement shall be in writing and shall be

deemed to have been duly given when delivered or mailed

by United States registered mail, return receipt

requested, postage prepaid, addressed, if to the

Executive, to the address inserted below the Executive's

signature on the final page hereof and, if to the

Company, to the address set forth below, or to such other

address as either party may have furnished to the other

in writing in accordance herewith, except that notice of

change of address shall be effective only upon actual

receipt:

          To the Company:

          Syncor International Corporation
          6464 Canoga Avenue
          Woodland Hills, CA 91367
          Attention:  General Counsel

          11.  Miscellaneous.  No provision of this

Agreement may be modified, waived or discharged unless

such waiver, modification or discharge is agreed to in

writing and signed by the Executive and such officer as

may be specifically designated by the Board.  No waiver

by either party hereto at any time of any breach by the

other party hereto of, or of any lack of compliance with,

any condition or provision of this Agreement to be

performed by such other party shall be deemed a waiver of

similar or dissimilar provisions or conditions at the

same or at any prior or subsequent time.  This Agreement

supersedes any other agreements or representations, oral

or otherwise, express or implied, with respect to the

subject matter hereof which have been made by either

party, including but not limited to the Employment

Agreement entered into between the Executive and the

Company dated as of January 1, 2000 (the "Employment

Agreement"); provided, however, that this Agreement shall

supersede any agreement setting forth the terms and

conditions of the Executive's employment with the

Company, including but not limited to the Employment

Agreement, only in the event that the Executive's

employment with the Company is terminated on or following

a Change in Control, by the Company other than for Cause

or by the Executive for Good Reason.   The validity,

interpretation, construction and performance of this

Agreement shall be governed by the laws of the State of

California.  All references to sections of the Exchange

Act or the Code shall be deemed also to refer to any

successor provisions to such sections.  Any payments

provided for hereunder shall be paid net of any

applicable withholding required under federal, state or

local law and any additional withholding to which the

Executive has agreed.  The obligations of the Company and

the Executive under this Agreement which by their nature

may require either partial or total performance after the

expiration of the Term (including, without limitation,

those under Sections 6 and 7 hereof) shall survive such

expiration.

          12.  Validity.  The invalidity or

unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full

force and effect.

          13.  Counterparts.  This Agreement may be

executed in several counterparts, each of which shall be

deemed to be an original but all of which together will

constitute one and the same instrument.

          14.  Settlement of Disputes; Arbitration.  14.1

All claims by the Executive for benefits under this

Agreement shall be directed to and determined by the

Committee and shall be in writing.  Any denial by the

Committee of a claim for benefits under this Agreement

shall be delivered to the Executive in writing and shall

set forth the specific reasons for the denial and the

specific provisions of this Agreement relied upon.  The

Committee shall afford a reasonable opportunity to the

Executive for a review of the decision denying a claim

and shall further allow the Executive to appeal to the

Committee a decision of the Committee within sixty (60) days after notification by the Committee that the

Executive's claim has been denied.

          14.2  Any further dispute or controversy

arising under or in connection with this Agreement shall

be settled exclusively by arbitration in Woodland Hills,

California in accordance with the rules of the American

Arbitration Association then in effect; provided,

however, that the evidentiary standards set forth in this

Agreement shall apply.  Judgment may be entered on the

arbitrator's award in any court having jurisdiction.

Notwithstanding any provision of this Agreement to the

contrary, the Executive shall be entitled to seek

specific performance of the Executive's right to be paid

until the Date of Termination during the pendency of any

dispute or controversy arising under or in connection

with this Agreement.

          15.  Definitions.  For purposes of this

Agreement, the following terms shall have the meanings

indicated below:

          (A)  "Affiliate" shall have the meaning set

forth in Rule 12b-2 promulgated under Section 12 of the

Exchange Act.

          (B)  "Auditor" shall have the meaning set forth

in Section 6.2 hereof.

          (C)  "Base Amount" shall have the meaning set

forth in section 280G(b)(3) of the Code.

          (D)  "Beneficial Owner" shall have the meaning

set forth in Rule 13d-3 under the Exchange Act.

          (E)  "Board" shall mean the Board of Directors

of the Company.

          (F)  "Cause" for termination by the Company of

the Executive's employment shall mean (i) the willful and

continued failure by the Executive to substantially

perform the Executive's duties with the Company (other

than any such failure resulting from the Executive's

incapacity due to physical or mental illness or any such

actual or anticipated failure after the issuance of a

Notice of Termination for Good Reason by the Executive

pursuant to Section 7.1 hereof) that has not been cured

within 30 days after a written demand for substantial performance is delivered to the Executive by the Board,

which demand specifically identifies the manner in which

the Board believes that the Executive has not

substantially performed the Executive's duties, or (ii)

the willful engaging by the Executive in conduct which is

demonstrably and materially injurious to the Company or

its subsidiaries, monetarily or otherwise.  For purposes

of clauses (i) and (ii) of this definition, (x) no act,

or failure to act, on the Executive's part shall be

deemed "willful" unless done, or omitted to be done, by

the Executive not in good faith and without reasonable

belief that the Executive's act, or failure to act, was

in the best interest of the Company and (y) in the event

of a dispute concerning the application of this

provision, no claim by the Company that Cause exists

shall be given effect unless the Company establishes to

the Committee by clear and convincing evidence that Cause

exists.

          (G)  A "Change in Control" shall be deemed to

have occurred if the event set forth in any one of the

following paragraphs shall have occurred:

                    (I)  any Person is or becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company (not including in the

          securities beneficially owned by such Person

          any securities acquired directly from the

          Company or its affiliates) representing 25% or

          more of the combined voting power of the

          Company's then outstanding securities,

          excluding any Person who becomes such a

          Beneficial Owner in connection with a

          transaction described in clause (i) of

          paragraph (III) below; or

                    (II)  the following individuals cease

          for any reason to constitute a majority of the

          number of directors then serving: individuals

          who, on the date hereof, constitute the Board

          and any new director (other than a director

          whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to

          a consent solicitation, relating to the

          election of directors of the Company) whose

          appointment or election by the Board or

          nomination for election by the Company's

          stockholders was approved or recommended by a

          vote of at least two-thirds (2/3) of the

          directors then still in office who either were

          directors on the date hereof or whose

          appointment, election or nomination for

          election was previously so approved or

          recommended; or;

                    (III)  there is consummated a merger

          or consolidation of the Company or any direct

          or indirect subsidiary of the Company with any

          other corporation, other than (i) a merger or

          consolidation immediately following which the

          individuals who comprise the Board immediately

          prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation

          or any parent thereof (or a majority plus one

          member where such board comprises an odd number

          of members), or (ii) a merger or consolidation

          effected to implement a recapitalization of the

          Company (or similar transaction) in which no

          Person is or becomes the Beneficial Owner,

          directly or indirectly, of securities of the

          Company (not including in the securities

          Beneficially Owned by such Person any

          securities acquired directly from the Company

          or its Affiliates) representing 25% or more of

          the combined voting power of the Company's then

          outstanding securities; or

                    (IV) the stockholders of the Company

          approve a plan of complete liquidation or

          dissolution of the Company or there is

          consummated an agreement for the sale or

          disposition by the Company of all or
          substantially all of the Company's assets,

          other than a sale or disposition by the Company

          of all or substantially all of the Company's

          assets to an entity a majority of the board of

          directors of which (or of any parent thereof)

          immediately following such sale or disposition

          comprise the individuals or who comprised the

          Board immediately prior thereto (or a majority

          plus one member where such board comprises an

          odd number of members).

Notwithstanding the foregoing, a "Change in Control"

shall not be deemed to have occurred by virtue of the

consummation of any transaction or series of integrated

transactions immediately following which the record

holders of the common stock of the Company immediately

prior to such transaction or series of transactions

continue to have substantially the same proportionate

ownership in an entity which owns all or substantially

all of the assets of the Company immediately following

such transaction or series of transactions.

          (H)  "Code" shall mean the Internal Revenue

Code of 1986, as amended from time to time.

          (I)  "Committee" shall mean (i) the individuals

(not fewer than three in number) who, on the date six

months before a Change in Control, constitute the

Compensation Committee of the Board, plus (ii) in the

event that fewer than three individuals are available

from the group specified in clause (i) above for any

reason, such individuals as may be appointed by the

individual or individuals so available (including for

this purpose any individual or individuals previously so

appointed under this clause (ii)).

          (J)  "Company" shall mean Syncor International

Corporation and, except in determining under Section

15(E) hereof whether or not any Change in Control of the

Company has occurred, shall include any successor to its

business and/or assets which assumes and agrees to

perform this Agreement by operation of law, or otherwise.

          (K)  "Date of Termination" shall have the

meaning set forth in Section 7.2 hereof.

          (L)  "Disability" shall be deemed the reason

for the termination by the Company of the Executive's

employment, if, as a result of the Executive's incapacity

due to physical or mental illness, the Executive shall

have been absent from the full-time performance of the

Executive's duties with the Company for a period of six

(6) consecutive months, the Company shall have given the

Executive a Notice of Termination for Disability, and,

within thirty (30) days after such Notice of Termination

is given, the Executive shall not have returned to the

full-time performance of the Executive's duties.

          (M)  "Exchange Act" shall mean the Securities

Exchange Act of 1934, as amended from time to time.

          (N)  "Excise Tax" shall mean any excise tax

imposed under section 4999 of the Code.

          (O)  "Executive" shall mean the individual

named in the first paragraph of this Agreement.

          (P)  "Good Reason" for termination by the

Executive of the Executive's employment shall mean the

occurrence (without the Executive's express written

consent) after any Change in Control, or prior to a

Change in Control under the circumstances described in

clauses (ii) and (iii) of the second sentence of Section

6.1 hereof (treating all references in paragraphs (I)

through (VII) below to a "Change in Control" as

references to a "Potential Change in Control"), of any

one of the following acts by the Company, or failures by

the Company to act, unless, in the case of any act or

failure to act described in paragraph (I), (V), (VI) or

(VII) below, such act or failure to act is corrected

prior to the Date of Termination specified in the Notice

of Termination given in respect thereof:

                    (I)  the assignment to the Executive

          of any duties inconsistent with the Executive's

          status as a senior executive officer of the

          Company or a substantial adverse alteration in

          the nature or status of the Executive's

          responsibilities from those in effect

          immediately prior to the Change in Control

          including, without limitation, if the Executive

          was, immediately prior to the Change in

          Control, an executive officer of a public

          company, the Executive ceasing to be an

          executive officer of a public company;

                    (II)  a reduction by the Company in

          the Executive's annual base salary as in effect

          on the date hereof or as the same may be

          increased from time to time;

                    (III)  the relocation of the

          Executive's principal place of employment to a

          location more than 50 miles from the

          Executive's principal place of employment

          immediately prior to the Change in Control or

          the Company's requiring the Executive to be

          based anywhere other than such principal place

          of employment (or permitted relocation thereof)

          except for required travel on the Company's

          business to an extent substantially consistent

          with the Executive's present business travel

          obligations;

                    (IV)  the failure by the Company to

          pay to the Executive any portion of the

          Executive's current compensation or to pay to

          the Executive any portion of an installment of

          deferred compensation under any deferred

          compensation program of the Company, within

          seven (7) days of the date such compensation is

          due;

                    (V)  the failure by the Company to

          continue in effect any compensation plan in

          which the Executive participates immediately

          prior to the Change in Control which is

          material to the Executive's total compensation,

          unless an equitable arrangement (embodied in an

          ongoing substitute or alternative plan) has

          been made with respect to such plan, or the

          failure by the Company to continue the

          Executive's participation therein (or in such

          substitute or alternative plan) on a basis not

          materially less favorable, both in terms of the

          amount or timing of payment of benefits
          provided and the level of the Executive's

          participation relative to other participants,

          as existed immediately prior to the Change in

          Control;

                    (VI)  the failure by the Company to

          continue to provide the Executive with benefits

          substantially similar to those enjoyed by the

          Executive under any of the Company's pension,

          savings, life insurance, medical, health and

          accident, or disability plans in which the

          Executive was participating immediately prior

          to the Change in Control, the taking of any

          other action by the Company which would

          directly or indirectly materially reduce any of

          such benefits or deprive the Executive of any

          material fringe benefit enjoyed by the

          Executive at the time of the Change in Control,

          or the failure by the Company to provide the

          Executive with the number of paid vacation days

          to which the Executive is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation

          policy in effect at the time of the Change in

          Control; or

                    (VII)  any purported termination of

          the Executive's employment which is not

          effected pursuant to a Notice of Termination

          satisfying the requirements of Section 7.1

          hereof; for purposes of this Agreement, no such

          purported termination shall be effective.

          The Executive's right to terminate the

Executive's employment for Good Reason shall not be

affected by the Executive's incapacity due to physical or

mental illness.  The Executive's continued employment

shall not constitute consent to, or a waiver of rights

with respect to, any act or failure to act constituting

Good Reason hereunder.

          For purposes of any determination regarding the

existence of Good Reason, any claim by the Executive that

Good Reason exists shall be presumed to be correct unless the Company establishes to the Committee by clear and convincing evidence that Good Reason does not exist.

          (Q)  "Gross-Up Payment" shall have the meaning

set forth in Section 6.2 hereof.

          (R)  "Notice of Termination" shall have the

meaning set forth in Section 7.1 hereof.

          (S)  "Pension Plan" shall mean (i) any tax-

qualified, supplemental or excess defined benefit pension

plan maintained by the Company and any other defined

benefit plan or agreement entered into between the

Executive and the Company which is designed to provide

the Executive with supplemental retirement benefits and

(ii) tax-qualified, supplemental or excess defined

contribution plan maintained by the Company and any other

defined contribution plan or agreement entered into

between the Executive and the Company.

          (T)  "Person" shall have the meaning given in

Section 3(a)(9) of the Exchange Act, as modified and used

in Sections 13(d) and 14(d) thereof, except that such

term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company

or any of its Affiliates, (iii) an underwriter

temporarily holding securities pursuant to an offering of

such securities, or (iv) a corporation owned, directly or

indirectly, by the stockholders of the Company in

substantially the same proportions as their ownership of

stock of the Company.

          (U)  "Potential Change in Control" shall be

deemed to have occurred if the event set forth in any one

of the following paragraphs shall have occurred:

                    (I)  the Company enters into an

          agreement, the consummation of which would

          result in the occurrence of a Change in

          Control;

                    (II)  the Company or any Person

          publicly announces an intention to take or to

          consider taking actions which, if consummated,

          would constitute a Change in Control;

                    (III)  any Person becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company representing 10% or

          more of either the then outstanding shares of

          common stock of the Company or the combined

          voting power of the Company's then outstanding

          securities (not including in the securities

          beneficially owned by such Person any

          securities acquired directly from the Company

          or its affiliates); or

                    (IV)  the Board adopts a resolution

          to the effect that, for purposes of this

          Agreement, a Potential Change in Control has

          occurred.

          (V)  "Retirement" shall be deemed the reason

for the termination by the Executive of the Executive's

employment if such employment is terminated in accordance

with the Company's retirement policy, including early

retirement, generally applicable to its salaried

employees.

          (W)  "Severance Payments" shall have the

meaning set forth in Section 6.1 hereof.

          (X)  "Tax Counsel" shall have the meaning set

forth in Section 6.2 hereof.

          (Y)  "Term" shall mean the period of time

described in Section 2 hereof (including any extension,

continuation or termination described therein).

          (Z)  "Total Payments" shall mean those payments

so described in Section 6.2 hereof.

          IN WITNESS WHEREOF, the parties have executed

this Agreement as of the date first above written.



                         SYNCOR INTERNATIONAL CORPORATION



                         By:/s/Monty Fu
                         Name: Monty Fu
                         Title: Chairman


                         /s/Robert G. Funari
                         Robert Funari

                      Exhibit 10.10

                   SEVERANCE AGREEMENT

          THIS AGREEMENT, dated August 24, 2001, is made

by and between, Syncor International Corporation (the

"Company"), and Lewis William Terry, Jr. (the

"Executive").

          WHEREAS, the Company considers it essential to

the best interests of its stockholders to foster the

continued employment of key management personnel; and

          WHEREAS, the Board recognizes that, as is the

case with many publicly held corporations, the

possibility of a Change in Control exists and that such

possibility, and the uncertainty and questions which it

may raise among management, may result in the departure

or distraction of management personnel to the detriment

of the Company and its stockholders; and

          WHEREAS, the Board has determined that

appropriate steps should be taken to reinforce and

encourage the continued attention and dedication of

members of the Company's management, including the

Executive, to their assigned duties without distraction

in the face of potentially disturbing circumstances

arising from the possibility of a Change in Control;

          NOW, THEREFORE, in consideration of the

premises and the mutual covenants herein contained, the

Company and the Executive hereby agree as follows:

          1.  Defined Terms.  The definitions of

capitalized terms used in this Agreement are provided in

the last Section hereof.

          2.  Term of Agreement.  The Term of this

Agreement shall commence on the date hereof and shall

continue in effect through December 31, 2002; provided,

however, that commencing on January 1, 2002 and each

January 1 thereafter, the Term shall automatically be

extended for one additional year unless, not later than

September 30 of the preceding year, the Company or the

Executive shall have given notice not to extend the Term;

and further provided, however, that if a Change in

Control shall have occurred during the Term, the Term

shall expire no earlier than twenty-four (24) months

beyond the month in which such Change in Control

occurred.

          3.  Company's Covenants Summarized.  In order

to induce the Executive to remain in the employ of the

Company and in consideration of the Executive's covenants

set forth in Section 4 hereof, the Company agrees, under

the conditions described herein, to pay the Executive the

Severance Payments and the other payments and benefits

described herein.  Except as provided in Section 9.1

hereof, no Severance Payments shall be payable under this

Agreement unless there shall have been (or, under the

terms of the second sentence of Section 6.1 hereof, there

shall be deemed to have been) a termination of the

Executive's employment with the Company following a

Change in Control and during the Term.  This Agreement

shall not be construed as creating an express or implied

contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the

Executive shall not have any right to be retained in the

employ of the Company.

          4.  The Executive's Covenants.  The Executive

agrees that, subject to the terms and conditions of this

Agreement, in the event of a Potential Change in Control

during the Term, the Executive will remain in the employ

of the Company until the earliest of (i) a date which is

six (6) months from the date of such Potential Change in

Control, (ii) the date of a Change in Control, (iii) the

date of termination by the Executive of the Executive's

employment for Good Reason or by reason of death,

Disability or Retirement, or (iv) the termination by the

Company of the Executive's employment for any reason.

          5.  Compensation Other Than Severance Payments.

          5.1  Following a Change in Control and during

the Term, during any period that the Executive fails to

perform the Executive's full-time duties with the Company

as a result of incapacity due to physical or mental

illness, the Company shall pay the Executive's full salary to the Executive at the rate in effect at the commencement of any such period, together with all

compensation and benefits payable to the Executive under

the terms of any compensation or benefit plan, program or

arrangement maintained by the Company during such period

(other than any disability plan), until the Executive's

employment is terminated by the Company for Disability.

          5.2  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay the

Executive's full salary to the Executive through the Date

of Termination at the rate in effect immediately prior to

the Date of Termination or, if higher, the rate in effect

immediately prior to the first occurrence of an event or

circumstance constituting Good Reason, together with all

compensation and benefits payable to the Executive

through the Date of Termination under the terms of the

Company's compensation and benefit plans, programs or

arrangements as in effect immediately prior to the Date

of Termination or, if more favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason.

          5.3  If the Executive's employment shall be

terminated for any reason following a Change in Control

and during the Term, the Company shall pay to the

Executive the Executive's normal post-termination

compensation and benefits as such payments become due.

Such post-termination compensation and benefits shall be

determined under, and paid in accordance with, the

Company's retirement, insurance and other compensation or

benefit plans, programs and arrangements as in effect

immediately prior to the Date of Termination or, if more

favorable to the Executive, as in effect immediately

prior to the occurrence of the first event or

circumstance constituting Good Reason.

          6.  Severance Payments.

          6.1  If the Executive's employment is

terminated following a Change in Control and during the

Term, other than (A) by the Company for Cause, (B) by

reason of death or Disability, or (C) by the Executive without Good Reason, then the Company shall pay the

Executive the amounts, and provide the Executive the

benefits, described in this Section 6.1 ("Severance

Payments") and Section 6.2, in addition to any payments

and benefits to which the Executive is entitled under

Section 5 hereof.  For purposes of this Agreement, the

Executive's employment shall be deemed to have been

terminated following a Change in Control by the Company

without Cause or by the Executive with Good Reason, if

(i) the Executive's employment is terminated by the

Company without Cause prior to a Change in Control

(whether or not a Change in Control ever occurs) and such

termination was at the request or direction of a Person

who has entered into an agreement with the Company the

consummation of which would constitute a Change in

Control, (ii) the Executive terminates his employment for

Good Reason prior to a Change in Control (whether or not

a Change in Control ever occurs) and the circumstance or

event which constitutes Good Reason occurs at the request

or direction of such Person, or (iii) the Executive's employment is terminated by the Company without Cause or by the Executive for Good Reason and such termination or

the circumstance or event which constitutes Good Reason

is otherwise in connection with or in anticipation of a

Change in Control (whether or not a Change in Control

ever occurs).  For purposes of any determination

regarding the applicability of the immediately preceding

sentence, any position taken by the Executive shall be

presumed to be correct unless the Company establishes to

the Committee by clear and convincing evidence that such

position is not correct.

                    (A)  In lieu of any further salary

     payments to the Executive for periods subsequent to

     the Date of Termination and in lieu of any severance

     benefit otherwise payable to the Executive, the

     Company shall pay to the Executive a lump sum

     severance payment, in cash, equal to two times the

     sum of (i) the Executive's base salary as in effect

     immediately prior to the Date of Termination or, if

     higher, in effect immediately prior to the first occurrence of an event or circumstance constituting

     Good Reason, and (ii) the greater of the average

     annual bonus earned by the Executive pursuant to any

     annual bonus or incentive plan maintained by the

     Company in respect of the three fiscal years ending

     immediately prior to the fiscal year in which occurs

     the Date of Termination or, if higher, immediately

     prior to the fiscal year in which occurs the first

     event or circumstance constituting Good Reason and

     the Executive's target annual bonus under such plan

     for the year in which occurs the Date of Termination

     or, if higher, for the year immediately preceding

     the year in which occurs the first event or

     circumstance constituting Good Reason.

                    (B)  For the twenty-four (24) month

     period immediately following the Date of

     Termination, the Company shall arrange to provide

     the Executive and his dependents life, disability,

     accident and health insurance benefits substantially

     similar to those provided to the Executive and his dependents immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     those provided to the Executive and his dependents

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason, at

     no greater cost to the Executive than the cost to

     the Executive immediately prior to such date or

     occurrence; provided, however, that, unless the

     Executive consents to a different method (after

     taking into account the effect of such method on the

     calculation of "parachute payments" pursuant to

     Section 6.2 hereof), such health insurance benefits

     shall be provided through a third-party insurer.

     Benefits otherwise receivable by the Executive

     pursuant to this Section 6.1 (B) shall be reduced to

     the extent benefits of the same type are received by

     or made available to the Executive during the twenty-

     four (24) month period following the Executive's

     termination of employment (and any such benefits

     received by or made available to the Executive shall be reported to the Company by the Executive);

     provided, however, that the Company shall reimburse

     the Executive for the excess, if any, of the cost of

     such benefits to the Executive over such cost

     immediately prior to the Date of Termination or, if

     more favorable to the Executive, the first

     occurrence of an event or circumstance constituting

     Good Reason.

                    (C)  Notwithstanding any provision of

     any annual or long-term incentive plan to the

     contrary, the Company shall pay to the Executive a

     lump sum amount, in cash, equal to any unpaid

     incentive compensation which has been allocated or

     awarded to the Executive for a completed fiscal year

     or other measuring period preceding the Date of

     Termination under any such plan and which, as of the

     Date of Termination, is contingent only upon the

     continued employment of the Executive to a

     subsequent date.

                    (D)  In addition to the retirement

     benefits to which the Executive is entitled under each Pension Plan (or any successor plan thereto)

     that constitutes a defined benefit pension plan, the

     Company shall pay the Executive a lump sum amount,

     in cash, equal to the excess of (i) the actuarial

     equivalent of the aggregate retirement pension

     (taking into account any early retirement subsidies

     associated therewith and determined as a straight

     life annuity commencing at the date (but in no event

     earlier than the second anniversary of the Date of

     Termination) as of which the actuarial equivalent of

     such annuity is greatest) which the Executive would

     have accrued under the terms of all such Pension

     Plans (without regard to any amendment to any such

     Pension Plan made subsequent to a Change in Control

     and on or prior to the Date of Termination, which

     amendment adversely affects in any manner the

     computation of retirement benefits thereunder),

     determined as if the Executive were fully vested

     thereunder and had accumulated (after the Date of

     Termination) twenty-four (24) additional months of service credit thereunder and had been credited under each such Pension Plan during such period with

     compensation equal to the Executive's compensation

     (as defined in such Pension Plan) during the twelve

     (12) months immediately preceding Date of

     Termination or, if higher, during the twelve months

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason, over

     (ii) the actuarial equivalent of the aggregate

     retirement pension (taking into account any early

     retirement subsidies associated therewith and

     determined as a straight life annuity commencing at

     the date (but in no event earlier than the Date of

     Termination) as of which the actuarial equivalent of

     such annuity is greatest) which the Executive had

     accrued pursuant to the provisions of the such

     Pension Plans as of the Date of Termination.  For

     purposes of this Section 6.1(D), "actuarial

     equivalent" shall be determined using the same

     assumptions utilized under the Company's tax-qualified defined benefit pension plan for salaried employees immediately prior to the Date of

     Termination. or, if more favorable to the Executive,

     immediately prior to the first occurrence of an

     event or circumstance constituting Good Reason.  In

     addition to the benefits to which the Executive is

     entitled under the Pension Plan (or any successor

     plan thereto) that constitutes a defined

     contribution pension plan, the Company shall pay the

     Executive a lump sum amount, in cash, equal to the

     sum of (i) the amount that would have been

     contributed thereto by the Company on the

     Executive's behalf during the two years immediately

     following the Date of Termination, determined (x) as

     if the Executive made the maximum permissible

     contributions thereto during such period, (y) as if

     the Executive earned compensation during such period

     at a rate equal to the Executive's compensation (as

     defined in the Pension Plan) during the twelve (12)

     months immediately preceding the Date of Termination or, if higher, during the twelve months immediately prior to the first occurrence of an event or

     circumstance constituting Good Reason, and (z)

     without regard to any amendment to the Pension Plan

     made subsequent to a Change in Control and on or

     prior to the Date of Termination, which amendment

     adversely affects in any manner the computation of

     benefits thereunder, and (ii) the excess, if any, of

     (x) the Executive's account balance under the

     Pension Plan as of the Date of Termination over (y)

     the portion of such account balance that is

     nonforfeitable under the terms of the Pension Plan.

                    (E)  If the Executive would have

     become entitled to benefits under the Company's post-

     retirement health care or life insurance plans, as

     in effect immediately prior to the Date of

     Termination or, if more favorable to the Executive,

     as in effect immediately prior to the first

     occurrence of an event or circumstance constituting

     Good Reason, had the Executive's employment terminated at any time during the period of twenty-

     four (24) months after the Date of Termination, the

     Company shall provide such post-retirement health

     care or life insurance benefits to the Executive and

     the Executive's dependents commencing on the later

     of (i) the date on which such coverage would have

     first become available and (ii) the date on which

     benefits described in subsection (B) of this Section

     6.1 terminate.

                    (F)  The Company shall provide the

     Executive with outplacement services suitable to the

     Executive's position for a period of one (1) year

     or, if earlier, until the first acceptance by the

     Executive of an offer of employment; provided,

     however, that in no event shall the cost for such

     outplacement services exceed $50,000.

          6.2  (A)  Whether or not the Executive becomes

entitled to the Severance Payments, if any of the payments

or benefits received or to be received by the Executive in

connection with a Change in Control or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such

Person) (all such payments and benefits, excluding the Gross-Up

Payment, being hereinafter referred to as the "Total Payments")

will be subject to the Excise Tax, the Company shall pay to the

Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the

Gross-Up Payment, and after taking into account the phase out of itemized deductions attributable to the Gross-Up Payment,

shall be equal to the Total Payments.

               (B)  For purposes of determining

whether any of the Total Payments will be subject to the

Excise Tax and the amount of such Excise Tax, (i) all of

the Total Payments shall be treated as "parachute

payments" (within the meaning of section 280G(b)(2) of

the Code) unless, in the opinion of tax counsel ("Tax

Counsel") reasonably acceptable to the Executive and

selected by the accounting firm which was, immediately

prior to the Change in Control, the Company's independent

auditor (the "Auditor"), such payments or benefits (in

whole or in part) do not constitute parachute payments,

including by reason of section 280G(b)(4)(A) of the Code,

(ii) all "excess parachute payments" within the meaning

of section 280G(b)(l) of the Code shall be treated as

subject to the Excise Tax unless, in the opinion of Tax

Counsel, such excess parachute payments (in whole or in

part) represent reasonable compensation for services

actually rendered (within the meaning of section

280G(b)(4)(B) of the Code) in excess of the Base Amount

allocable to such reasonable compensation, or are

otherwise not subject to the Excise Tax, and (iii) the

value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the

Code.  For purposes of determining the amount of the

Gross-Up Payment, the Executive shall be deemed to pay

federal income tax at the highest marginal rate of

federal income taxation in the calendar year in which the

Gross-Up Payment is to be made and state and local income

taxes at the highest marginal rate of taxation in the

state and locality of the Executive's residence on the

Date of Termination (or if there is no Date of

Termination, then the date on which the Gross-Up Payment

is calculated for purposes of this Section 6.2), net of

the maximum reduction in federal income taxes which could

be obtained from deduction of such state and local taxes.

               (C)  In the event that the Excise Tax

is finally determined to be less than the amount taken

into account hereunder in calculating the Gross-Up

Payment, the Executive shall repay to the Company, within

five (5) business days following the time that the amount

of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the

Gross-Up Payment attributable to the Excise Tax and

federal, state and local income and employment taxes

imposed on the Gross-Up Payment being repaid by the

Executive), to the extent that such repayment results in

a reduction in the Excise Tax and a dollar-for-dollar

reduction in the Executive's taxable income and wages for

purposes of federal, state and local income and

employment taxes, plus interest on the amount of such

repayment at 120% of the rate provided in section

1274(b)(2)(B) of the Code.  In the event that the Excise

Tax is determined to exceed the amount taken into account

hereunder in calculating the Gross-Up Payment (including

by reason of any payment the existence or amount of which

cannot be determined at the time of the Gross-Up

Payment), the Company shall make an additional Gross-Up

Payment in respect of such excess (plus any interest,

penalties or additions payable by the Executive with

respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined.  The Executive and the Company shall

each reasonably cooperate with the other in connection

with any administrative or judicial proceedings

concerning the existence or amount of liability for

Excise Tax with respect to the Total Payments.

          6.3  The payments provided in subsections (A),

(C) and (D) of Section 6.1 hereof and in Section 6.2

hereof shall be made not later than the fifth day

following the Date of Termination (or if there is no Date

of Termination, then the date on which the Gross-Up

Payment is calculated for purposes of Section 6.2

hereof); provided, however, that if the amounts of such

payments cannot be finally determined on or before such

day, the Company shall pay to the Executive on such day

an estimate, as determined in good faith by the Executive

or, in the case of payments under Section 6.2 hereof, in

accordance with Section 6.2 hereof, of the minimum amount

of such payments to which the Executive is clearly

entitled and shall pay the remainder of such payments

(together with interest on the unpaid remainder (or on

all such payments to the extent the Company fails to make

such payments when due) at 120% of the rate provided in

section 1274(b)(2)(B) of the Code) as soon as the amount

thereof can be determined but in no event later than the

thirtieth (30th) day after the Date of Termination.  In

the event that the amount of the estimated payments

exceeds the amount subsequently determined to have been

due, such excess shall constitute a loan by the Company

to the Executive, payable on the fifth (5th) business day

after demand by the Company (together with interest at

120% of the rate provided in section 1274(b)(2)(B) of the

Code).  At the time that payments are made under this

Agreement, the Company shall provide the Executive with a

written statement setting forth the manner in which such

payments were calculated and the basis for such

calculations including, without limitation, any opinions

or other advice the Company has received from Tax

Counsel, the Auditor or other advisors or consultants

(and any such opinions or advice which are in writing

shall be attached to the statement).

          6.4  The Company also shall pay to the

Executive all legal fees and expenses incurred by the

Executive in disputing in good faith any issue hereunder

relating to the termination of the Executive's

employment, in seeking in good faith to obtain or enforce

any benefit or right provided by this Agreement or in

connection with any tax audit or proceeding to the extent

attributable to the application of section 4999 of the

Code to any payment or benefit provided hereunder.  Such

payments shall be made within five (5) business days

after delivery of the Executive's written requests for

payment accompanied with such evidence of fees and

expenses incurred as the Company reasonably may require.

          7.  Termination Procedures and Compensation

During Dispute.

          7.1  Notice of Termination.  After a Change in

Control and during the Term, any purported termination of

the Executive's employment (other than by reason of

death) shall be communicated by written Notice of

Termination from one party hereto to the other party

hereto in accordance with Section 10 hereof.  For

purposes of this Agreement, a "Notice of Termination"

shall mean a notice which shall indicate the specific

termination provision in this Agreement relied upon and

shall set forth in reasonable detail the facts and

circumstances claimed to provide a basis for termination

of the Executive's employment under the provision so

indicated.  Further, a Notice of Termination for Cause is

required to include a copy of a resolution duly adopted

by the affirmative vote of not less than three-quarters

(3/4) of the entire membership of the Board at a meeting

of the Board which was called and held for the purpose of

considering such termination (after reasonable notice to

the Executive and an opportunity for the Executive,

together with the Executive's counsel, to be heard before

the Board) finding that, in the good faith opinion of the

Board, the Executive was guilty of conduct set forth in

clause (i) or (ii) of the definition of Cause herein, and

specifying the particulars thereof in detail.

          7.2  Date of Termination.  "Date of

Termination," with respect to any purported termination

of the Executive's employment after a Change in Control

and during the Term, shall mean (i) if the Executive's

employment is terminated for Disability, thirty (30) days

after Notice of Termination is given (provided that the

Executive shall not have returned to the full-time

performance of the Executive's duties during such thirty

(30) day period), and (ii) if the Executive's employment

is terminated for any other reason, the date specified in

the Notice of Termination (which, in the case of a

termination by the Company, shall not be less than thirty

(30) days (except in the case of a termination for Cause)

and, in the case of a termination by the Executive, shall

not be less than fifteen (15) days nor more than sixty

(60) days, respectively, from the date such Notice of

Termination is given).

          7.3  Dispute Concerning Termination.  If within

fifteen (15) days after any Notice of Termination is

given, or, if later, prior to the Date of Termination (as determined without regard to this Section 7.3), the party receiving such Notice of Termination notifies the other

party that a dispute exists concerning the termination,

the Date of Termination shall be extended until the

earlier of (i) the date on which the Term ends or (ii)

the date on which the dispute is finally resolved, either

by mutual written agreement of the parties or by a final

judgment, order or decree of an arbitrator or a court of

competent jurisdiction (which is not appealable or with

respect to which the time for appeal therefrom has

expired and no appeal has been perfected); provided,

however, that the Date of Termination shall be extended

by a notice of dispute given by the Executive only if

such notice is given in good faith and the Executive

pursues the resolution of such dispute with reasonable

diligence.

          7.4  Compensation During Dispute.  If a

purported termination occurs following a Change in

Control and during the Term and the Date of Termination

is extended in accordance with Section 7.3 hereof, the

Company shall continue to pay the Executive the full

compensation in effect when the notice giving rise to the

dispute was given (including, but not limited to, salary)

and continue the Executive as a participant in all

compensation, benefit and insurance plans in which the

Executive was participating when the notice giving rise

to the dispute was given, until the Date of Termination,

as determined in accordance with Section 7.3 hereof.

Amounts paid under this Section 7.4 are in addition to

all other amounts due under this Agreement (other than

those due under Section 5.2 hereof) and shall not be

offset against or reduce any other amounts due under this

Agreement.

          8.  No Mitigation.  The Company agrees that, if

the Executive's employment with the Company terminates

during the Term, the Executive is not required to seek

other employment or to attempt in any way to reduce any

amounts payable to the Executive by the Company pursuant

to Section 6 hereof or Section 7.4 hereof.  Further, the

amount of any payment or benefit provided for in this

Agreement (other than Section 6.1(B) hereof) shall not be

reduced by any compensation earned by the Executive as

the result of employment by another employer, by

retirement benefits, by offset against any amount claimed

to be owed by the Executive to the Company, or otherwise.

          9.  Successors; Binding Agreement.

          9.1  In addition to any obligations imposed by

law upon any successor to the Company, the Company will

require any successor (whether direct or indirect, by

purchase, merger, consolidation or otherwise) to all or

substantially all of the business and/or assets of the

Company to expressly assume and agree to perform this

Agreement in the same manner and to the same extent that

the Company would be required to perform it if no such

succession had taken place.  Failure of the Company to

obtain such assumption and agreement prior to the

effectiveness of any such succession shall be a breach of

this Agreement and shall entitle the Executive to

compensation from the Company in the same amount and on

the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the

Executive's employment for Good Reason after a Change in

Control, except that, for purposes of implementing the

foregoing, the date on which any such succession becomes

effective shall be deemed the Date of Termination.

          9.2  This Agreement shall inure to the benefit

of and be enforceable by the Executive's personal or

legal representatives, executors, administrators,

successors, heirs, distributees, devisees and legatees.

If the Executive shall die while any amount would still

be payable to the Executive hereunder (other than amounts

which, by their terms, terminate upon the death of the

Executive) if the Executive had continued to live, all

such amounts, unless otherwise provided herein, shall be

paid in accordance with the terms of this Agreement to

the executors, personal representatives or administrators

of the Executive's estate.

          10.  Notices.  For the purpose of this

Agreement, notices and all other communications provided

for in the Agreement shall be in writing and shall be

deemed to have been duly given when delivered or mailed

by United States registered mail, return receipt

requested, postage prepaid, addressed, if to the

Executive, to the address inserted below the Executive's

signature on the final page hereof and, if to the

Company, to the address set forth below, or to such other

address as either party may have furnished to the other

in writing in accordance herewith, except that notice of

change of address shall be effective only upon actual

receipt:

          To the Company:

          Syncor International Corporation
          6464 Canoga Avenue
          Woodland Hills, CA 91367
          Attention:  General Counsel


          11.  Miscellaneous.  No provision of this

Agreement may be modified, waived or discharged unless

such waiver, modification or discharge is agreed to in

writing and signed by the Executive and such officer as

may be specifically designated by the Board.  No waiver

by either party hereto at any time of any breach by the other party hereto of, or of any lack of compliance with,

any condition or provision of this Agreement to be

performed by such other party shall be deemed a waiver of

similar or dissimilar provisions or conditions at the

same or at any prior or subsequent time.  This Agreement

supersedes any other agreements or representations, oral

or otherwise, express or implied, with respect to the

subject matter hereof which have been made by either

party, including but not limited to the Benefits

Agreement entered into between the Executive and the

Company; provided, however, that this Agreement shall

supersede any agreement setting forth the terms and

conditions of the Executive's employment with the Company

only in the event that the Executive's employment with

the Company is terminated on or following a Change in

Control, by the Company other than for Cause or by the

Executive for Good Reason.   The validity,

interpretation, construction and performance of this

Agreement shall be governed by the laws of the State of

California.  All references to sections of the Exchange

Act or the Code shall be deemed also to refer to any

successor provisions to such sections.  Any payments

provided for hereunder shall be paid net of any

applicable withholding required under federal, state or

local law and any additional withholding to which the

Executive has agreed.  The obligations of the Company and

the Executive under this Agreement which by their nature

may require either partial or total performance after the

expiration of the Term (including, without limitation,

those under Sections 6 and 7 hereof) shall survive such

expiration.

          12.  Validity.  The invalidity or

unenforceability of any provision of this Agreement shall

not affect the validity or enforceability of any other

provision of this Agreement, which shall remain in full

force and effect.

          13.  Counterparts.  This Agreement may be

executed in several counterparts, each of which shall be

deemed to be an original but all of which together will

constitute one and the same instrument.

          14.  Settlement of Disputes; Arbitration.  14.1

All claims by the Executive for benefits under this

Agreement shall be directed to and determined by

the Committee and shall be in writing.  Any denial by the

Committee of a claim for benefits under this Agreement

shall be delivered to the Executive in writing and shall

set forth the specific reasons for the denial and the

specific provisions of this Agreement relied upon.  The

Committee shall afford a reasonable opportunity to the

Executive for a review of the decision denying a claim

and shall further allow the Executive to appeal to the

Committee a decision of the Committee within sixty (60)

days after notification by the Committee that the

Executive's claim has been denied.

          14.2  Any further dispute or controversy

arising under or in connection with this Agreement shall

be settled exclusively by arbitration in Woodland Hills,

California in accordance with the rules of the American

Arbitration Association then in effect; provided,

however, that the evidentiary standards set forth in this

Agreement shall apply.  Judgment may be entered on the

arbitrator's award in any court having jurisdiction.

Notwithstanding any provision of this Agreement to the

contrary, the Executive shall be entitled to seek

specific performance of the Executive's right to be paid

until the Date of Termination during the pendency of any

dispute or controversy arising under or in connection

with this Agreement.

          15.  Definitions.  For purposes of this

Agreement, the following terms shall have the meanings

indicated below:

          (A)  "Affiliate" shall have the meaning set

forth in Rule 12b-2 promulgated under Section 12 of the

Exchange Act.

          (B)  "Auditor" shall have the meaning set forth

in Section 6.2 hereof.

          (C)  "Base Amount" shall have the meaning set

forth in section 280G(b)(3) of the Code.

          (D)  "Beneficial Owner" shall have the meaning

set forth in Rule 13d-3 under the Exchange Act.

          (E)  "Board" shall mean the Board of Directors

of the Company.

          (F)  "Cause" for termination by the Company of

the Executive's employment shall mean (i) the willful and

continued failure by the Executive to substantially

perform the Executive's duties with the Company (other

than any such failure resulting from the Executive's

incapacity due to physical or mental illness or any such

actual or anticipated failure after the issuance of a

Notice of Termination for Good Reason by the Executive

pursuant to Section 7.1 hereof) that has not been cured

within 30 days after a written demand for substantial

performance is delivered to the Executive by the Board,

which demand specifically identifies the manner in which

the Board believes that the Executive has not

substantially performed the Executive's duties, or (ii)

the willful engaging by the Executive in conduct which is

demonstrably and materially injurious to the Company or

its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, (x) no act,

or failure to act, on the Executive's part shall be

deemed "willful" unless done, or omitted to be done, by

the Executive not in good faith and without reasonable

belief that the Executive's act, or failure to act, was

in the best interest of the Company and (y) in the event

of a dispute concerning the application of this

provision, no claim by the Company that Cause exists

shall be given effect unless the Company establishes to

the Committee by clear and convincing evidence that Cause

exists.

          (G)  A "Change in Control" shall be deemed to

have occurred if the event set forth in any one of the

following paragraphs shall have occurred:

                    (I)  any Person is or becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company (not including in the

          securities beneficially owned by such Person

          any securities acquired directly from the

          Company or its affiliates) representing 25% or more of the combined voting power of the

          Company's then outstanding securities,

          excluding any Person who becomes such a

          Beneficial Owner in connection with a

          transaction described in clause (i) of

          paragraph (III) below; or

                    (II)  the following individuals cease

          for any reason to constitute a majority of the

          number of directors then serving: individuals

          who, on the date hereof, constitute the Board

          and any new director (other than a director

          whose initial assumption of office is in

          connection with an actual or threatened

          election contest, including but not limited to

          a consent solicitation, relating to the

          election of directors of the Company) whose

          appointment or election by the Board or

          nomination for election by the Company's

          stockholders was approved or recommended by a

          vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose

          appointment, election or nomination for

          election was previously so approved or

          recommended; or;

                    (III)  there is consummated a merger

          or consolidation of the Company or any direct

          or indirect subsidiary of the Company with any

          other corporation, other than (i) a merger or

          consolidation immediately following which the

          individuals who comprise the Board immediately

          prior thereto constitute at least a majority of

          the board of directors of the Company, the

          entity surviving such merger or consolidation

          or any parent thereof (or a majority plus one

          member where such board comprises an odd number

          of members), or (ii) a merger or consolidation

          effected to implement a recapitalization of the

          Company (or similar transaction) in which no

          Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the

          Company (not including in the securities

          Beneficially Owned by such Person any

          securities acquired directly from the Company

          or its Affiliates) representing 25% or more of

          the combined voting power of the Company's then

          outstanding securities; or

                    (IV) the stockholders of the Company

          approve a plan of complete liquidation or

          dissolution of the Company or there is

          consummated an agreement for the sale or

          disposition by the Company of all or

          substantially all of the Company's assets,

          other than a sale or disposition by the Company

          of all or substantially all of the Company's

          assets to an entity a majority of the board of

          directors of which (or of any parent thereof)

          immediately following such sale or disposition

          comprise the individuals or who comprised the

          Board immediately prior thereto (or a majority plus one member where such board comprises an odd number of members).

Notwithstanding the foregoing, a "Change in Control"

shall not be deemed to have occurred by virtue of the

consummation of any transaction or series of integrated

transactions immediately following which the record

holders of the common stock of the Company immediately

prior to such transaction or series of transactions

continue to have substantially the same proportionate

ownership in an entity which owns all or substantially

all of the assets of the Company immediately following

such transaction or series of transactions.

          (H)  "Code" shall mean the Internal Revenue

Code of 1986, as amended from time to time.

          (I)  "Committee" shall mean (i) the individuals

(not fewer than three in number) who, on the date six

months before a Change in Control, constitute the

Compensation Committee of the Board, plus (ii) in the

event that fewer than three individuals are available

from the group specified in clause (i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for

this purpose any individual or individuals previously so

appointed under this clause (ii)).

          (J)  "Company" shall mean Syncor International

Corporation and, except in determining under Section

15(E) hereof whether or not any Change in Control of the

Company has occurred, shall include any successor to its

business and/or assets which assumes and agrees to

perform this Agreement by operation of law, or otherwise.

          (K)  "Date of Termination" shall have the

meaning set forth in Section 7.2 hereof.

          (L)  "Disability" shall be deemed the reason

for the termination by the Company of the Executive's

employment, if, as a result of the Executive's incapacity

due to physical or mental illness, the Executive shall

have been absent from the full-time performance of the

Executive's duties with the Company for a period of six

(6) consecutive months, the Company shall have given the

Executive a Notice of Termination for Disability, and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the

full-time performance of the Executive's duties.

          (M)  "Exchange Act" shall mean the Securities

Exchange Act of 1934, as amended from time to time.

          (N)  "Excise Tax" shall mean any excise tax

imposed under section 4999 of the Code.

          (O)  "Executive" shall mean the individual

named in the first paragraph of this Agreement.

          (P)  "Good Reason" for termination by the

Executive of the Executive's employment shall mean the

occurrence (without the Executive's express written

consent) after any Change in Control, or prior to a

Change in Control under the circumstances described in

clauses (ii) and (iii) of the second sentence of Section

6.1 hereof (treating all references in paragraphs (I)

through (VII) below to a "Change in Control" as

references to a "Potential Change in Control"), of any

one of the following acts by the Company, or failures by

the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V), (VI) or

(VII) below, such act or failure to act is corrected

prior to the Date of Termination specified in the Notice

of Termination given in respect thereof:

                    (I)  the assignment to the Executive

          of any duties inconsistent with the Executive's

          status as a senior executive officer of the

          Company or a substantial adverse alteration in

          the nature or status of the Executive's

          responsibilities from those in effect

          immediately prior to the Change in Control

          including, without limitation, if the Executive

          was, immediately prior to the Change in

          Control, an executive officer of a public

          company, the Executive ceasing to be an

          executive officer of a public company;

                    (II)  a reduction by the Company in

          the Executive's annual base salary as in effect

          on the date hereof or as the same may be

          increased from time to time;

                     (III)  the relocation of the

          Executive's principal place of employment to a

          location more than 50 miles from the

          Executive's principal place of employment

          immediately prior to the Change in Control or

          the Company's requiring the Executive to be

          based anywhere other than such principal place

          of employment (or permitted relocation thereof)

          except for required travel on the Company's

          business to an extent substantially consistent

          with the Executive's present business travel

          obligations;

                    (IV)  the failure by the Company to

          pay to the Executive any portion of the

          Executive's current compensation or to pay to

          the Executive any portion of an installment of

          deferred compensation under any deferred

          compensation program of the Company, within

          seven (7) days of the date such compensation is

          due;

                    (V)  the failure by the Company to

          continue in effect any compensation plan in

          which the Executive participates immediately

          prior to the Change in Control which is

          material to the Executive's total compensation,

          unless an equitable arrangement (embodied in an

          ongoing substitute or alternative plan) has

          been made with respect to such plan, or the

          failure by the Company to continue the

          Executive's participation therein (or in such

          substitute or alternative plan) on a basis not

          materially less favorable, both in terms of the

          amount or timing of payment of benefits

          provided and the level of the Executive's

          participation relative to other participants,

          as existed immediately prior to the Change in

          Control;

                    (VI)  the failure by the Company to

          continue to provide the Executive with benefits

          substantially similar to those enjoyed by the

          Executive under any of the Company's pension,

          savings, life insurance, medical, health and

          accident, or disability plans in which the

          Executive was participating immediately prior

          to the Change in Control, the taking of any

          other action by the Company which would

          directly or indirectly materially reduce any of

          such benefits or deprive the Executive of any

          material fringe benefit enjoyed by the

          Executive at the time of the Change in Control,

          or the failure by the Company to provide the

          Executive with the number of paid vacation days

          to which the Executive is entitled on the basis

          of years of service with the Company in

          accordance with the Company's normal vacation

          policy in effect at the time of the Change in

          Control; or

                    (VII)  any purported termination of

          the Executive's employment which is not

          effected pursuant to a Notice of Termination satisfying the requirements of Section 7.1 hereof; for purposes of this Agreement, no such

          purported termination shall be effective.

          The Executive's right to terminate the

Executive's employment for Good Reason shall not be

affected by the Executive's incapacity due to physical or

mental illness.  The Executive's continued employment

shall not constitute consent to, or a waiver of rights

with respect to, any act or failure to act constituting

Good Reason hereunder.

          For purposes of any determination regarding the

existence of Good Reason, any claim by the Executive that

Good Reason exists shall be presumed to be correct unless

the Company establishes to the Committee by clear and

convincing evidence that Good Reason does not exist.

          (Q)  "Gross-Up Payment" shall have the meaning

set forth in Section 6.2 hereof.

          (R)  "Notice of Termination" shall have the

meaning set forth in Section 7.1 hereof.

          (S)  "Pension Plan" shall mean (i) any tax-

qualified, supplemental or excess defined benefit pension

plan maintained by the Company and any other defined

benefit plan or agreement entered into between the

Executive and the Company which is designed to provide

the Executive with supplemental retirement benefits and

(ii) tax-qualified, supplemental or excess defined

contribution plan maintained by the Company and any other

defined contribution plan or agreement entered into

between the Executive and the Company.

          (T)  "Person" shall have the meaning given in

Section 3(a)(9) of the Exchange Act, as modified and used

in Sections 13(d) and 14(d) thereof, except that such

term shall not include (i) the Company or any of its

subsidiaries, (ii) a trustee or other fiduciary holding

securities under an employee benefit plan of the Company

or any of its Affiliates, (iii) an underwriter

temporarily holding securities pursuant to an offering of

such securities, or (iv) a corporation owned, directly or

indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (U)  "Potential Change in Control" shall be

deemed to have occurred if the event set forth in any one

of the following paragraphs shall have occurred:

                    (I)  the Company enters into an

          agreement, the consummation of which would

          result in the occurrence of a Change in

          Control;

                    (II)  the Company or any Person

          publicly announces an intention to take or to

          consider taking actions which, if consummated,

          would constitute a Change in Control;

                    (III)  any Person becomes the

          Beneficial Owner, directly or indirectly, of

          securities of the Company representing 10% or

          more of either the then outstanding shares of

          common stock of the Company or the combined

          voting power of the Company's then outstanding

          securities (not including in the securities

          beneficially owned by such Person any
          securities acquired directly from the Company

          or its affiliates); or

                    (IV)  the Board adopts a resolution

          to the effect that, for purposes of this

          Agreement, a Potential Change in Control has

          occurred.

          (V)  "Retirement" shall be deemed the reason

for the termination by the Executive of the Executive's

employment if such employment is terminated in accordance

with the Company's retirement policy, including early

retirement, generally applicable to its salaried

employees.

          (W)  "Severance Payments" shall have the

meaning set forth in Section 6.1 hereof.

          (X)  "Tax Counsel" shall have the meaning set

forth in Section 6.2 hereof.

          (Y)  "Term" shall mean the period of time

described in Section 2 hereof (including any extension,

continuation or termination described therein).

          (Z)  "Total Payments" shall mean those payments

so described in Section 6.2 hereof.

          IN WITNESS WHEREOF, the parties have executed

this Agreement as of the date first above written.



                         SYNCOR INTERNATIONAL CORPORATION



                         By:/s/Robert G. Funari
                         Name:
                         Title:


                         /s/Lewis W. Terry, Jr.
                         Lewis William Terry, Jr.

                          Exhibit 10.11

                       SEVERANCE AGREEMENT

          THIS AGREEMENT, dated August 24, 2001, is made by and

between, Syncor International Corporation (the "Company"), and

David Ward (the "Executive").

          WHEREAS, the Company considers it essential to the best

interests of its stockholders to foster the continued employment of key management personnel; and

          WHEREAS, the Board recognizes that, as is the case with

many publicly held corporations, the possibility of a Change in

Control exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

          WHEREAS, the Board has determined that appropriate

steps should be taken to reinforce and encourage the continued

attention and dedication of members of the Company's management,

including the Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control;

          NOW, THEREFORE, in consideration of the premises and

the mutual covenants herein contained, the Company and the

Executive hereby agree as follows:

          1.  Defined Terms.  The definitions of capitalized

terms used in this Agreement are provided in the last Section hereof.

          2.  Term of Agreement.  The Term of this Agreement

shall commence on the date hereof and shall continue in effect through December 31, 2002; provided, however, that commencing on

January 1, 2002 and each January 1 thereafter, the Term shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Company or the

Executive shall have given notice not to extend the Term; and

further provided, however, that if a Change in Control shall have occurred during the Term, the Term shall expire no earlier than twenty-four (24) months beyond the month in which such Change in Control occurred.

          3.  Company's Covenants Summarized.  In order to induce

the Executive to remain in the employ of the Company and in

consideration of the Executive's covenants set forth in Section 4 hereof, the Company agrees, under the conditions described

herein, to pay the Executive the Severance Payments and the other payments and benefits described herein.  Except as provided in

Section 9.1 hereof, no Severance Payments shall be payable under this Agreement unless there shall have been (or, under the terms of the second sentence of Section 6.1 hereof, there shall be deemed to have been) a termination of the Executive's employment with the Company following a Change in Control and during the

Term.  This Agreement shall not be construed as creating an

express or implied contract of employment and, except as

otherwise agreed in writing between the Executive and the

Company, the Executive shall not have any right to be retained in the employ of the Company.

          4.  The Executive's Covenants.  The Executive agrees

that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control during the Term, the

Executive will remain in the employ of the Company until the earliest of (i) a date which is six (6) months from the date of such Potential Change in Control, (ii) the date of a Change in

Control, (iii) the date of termination by the Executive of the

Executive's employment for Good Reason or by reason of death,

Disability or Retirement, or (iv) the termination by the Company of the Executive's employment for any reason.

          5.  Compensation Other Than Severance Payments.

          5.1  Following a Change in Control and during the Term,

during any period that the Executive fails to perform the

Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Company shall pay the Executive's full salary to the Executive at the rate in effect at the commencement of any such period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period (other than any disability plan), until the Executive's employment is terminated by the Company for Disability.

          5.2  If the Executive's employment shall be terminated

for any reason following a Change in Control and during the Term,

the Company shall pay the Executive's full salary to the

Executive through the Date of Termination at the rate in effect immediately prior to the Date of Termination or, if higher, the rate in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, together with all compensation and benefits payable to the Executive through the

Date of Termination under the terms of the Company's compensation and benefit plans, programs or arrangements as in effect

immediately prior to the Date of Termination or, if more

favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good

Reason.

          5.3  If the Executive's employment shall be terminated

for any reason following a Change in Control and during the Term, the Company shall pay to the Executive the Executive's normal post-termination compensation and benefits as such payments become due.  Such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans,

programs and arrangements as in effect immediately prior to the

Date of Termination or, if more favorable to the Executive, as in effect immediately prior to the occurrence of the first event or circumstance constituting Good Reason.

          6.  Severance Payments.

          6.1  If the Executive's employment is terminated

following a Change in Control and during the Term, other than (A)

by the Company for Cause, (B) by reason of death or Disability,

or (C) by the Executive without Good Reason,  then the Company shall pay the Executive the amounts, and provide the Executive the benefits, described in this Section 6.1 ("Severance

Payments") and Section 6.2, in addition to any payments and benefits to which the Executive is entitled under Section 5 hereof.  For purposes of this Agreement, the Executive's

employment shall be deemed to have been terminated following a

Change in Control by the Company without Cause or by the

Executive with Good Reason, if (i) the Executive's employment is terminated by the Company without Cause prior to a Change in

Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) the Executive terminates his employment for Good Reason prior to a Change in

Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of such Person, or (iii) the Executive's employment is terminated by the Company without Cause or by the

Executive for Good Reason and such termination or the

circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control

(whether or not a Change in Control ever occurs).  For purposes of any determination regarding the applicability of the

immediately preceding sentence, any position taken by the

Executive shall be presumed to be correct unless the Company establishes to the Committee by clear and convincing

evidence that such position is not correct.

                    (A)  In lieu of any further salary payments

     to the Executive for periods subsequent to the Date of

     Termination and in lieu of any severance benefit otherwise payable to the Executive, the Company shall pay to the

     Executive a lump sum severance payment, in cash, equal to

     two and one-quarter (2 1/4) times the sum of (i) the

     Executive's base salary as in effect immediately prior to

     the Date of Termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance

     constituting Good Reason, and (ii) the greater of the

     average annual bonus earned by the Executive pursuant to any annual bonus or incentive plan maintained by the Company in respect of the three fiscal years ending immediately prior to the fiscal year in which occurs the Date of Termination or, if higher, immediately prior to the fiscal year in which occurs the first event or circumstance constituting Good Reason and the Executive's target annual bonus under such plan for the year in which occurs the Date of Termination or, if higher, for the year immediately preceding the year in which occurs the first event or circumstance constituting Good Reason.

                    (B)  For the twenty-seven (27) month period

     immediately following the Date of Termination, the Company shall arrange to provide the Executive and his dependents

     life, disability, accident and health insurance benefits

     substantially similar to those provided to the Executive and his dependents immediately prior to the Date of Termination or, if more favorable to the Executive, those provided to

     the Executive and his dependents immediately prior to the first occurrence of an event or circumstance constituting

     Good Reason, at no greater cost to the Executive than the

     cost to the Executive immediately prior to such date or

     occurrence; provided, however, that, unless the Executive

     consents to a different method (after taking into account

     the effect of such method on the calculation of "parachute payments" pursuant to Section 6.2 hereof), such health

     insurance benefits shall be provided through a third-party insurer.  Benefits otherwise receivable by the Executive

     pursuant to this Section 6.1 (B) shall be reduced to the

     extent benefits of the same type are received by or made

     available to the Executive during the twenty-seven (27)

     month period following the Executive's termination of

     employment (and any such benefits received by or made

     available to the Executive shall be reported to the

     Company by the Executive); provided, however, that the

     Company shall reimburse the Executive for the excess, if any, of the cost of such benefits to the Executive over such cost immediately prior to the Date of Termination or, if

     more favorable to the Executive, the first occurrence of an event or circumstance constituting Good Reason.

                    (C)  Notwithstanding any provision of any

     annual or long-term incentive plan to the contrary, the

     Company shall pay to the Executive a lump sum amount, in

     cash, equal to any unpaid incentive compensation which has been allocated or awarded to the Executive for a completed fiscal year or other measuring period preceding the Date of

     Termination under any such plan and which, as of the Date of

     Termination, is contingent only upon the continued

     employment of the Executive to a subsequent date.

                    (D)  In addition to the retirement benefits

     to which the Executive is entitled under each Pension Plan

     (or any successor plan thereto) that constitutes a defined benefit pension plan, the Company shall pay the Executive

     a lump sum amount, in cash, equal to the excess of (i) the actuarial equivalent of the aggregate retirement pension

     (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the twenty- seven month anniversary of the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the

     Executive would have accrued under the terms of all such Pension

     Plans (without regard to any amendment to any such Pension Plan made subsequent to a Change in Control and on or prior to

     the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits

     thereunder), determined as if the Executive were fully

     vested thereunder and had accumulated (after the Date of

     Termination) twenty-seven (27) additional months of service credit thereunder and had been credited under each such

     Pension Plan during such period with compensation equal to the

     Executive's compensation (as defined in such Pension Plan)

     during the twelve (12) months immediately preceding Date of

     Termination or, if higher, during the twelve months

     immediately prior to the first occurrence of an event or

     circumstance constituting Good Reason, over (ii) the

     actuarial equivalent of the aggregate retirement pension

     (taking into account any early retirement subsidies

     associated therewith and determined as a straight life

     annuity commencing at the date (but in no event earlier than the Date of Termination) as of which the actuarial

     equivalent of such annuity is greatest) which the Executive had accrued pursuant to the provisions of the such Pension

     Plans as of the Date of Termination.  For purposes of this

     Section 6.1(D), "actuarial equivalent" shall be determined using the same assumptions utilized under the Company's tax-

     qualified defined benefit pension plan for salaried

     employees immediately prior to the Date of Termination.

     or, if more favorable to the Executive, immediately prior to the first occurrence of an event or circumstance constituting

     Good Reason.  In addition to the benefits to which the

     Executive is entitled under the Pension Plan (or any successor plan thereto) that constitutes a defined contribution pension plan, the Company shall pay the Executive a lump sum amount,

     in cash, equal to the sum of (i) the amount that would have been contributed thereto by the Company on the Executive's behalf with respect to twenty-seven (27) months immediately following the Date of Termination, determined (x) as if the

     Executive made the maximum permissible contributions thereto during such period, (y) as if the Executive earned compensation during such period at a rate equal to the Executive's

     compensation (as defined in the Pension Plan) during the

     twelve (12) months immediately preceding the Date of

     Termination or, if higher, during the twelve months

     immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and (z) without regard to any amendment to the Pension Plan made subsequent to a Change in

     Control and on or prior to the Date of Termination, which

     amendment adversely affects in any manner the computation of benefits thereunder, and (ii) the excess, if any, of (x) the

     Executive's account balance under the Pension Plan as of the

     Date of Termination over (y) the portion of such account

     balance that is nonforfeitable under the terms of the

     Pension Plan.

                    (E)  If the Executive would have become

     entitled to benefits under the Company's post-retirement

     health care or life insurance plans, as in effect

     immediately prior to the Date of Termination or, if more

     favorable to the Executive, as in effect immediately prior to the first occurrence of an event or circumstance

     constituting Good Reason, had the Executive's employment

     terminated at any time during the period of twenty-seven (27) months after the Date of Termination, the Company shall provide such post-retirement health care or life

     insurance benefits to the Executive and the Executive's

     dependents commencing on the later of (i) the date on which such coverage would have first become available and (ii) the date on which benefits described in subsection (B) of this

     Section 6.1 terminate.

                    (F)  The Company shall provide the Executive

     with outplacement services suitable to the Executive's

     position for a period of one (1) year or, if earlier, until the first acceptance by the Executive of an offer of

     employment; provided, however, that in no event shall the

     cost for such outplacement services exceed $50,000.

          6.2  (A)  Whether or not the Executive becomes entitled

to the Severance Payments, if any of the payments or benefits received or to be received by the Executive in connection with a

Change in Control or the Executive's termination of employment

(whether pursuant to the terms of this Agreement or any other

<plan>

plan, arrangement or agreement with the Company, any Person

whose actions result in a Change in Control or any Person

affiliated with the Company or such Person) (all such payments and benefits, excluding the Gross-Up Payment, being hereinafter referred to as the "Total Payments") will be subject to the Excise

Tax, the Company shall pay to the Executive an additional amount

(the "Gross-Up Payment") such that the net amount retained by the

Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and

Excise Tax upon the Gross-Up Payment, and after taking into account the phase out of itemized deductions attributable to the Gross-Up

Payment, shall be equal to the Total Payments.

               (B)  For purposes of determining whether any of

the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) all of the Total Payments shall be treated as "parachute payments" (within the meaning of section

280G(b)(2) of the Code) unless, in the opinion of tax counsel

("Tax Counsel") reasonably acceptable to the Executive and

selected by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor

(the "Auditor"), such payments or benefits (in whole or in part)

do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (ii) all "excess parachute payments" within the meaning of section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services

actually rendered (within the meaning of section 280G(b)(4)(B)

of the Code) in excess of the Base Amount allocable to such

reasonable compensation, or are otherwise not subject to the

Excise Tax, and (iii) the value of any noncash benefits or

any deferred payment or benefit shall be determined by the

Auditor in accordance with the principles of sections 280G(d)(3)

and (4) of the Code.  For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up

Payment is to be made and state and local income taxes at

the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination (or if there is no Date of Termination, then the date on which the

Gross-Up Payment is calculated for purposes of this Section 6.2),

net of the maximum reduction in federal income taxes which

could be obtained from deduction of such state and local taxes.

               (C)  In the event that the Excise Tax is finally

determined to be less than the amount taken into account

hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days

following the time that the amount of such reduction in the

Excise Tax is finally determined, the portion of the Gross-Up

Payment attributable to such reduction (plus that portion of the

Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive), to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for

purposes of federal, state and local income and employment taxes,

plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code.  In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the

Executive with respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined.  The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

          6.3  The payments provided in subsections (A), (C) and

(D) of Section 6.1 hereof and in Section 6.2 hereof shall be made not later than the fifth day following the Date of Termination

(or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of Section 6.2 hereof); provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Executive or, in the case of payments under

Section 6.2 hereof, in accordance with Section 6.2 hereof, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest on the unpaid remainder (or on all such payments to the extent the Company fails to make such payments when due) at

120% of the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination.

In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at 120% of the rate provided in section 1274(b)(2)(B)

of the Code).  At the time that payments are made under this Agreement,

the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without

limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants

(and any such opinions or advice which are in writing shall be attached to the statement).

          6.4  The Company also shall pay to the Executive all

legal fees and expenses incurred by the Executive in disputing in good faith any issue hereunder relating to the termination of the Executive's employment, in seeking in good faith to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent

attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder.  Such payments shall be made within five (5) business days after delivery of the

Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

          7.  Termination Procedures and Compensation During

Dispute.

          7.1  Notice of Termination.  After a Change in Control

and during the Term, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof.  For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.  Further, a Notice of Termination for

Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause

herein, and specifying the particulars thereof in detail.

          7.2  Date of Termination.  "Date of Termination," with

respect to any purported termination of the Executive's

employment after a Change in Control and during the Term, shall mean (i) if the Executive's employment is terminated for

Disability, thirty (30) days after Notice of Termination is

given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (ii) if the Executive's employment is terminated for any other reason, the date specified in the

Notice of Termination (which, in the case of a termination

by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15)

days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

          7.3  Dispute Concerning Termination.  If within fifteen

(15) days after any Notice of Termination is given, or, if later,

prior to the Date of Termination (as determined without regard to this Section 7.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the earlier of (i) the date on which the Term ends or (ii) the date on which the dispute is finally resolved, either by mutual

written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction

(which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected);

provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Executive only if such notice is given in good faith and the Executive pursues the resolution of such dispute with reasonable diligence.

          7.4  Compensation During Dispute.  If a purported

termination occurs following a Change in Control and during the

Term and the Date of Termination is extended in accordance with

Section 7.3 hereof, the Company shall continue to pay the

Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to,

salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section 7.3 hereof.  Amounts paid under this Section 7.4 are in addition to all other amounts due under this Agreement (other than those due under Section 5.2 hereof) and shall not be offset against or reduce any other amounts due under this Agreement.

          8.  No Mitigation.  The Company agrees that, if the

Executive's employment with the Company terminates during the

Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the

Executive by the Company pursuant to Section 6 hereof or Section

7.4 hereof.  Further, the amount of any payment or benefit

provided for in this Agreement (other than Section 6.1(B) hereof)

shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

          9.  Successors; Binding Agreement.

          9.1  In addition to any obligations imposed by law upon

any successor to the Company, the Company will require any

successor (whether direct or indirect, by purchase, merger,

consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.  Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the

Executive's employment for Good Reason after a Change in Control,

except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

          9.2  This Agreement shall inure to the benefit of and

be enforceable by the Executive's personal or legal

representatives, executors, administrators, successors, heirs,

distributees, devisees and legatees.  If the Executive shall die while any amount would still be payable to the Executive

hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued

to live, all such amounts, unless otherwise provided herein,

shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the

Executive's estate.

          10.  Notices.  For the purpose of this Agreement,

notices and all other communications provided for in the

Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Executive, to the address inserted below the Executive's signature on the final page hereof and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance

herewith, except that notice of change of address shall be

effective only upon actual receipt:

          To the Company:

          Syncor International Corporation
          6464 Canoga Avenue
          Woodland Hills, CA 91367
          Attention:  General Counsel


          11.  Miscellaneous.  No provision of this Agreement may

be modified, waived or discharged unless such waiver,

modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board.  No waiver by either party hereto at any time of any breach by the other party hereto of, or of any lack of

compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.  This Agreement supersedes any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party, including but not limited to the

Benefits Agreement entered into between the Executive and the

Company; provided, however, that this Agreement shall supersede any agreement setting forth the terms and conditions of the

Executive's employment with the Company only in the event that the Executive's employment with the Company is terminated on or following a Change in Control, by the Company other than for

Cause or by the Executive for Good Reason.   The validity,

interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California.  All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such

sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed.  The obligations of the Company and the Executive under this Agreement which by their nature may require either partial or total performance after the expiration of the Term

(including, without limitation, those under Sections 6 and 7 hereof)

shall survive such expiration.

          12.  Validity.  The invalidity or unenforceability of

any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          13.  Counterparts.  This Agreement may be executed in

several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

          14.  Settlement of Disputes; Arbitration.  14.1 All

claims by the Executive for benefits under this Agreement shall be directed to and determined by the Committee and shall be in writing.  Any denial by the Committee of a claim for benefits under this Agreement shall be delivered to the Executive in

writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon.  The

Committee shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Committee a decision of the

Committee within sixty (60) days after notification by the

Committee that the Executive's claim has been denied.

          14.2  Any further dispute or controversy arising under

or in connection with this Agreement shall be settled exclusively by arbitration in Woodland Hills, California in accordance with the rules of the American Arbitration Association then in effect;

provided, however, that the evidentiary standards set forth in this Agreement shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

Notwithstanding any provision of this Agreement to the contrary,

the Executive shall be entitled to seek specific performance of the Executive's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

          15.  Definitions.  For purposes of this Agreement, the

following terms shall have the meanings indicated below:

          (A)  "Affiliate" shall have the meaning set forth in

Rule 12b-2 promulgated under Section 12 of the Exchange Act.

          (B)  "Auditor" shall have the meaning set forth in

Section 6.2 hereof.

          (C)  "Base Amount" shall have the meaning set forth in

section 280G(b)(3) of the Code.

          (D)  "Beneficial Owner" shall have the meaning set

forth in Rule 13d-3 under the Exchange Act.

          (E)  "Board" shall mean the Board of Directors of the

Company.

          (F)  "Cause" for termination by the Company of the

Executive's employment shall mean (i) the willful and continued

failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a

Notice of Termination for Good Reason by the Executive pursuant to Section 7.1 hereof) that has not been cured within 30 days after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically

identifies the manner in which the Board believes that the

Executive has not substantially performed the Executive's duties,

or (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its

subsidiaries, monetarily or otherwise.  For purposes of clauses

(i) and (ii) of this definition, (x) no act, or failure to act,

on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company and (y) in the event of a dispute concerning the application of this provision,

no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Committee by clear and convincing evidence that Cause exists.

          (G)  A "Change in Control" shall be deemed to have

occurred if the event set forth in any one of the following

paragraphs shall have occurred:

                    (I)  any Person is or becomes the Beneficial

          Owner, directly or indirectly, of securities of the

          Company (not including in the securities beneficially

          owned by such Person any securities acquired directly

          from the Company or its affiliates) representing 25% or

          more of the combined voting power of the Company's then

          outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

                    (II)  the following individuals cease for any

          reason to constitute a majority of the number of

          directors then serving: individuals who, on the date

          hereof, constitute the Board and any new director

          (other than a director whose initial assumption of

          office is in connection with an actual or threatened

          election contest, including but not limited to a

          consent solicitation, relating to the election of

          directors of the Company) whose appointment or election

          by the Board or nomination for election by the

          Company's stockholders was approved or recommended by a

          vote of at least two-thirds (2/3) of the directors then

          still in office who either were directors on the date

          hereof or whose appointment, election or nomination for election was previously so approved or recommended; or;

                    (III)  there is consummated a merger or

          consolidation of the Company or any direct or indirect

          subsidiary of the Company with any other corporation,

          other than (i) a merger or consolidation immediately

          following which the individuals who comprise the Board

          immediately prior thereto constitute at least a

          majority of the board of directors of the Company, the

          entity surviving such merger or consolidation or any

          parent thereof (or a majority plus one member where

          such board comprises an odd number of members), or (ii)

          a merger or consolidation effected to implement a

          recapitalization of the Company (or similar

          transaction) in which no Person is or becomes the

          Beneficial Owner, directly or indirectly, of securities

          of the Company (not including in the securities

          Beneficially Owned by such Person any securities

          acquired directly from the Company or its Affiliates)

          representing 25% or more of the combined voting power

          of the Company's then outstanding securities; or

                    (IV) the stockholders of the Company approve

          a plan of complete liquidation or dissolution of the

          Company or there is consummated an agreement for the

          sale or disposition by the Company of all or

          substantially all of the Company's assets, other than a

          sale or disposition by the Company of all or

          substantially all of the Company's assets to an entity

          a majority of the board of directors of which (or of

          any parent thereof) immediately following such sale or

          disposition comprise the individuals or who comprised

          the  Board immediately prior thereto (or a majority

          plus one member where such board comprises an odd

          number of members).

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the

Company immediately prior to such transaction or series of

transactions continue to have substantially the same

proportionate ownership in an entity which owns all or

substantially all of the assets of the Company immediately

following such transaction or series of transactions.

          (H)  "Code" shall mean the Internal Revenue Code of

1986, as amended from time to time.

          (I)  "Committee" shall mean (i) the individuals (not

fewer than three in number) who, on the date six months before a

Change in Control, constitute the Compensation Committee of the

Board, plus (ii) in the event that fewer than three individuals are available from the group specified in clause (i) above for any reason, such individuals as may be appointed by the

individual or individuals so available (including for this purpose any individual or individuals previously so appointed under this clause (ii)).

          (J)  "Company" shall mean Syncor International

Corporation and, except in determining under Section 15(E) hereof whether or not any Change in Control of the Company has occurred,

shall include any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law,

or otherwise.

          (K)  "Date of Termination" shall have the meaning set

forth in Section 7.2 hereof.

          (L)  "Disability" shall be deemed the reason for the

termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Executive a Notice of Termination for Disability, and,

within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

          (M)  "Exchange Act" shall mean the Securities Exchange

Act of 1934, as amended from time to time.

          (N)  "Excise Tax" shall mean any excise tax imposed

under section 4999 of the Code.

          (O)  "Executive" shall mean the individual named in the

first paragraph of this Agreement.

          (P)  "Good Reason" for termination by the Executive of

the Executive's employment shall mean the occurrence (without the

Executive's express written consent) after any Change in Control,

or prior to a Change in Control under the circumstances described in clauses (ii) and (iii) of the second sentence of Section 6.1 hereof (treating all references in paragraphs (I) through (VII)

below to a "Change in Control" as references to a "Potential

Change in Control"), of any one of the following acts by the

Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (V),

(VI) or (VII) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of

Termination given in respect thereof:

                    (I)  the assignment to the Executive of any

          duties inconsistent with the Executive's status as a

          senior executive officer of the Company or a

          substantial adverse alteration in the nature or status

          of the Executive's responsibilities from those in

          effect immediately prior to the Change in Control

          including, without limitation, if the Executive was,

          immediately prior to the Change in Control, an

          executive officer of a public company, the Executive

          ceasing to be an executive officer of a public company;

                    (II)  a reduction by the Company in the

          Executive's annual base salary as in effect on the date

          hereof or as the same may be increased from time to

          time;

                    (III)  the relocation of the Executive's

          principal place of employment to a location more than 50 miles from the Executive's principal place of employment immediately prior to the Change in Control or the Company's requiring the Executive to be based anywhere other than such principal place of employment (or permitted relocation

          thereof) except for required travel on the Company's

          business to an extent substantially consistent with the

          Executive's present business travel obligations;

                    (IV)  the failure by the Company to pay to

          the Executive any portion of the Executive's current

          compensation or to pay to the Executive any portion of

          an installment of deferred compensation under any

          deferred compensation program of the Company, within

          seven (7) days of the date such compensation is due;

                    (V)  the failure by the Company to continue

          in effect any compensation plan in which the Executive participates immediately prior to the Change in Control which is material to the Executive's total compensation,

          unless an equitable arrangement (embodied in an ongoing

          substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the

          Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable,

          both in terms of the amount or timing of payment of benefits provided and the level of the Executive's participation

          relative to other participants, as existed immediately

          prior to the Change in Control;

                    (VI)  the failure by the Company to continue

          to provide the Executive with benefits substantially

          similar to those enjoyed by the Executive under any of

          the Company's pension, savings, life insurance,

          medical, health and accident, or disability plans

          in which the Executive was participating immediately

          prior to the Change in Control, the taking of any

          other action by the Company which would directly or

          indirectly materially reduce any of such benefits or

          deprive the Executive of any material fringe benefit

          enjoyed by the Executive at the time of the Change in

          Control, or the failure by the Company to provide the

          Executive with the number of paid vacation days to

          which the Executive is entitled on the basis of years

          of service with the Company in accordance with the

          Company's normal vacation policy in effect at the time

          of the Change in Control; or

                    (VII)  any purported termination of the

          Executive's employment which is not effected pursuant

          to a Notice of Termination satisfying the requirements

          of Section 7.1 hereof; for purposes of this Agreement, no such purported termination shall be effective.

          The Executive's right to terminate the Executive's

employment for Good Reason shall not be affected by the

Executive's incapacity due to physical or mental illness.  The

Executive's continued employment shall not constitute consent to,

or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

          For purposes of any determination regarding the

existence of Good Reason, any claim by the Executive that Good

Reason exists shall be presumed to be correct unless the Company establishes to the Committee by clear and convincing evidence that Good Reason does not exist.

          (Q)  "Gross-Up Payment" shall have the meaning set

forth in Section 6.2 hereof.

          (R)  "Notice of Termination" shall have the meaning set

forth in Section 7.1 hereof.

          (S)  "Pension Plan" shall mean (i) any tax-qualified,

supplemental or excess defined benefit pension plan maintained by the Company and any other defined benefit plan or agreement entered into between the Executive and the Company which is designed to provide the Executive with supplemental retirement benefits and

(ii) tax-qualified, supplemental or excess defined contribution plan maintained by the Company and any other defined contribution plan or agreement entered into between the Executive and the Company.

          (T)  "Person" shall have the meaning given in Section

3(a)(9) of the Exchange Act, as modified and used in Sections

13(d) and 14(d) thereof, except that such term shall not include

(i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly,

by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (U)  "Potential Change in Control" shall be deemed to

have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                    (I)  the Company enters into an agreement,

          the consummation of which would result in the

          occurrence of a Change in Control;

                    (II)  the Company or any Person publicly

          announces an intention to take or to consider taking

          actions which, if consummated, would constitute a

          Change in Control;

                    (III)  any Person becomes the Beneficial

          Owner, directly or indirectly, of securities of the

          Company representing 10% or more of either the then

          outstanding shares of common stock of the Company or

          the combined voting power of the Company's then

          outstanding securities (not including in the securities

          beneficially owned by such Person any securities acquired directly from the Company or its affiliates); or

                    (IV)  the Board adopts a resolution to the

          effect that, for purposes of this Agreement, a

          Potential Change in Control has occurred.

          (V)  "Retirement" shall be deemed the reason for the

termination by the Executive of the Executive's employment if such employment is terminated in accordance with the Company's retirement policy, including early retirement, generally

applicable to its salaried employees.

          (W)  "Severance Payments" shall have the meaning set

forth in Section 6.1 hereof.

          (X)  "Tax Counsel" shall have the meaning set forth in

Section 6.2 hereof.

          (Y)  "Term" shall mean the period of time described in

Section 2 hereof (including any extension, continuation or

termination described therein).

          (Z)  "Total Payments" shall mean those payments so

described in Section 6.2 hereof.

          IN WITNESS WHEREOF, the parties have executed this

Agreement as of the date first above written.



                         SYNCOR INTERNATIONAL CORPORATION



                         By:/s/Robert G. Funari
                         Name:
                         Title:



                         /s/David Ward
                         David Ward

                          Exhibit 10.12

                SYNCOR INTERNATIONAL CORPORATION
                     SPECIAL SEVERANCE PLAN

                    WHEREAS, Syncor International Corporation
(the "Company") considers it essential to the best interests of its stockholders to foster the continued employment of key management personnel; and

                    WHEREAS, the Board recognizes that, as is the case with many publicly held corporations, the possibility of a Change in Control exists and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and

                    WHEREAS, the Board has determined that
appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control;

                    NOW, THEREFORE, the Company hereby adopts the Syncor International Corporation Special Severance Plan (the
"Plan") for the benefit of certain employees of the Company, on the terms and conditions hereinafter stated.

SECTION 1.  DEFINITIONS.  As hereinafter used:

           1.1 "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

           1.2 "Auditor" shall have the meaning set forth in Section 2.2 hereof.

           1.3 "Base Amount" shall have the meaning set forth in section 280G(b)(3) of the Code.

           1.4 "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

           1.5    "Board" shall mean the Board of Directors of the Company.

           1.6 "Cause" for termination by the Company of the Participant's employment shall mean (i) the willful and continued failure by the Participant to substantially perform the Participant's duties with the Company (other than any such failure resulting from the Participant's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Participant pursuant to Section 3.1 hereof) that has not been cured within 30 days after a written demand for substantial performance is delivered to the Participant by the Board, which demand specifically identifies the manner in which the Board believes that the Participant has not substantially performed the Participant's duties, or (ii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's act, or failure to act, was in the best interest of the Company.

           1.7 "Change in Control" shall mean the occurrence of any of the following events:

           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of paragraph (iii) below; or

           (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

           (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or any parent thereof (or a majority plus one member where such board comprises an odd number of members), or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

           (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity a majority of the board of directors of which (or of any parent thereof) immediately following such sale or disposition comprise the individuals who comprised the Board immediately prior thereto (or a majority plus one member where such board comprises an odd number of members).

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

           1.8 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

           1.9 "Committee" shall mean (i) the individuals (not fewer than three in number) who, on the date six months before a Change in Control, constitute the compensation committee of the Board, plus
(ii) in the event that fewer than three individuals are available from the group specified in clause (i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for this purpose any individual or individuals previously so appointed under this clause (ii)).

           1.10 "Company" shall mean Syncor International Corporation and, except in determining under Section 1.7 hereof whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets which assumes and agrees to perform this Plan by operation of law, or otherwise.

           1.11   "Date of Termination" shall have the meaning set forth in
Section 3.2 hereof.

           1.12 "Disability" shall be deemed the reason for the termination by the Company of the Participant's employment, if, as a result of the Participant's incapacity due to physical or mental illness, the Participant shall have been absent from the full-time performance of the Participant's duties with the Company for a period of six (6) consecutive months, the Company shall have given the Participant a Notice of Termination for Disability, and, within thirty (30) days after such

Notice of Termination is given, the Participant shall not have returned to the full-time performance of the Participant's duties.

           1.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

           1.14   "Excise Tax" shall mean any excise tax imposed under
section 4999 of the Code.

           1.15 "Good Reason" for termination by the Participant of the Participant's employment shall mean the occurrence (without the Participant's express written consent) after any Change in Control, or prior to a Change in Control under the circumstances described in clauses (ii) and (iii) of the second sentence of
Section 2.1 hereof (treating all references in paragraphs (i) through (vii) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (i),
(v), (vi) or (vii) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                    (i) the assignment to the Participant of any duties inconsistent with the Participant's status as a key employee of the Company or a substantial adverse alteration in the nature or status of the Participant's responsibilities from those in effect immediately prior to the Change in Control;

                    (ii) a reduction by the Company in the Participant's annual base salary as in effect on the date hereof or as the same may be increased from time to time;

                    (iii) the relocation of the Participant's principal place of employment to a location more than 50 miles from the Participant's principal place of employment immediately prior to the Change in Control or the Company's requiring the Participant to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Participant's present business travel obligations;

                    (iv) the failure by the Company to pay to the Participant any portion of the Participant's current compensation or to pay to the Participant any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven (7) days of the date such compensation is due;

                    (v) the failure by the Company to continue in effect any compensation plan in which the Participant participates immediately prior to the Change in Control which is material to the Participant's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Participant's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount or timing of payment of benefits provided and the level of the Participant's participation relative to other participants, as existed immediately prior to the Change in Control;

                    (vi) the failure by the Company to continue to provide the Participant with benefits substantially similar to those enjoyed by the Participant under any of the Company's pension, savings, life insurance, medical, health and accident, or disability plans in which the Participant was participating immediately prior to the Change in Control, the taking of any other action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Participant of any material fringe benefit enjoyed by the Participant at the time of the Change in Control, or the failure by the Company to provide the Participant with the number of paid vacation days to which the Participant is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control; or

                    (vii) any purported termination of the Participant's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3.1 hereof; for purposes of this Plan, no such purported termination shall be effective.

          The Participant's right to terminate the Participant's employment for Good Reason shall not be affected by the Participant's incapacity due to physical or mental illness. The Participant's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

          1.16 "Notice of Termination" shall have the meaning set forth in Section 3.1 hereof.

          1.17 "Participant" shall mean (i) each individual who, on the date hereof, is employed by the Company at the Director, Executive Director or Vice President level, including but limited to the individuals listed on Exhibit A hereto and (ii) each individual who, on the date of a Change in Control, is employed by the Company at the Director, Executive Director or Vice
President level; provided, however, that no person with respect to whom an individual Benefits Agreement, severance arrangement or employment agreement is in effect as of the Change in Control (unless waived by such person) shall be considered a Participant under the Plan.

          1.18 "Pension Plan" shall mean (i) any tax-qualified, supplemental or excess defined benefit pension plan maintained by the Company and any other defined benefit plan or agreement entered into between the Participant and the Company which is designed to provide the Participant with supplemental retirement benefits and (ii) any tax-qualified, supplemental or excess defined contribution plan maintained by the Company and any other defined contribution plan or agreement entered into between the Participant and the Company.

          1.19 "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          1.20 "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                    (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                    (ii) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                    (iii) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates); or

                    (iv) the Board adopts a resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.

          1.21 "Severance Payments" shall have the meaning set forth in Section 2.1 hereof.

          1.22   "Tax Counsel" shall have the meaning set forth in
Section 2.2 hereof.

          1.23 "Term" shall mean the period commencing on the date hereof and ending on December 31, 2002; provided, however, that commencing on January 1, 2002 and each January 1 thereafter, the Term shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Company shall have given notice to each Participant not to extend the Term; and further provided, however, that if a Change in Control shall have occurred during the Term, the Term shall expire no earlier than twenty-four (24) months beyond the month in which such Change in Control occurred.

          1.24 "Total Payments" shall mean those payments so described in Section 2.2 hereof.

SECTION 2.  BENEFITS.

          2.1 Subject to the provisions of Section 2.2 hereof, if the Participant's employment is terminated following a Change in Control and during the Term, other than (A) by the Company for

Cause, (B) by reason of death or Disability, or (C) by the Participant without Good Reason, then the Company shall pay the Participant the amounts, and provide the Participant the benefits, described in this Section 2.1 ("Severance Payments"). For purposes of this Plan, the Participant's employment shall be deemed to have been terminated following a Change in Control by the Company without Cause or by the Participant with Good Reason, if (i) the Participant's employment is terminated by the Company without Cause prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination was at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control, (ii) the Participant terminates his employment for Good Reason prior to a Change in Control (whether or not a Change in Control ever occurs) and the circumstance or event which constitutes Good Reason occurs at the request or direction of such Person, or (iii) the Participant's employment is terminated by the Company without Cause or by the Participant for Good Reason and such termination or the circumstance or event which constitutes Good Reason is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs).

                  (A)  In lieu of any further salary payments
to the Participant for periods subsequent to the Date of Termination and in lieu of any severance benefit otherwise payable to the Participant, the Company shall pay to the Participant a lump sum severance payment, in cash, equal to the sum of (i) the Participant's base salary as in effect immediately prior to the Date of Termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and (ii) the greater of the average annual bonus earned by the Participant pursuant to any annual bonus or incentive plan maintained by the Company in respect of the three fiscal years ending immediately prior to the fiscal year in which occurs the Date of Termination or, if higher, immediately prior to the fiscal year in which occurs the first event or circumstance constituting Good Reason and the Participant's target annual bonus under such plan for the year in which occurs the Date of Termination or, if higher, for the year immediately preceding the year in which occurs the first event or circumstance constituting Good Reason.

                  (B)  For the twelve (12) month period
immediately following the Date of Termination, the Company shall arrange to provide the Participant and his dependents life, disability, accident and health insurance benefits substantially similar to those provided to the Participant and his dependents immediately prior to the Date of Termination or, if more favorable to the Participant, those provided to the Participant and his dependents immediately prior to the first occurrence of an event or circumstance constituting Good Reason, at no greater cost to the Participant than the cost to the Participant immediately prior to such date or occurrence; provided, however, that, unless the Participant consents to a different method (after taking into account the effect of such method on the calculation of "parachute payments" pursuant to Section 2.2 hereof), such health insurance benefits shall be provided through a third-party insurer. Benefits otherwise receivable by the Participant pursuant to this Section 2.1 (B) shall be reduced to the extent benefits of the same type are received by or made available to the Participant during the twelve (12) month period following the Participant's termination of employment (and any such benefits received by or made available to the Participant shall be reported to the Company by the Participant); provided, however, that the Company shall reimburse the Participant for the excess, if any, of the cost of such benefits to the Participant over such cost immediately prior to the Date of Termination or, if more favorable to the Participant, the first occurrence of an event or circumstance constituting Good Reason. If the Severance Payments shall be decreased pursuant to Section 2.2 hereof, and the Section 2.1(B) benefits which remain payable after the application of Section 2.2 hereof are thereafter reduced pursuant to the immediately preceding sentence, the Company shall, no later than five (5) business days following such reduction, pay to the Participant the least of (a) the amount of the decrease made in the Severance Payments pursuant to Section 2.2 hereof,
(b) the amount of the subsequent reduction in these Section 2.1(B) benefits, or (c) the maximum amount which can be paid to the Participant without being, or causing any other payment to be, nondeductible by reason of section 280G of the Code.

                  (C)  Notwithstanding any provision of any
annual or long-term incentive plan to the contrary, the Company shall pay to the Participant a lump sum amount, in cash, equal to any unpaid incentive compensation which has been allocated or awarded to the Participant for a completed fiscal year or other measuring period preceding the Date of Termination under any such plan and which, as of the Date of Termination, is contingent only upon the continued employment of the Participant to a subsequent date.

                  (D)  In addition to the retirement benefits
to which the Participant is entitled under each Pension Plan (or any successor plan thereto) that constitutes a defined benefit pension plan, the Company shall pay the Participant a lump sum amount, in cash, equal to the excess of (i) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the first anniversary of the Date of Termination) as of which the actuarial equivalent of such annuity

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is greatest) which the Participant would have accrued under the terms of all such Pension Plans (without regard to any amendment to any such Pension Plan made subsequent to a Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if the Participant were fully vested thereunder and had accumulated (after the Date of Termination) twelve (12) additional months of service credit thereunder and had been credited under each such Pension Plan during such period with compensation equal to the Participant's compensation (as defined in such Pension Plan) during the twelve
(12) months immediately preceding the Date of Termination or, if higher, during the twelve months immediately prior to the first occurrence of an event or circumstance constituting Good Reason, over (ii) the actuarial equivalent of the aggregate retirement pension (taking into account any early retirement subsidies associated therewith and determined as a straight life annuity commencing at the date (but in no event earlier than the Date of Termination) as of which the actuarial equivalent of such annuity is greatest) which the Participant had accrued pursuant to the provisions of the such Pension Plans as of the Date of Termination. For purposes of this Section 2.1(D), "actuarial equivalent" shall be determined using the same assumptions utilized under the Company's tax-qualified defined benefit pension plan for salaried employees immediately prior to the Date of Termination. or, if more favorable to the Participant, immediately prior to the first occurrence of an event or circumstance constituting Good Reason. In addition to the benefits to which the Participant is entitled under the Pension Plan (or any successor plan thereto) that constitutes a defined contribution pension plan, the Company shall pay the Participant a lump sum amount, in cash, equal to the sum of (i) the amount that would have been contributed thereto by the Company on the Participant's behalf during the one year immediately following the Date of Termination, determined (x) as if the Participant made the maximum permissible contributions thereto during such period, (y) as if the Participant earned compensation during such period at a rate equal to the Participant's compensation (as defined in the Pension Plan) during the twelve (12) months immediately preceding the Date of Termination or, if higher, during the twelve months immediately prior to the first occurrence of an event or circumstance constituting Good Reason, and (z) without regard to any amendment to the Pension Plan made subsequent to a Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of benefits thereunder, and (ii) the excess, if any, of (x) the Participant's account balance under the Pension Plan as of the Date of Termination over (y) the portion of such account balance that is nonforfeitable under the terms of the Pension Plan.

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                  (E)  If the Participant would have become
entitled to benefits under the Company's post-retirement health care or life insurance plans, as in effect immediately prior to the Date of Termination or, if more favorable to the Participant, as in effect immediately prior to the first occurrence of an event or circumstance constituting Good Reason, had the Participant's employment terminated at any time during the period of twelve (12) months after the Date of Termination, the Company shall provide such post-retirement health care or life insurance benefits to the Participant and the Participant's dependents commencing on the later of (i) the date on which such coverage would have first become available and (ii) the date on which benefits described in subsection (B) of this Section 2.1 terminate.

                  (F)  The Company shall provide the
Participant with outplacement services suitable to the Participant's position for a period of one (1) year or, if earlier, until the first acceptance by the Participant of an offer of employment; provided, however, that in no event shall the cost for such outplacement services exceed $50,000.

          2.2 (A) Notwithstanding any other provisions of this Plan, in the event that any payment or benefit received or to be received by the Participant in connection with a Change in Control or the termination of the Participant's employment (whether pursuant to the terms of this Plan or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter referred to as the "Total Payments") would be subject (in whole or part), to the Excise Tax, then, after taking into account any reduction in the Total Payments provided by reason of section 280G of the Code in such other plan, arrangement or agreement, the cash Severance Payments shall first be reduced, and the noncash Severance Payments shall thereafter be reduced, to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax but only if (A) the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments and after taking into account the phase out of itemized deductions attributable to such reduced Total Payments) is greater than or equal to (B) the net amount of such Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of Excise Tax to which the Participant would be subject in respect of such unreduced Total Payments and after taking into account the phase out of itemized deductions attributable to such unreduced Total Payments); provided, however, that the Participant may elect to have the noncash Severance Payments

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reduced (or eliminated) prior to any reduction of the cash
Severance Payments.

                  (B)  For purposes of determining whether and
the extent to which the Total Payments will be subject to the Excise Tax, (i) no portion of the Total Payments the receipt or enjoyment of which the Participant shall have waived at such time and in such manner as not to constitute a "payment" within the meaning of section 280G(b) of the Code shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which, in the opinion of tax counsel ("Tax Counsel") reasonably acceptable to the Participant and selected by the accounting firm (the "Auditor") which was, immediately prior to the Change in Control, the Company's independent auditor, does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code (including by reason of section 280G(b)(4)(A) of the Code) and, in calculating the Excise Tax, no portion of such Total Payments shall be taken into account which, in the opinion of Tax Counsel, constitutes reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, and (iii) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the Code.
                  (C) At the time that payments are made under this Plan, the Company shall provide the Participant with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement). If the Participant objects to the Company's calculations, the Company shall pay to the Participant such portion of the Severance Payments (up to 100% thereof) as the Participant determines is necessary to result in the proper application of subsection A of this Section 2.2.

          2.3  The payments provided in subsections (A), (C) and
(D) of Section 2.1 hereof shall be made not later than the fifth day following the Date of Termination; provided, however, that if the amounts of such payments, and the limitation on such payments set forth in Section 2.2 hereof, cannot be finally determined on or before such day, the Company shall pay to the Participant on such day an estimate, as determined in good faith by the Participant, of the minimum amount of such payments to which the Participant is clearly entitled and shall pay the remainder of such payments (together with interest on the unpaid remainder (or on all such payments to the extent the Company fails to make such payments when due) at 120% of the rate provided in section

1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Participant, payable on the fifth (5th) business day after demand by the Company (together with interest at 120% of the rate provided in section 1274(b)(2)(B) of the Code).

          2.4 The Company also shall pay to the Participant all legal fees and expenses incurred by the Participant in disputing in good faith any issue hereunder relating to the termination of the Participant's employment, in seeking in good faith to obtain or enforce any benefit or right provided by this Plan or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder. Such payments shall be made within five (5) business days after delivery of the Participant's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

SECTION 3.  TERMINATION PROCEDURES AND COMPENSATION DURING
            DISPUTE.

          3.1 Notice of Termination. After a Change in Control and during the Term, any purported termination of the Participant's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 6 hereof. For purposes of this Plan, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Plan relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Participant's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Participant and an opportunity for the Participant, together with the Participant's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Participant was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

          3.2 Date of Termination. "Date of Termination," with respect to any purported termination of the Participant's employment after a Change in Control and during the Term, shall mean (i) if the Participant's employment is terminated for

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Disability, thirty (30) days after Notice of Termination is given
(provided that the Participant shall not have returned to the full-time performance of the Participant's duties during such thirty (30) day period), and (ii) if the Participant's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Participant, shall not be less than fifteen
(15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

          3.3  Dispute Concerning Termination.  If within fifteen
(15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 3.3), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be extended until the earlier of (i) the date on which the Term ends or (ii) the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by a notice of dispute given by the Participant only if such notice is given in good faith and the Participant pursues the resolution of such dispute with reasonable diligence.

          3.4 Compensation During Dispute. If a purported termination occurs following a Change in Control and during the Term and the Date of Termination is extended in accordance with
Section 3.3 hereof, the Company shall continue to pay the Participant the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Participant as a participant in all compensation, benefit and insurance plans in which the Participant was participating when the notice giving rise to the dispute was given, until the Date of Termination, as determined in accordance with Section 3.3 hereof. Amounts paid under this
Section 3.4 are in addition to all other amounts due under this Plan and shall not be offset against or reduce any other amounts due under this Plan.

SECTION 4. NO MITIGATION. The Company agrees that, if the Participant's employment with the Company terminates during the Term, the Participant is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Participant by the Company pursuant to Section 2 hereof or
Section 3.4 hereof. Further, the amount of any payment or benefit provided for in this Plan (other than Section 2.1(B) hereof) shall not be reduced by any compensation earned by the Participant as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Participant to the Company, or otherwise.

SECTION 5.  SUCCESSORS; BINDING AGREEMENT.

          5.1 In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Plan in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of its obligations under this Plan and shall entitle each Participant to compensation from the Company in the same amount and on the same terms as the Participant would be entitled to hereunder if the Participant were to terminate the Participant's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

          5.2 The Company's obligations under this Plan shall inure to the benefit of and be enforceable by the Participant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Participant shall die while any amount would still be payable to the Participant hereunder (other than amounts which, by their terms, terminate upon the death of the Participant) if the Participant had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Plan to the executors, personal representatives or administrators of the Participant's estate.

SECTION 6. NOTICES. Notices and all other communications provided for hereunder shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to the most recent address shown in the personnel records of the Company and, if to the Company, to the address set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                    To the Company:

                    Syncor International Corporation
                    6464 Canoga Avenue
                    Woodland Hills, CA 91367
                    Attention:  General Counsel

SECTION 7.  SETTLEMENT OF DISPUTES; ARBITRATION.

          7.1 All claims by the Participant for benefits under this Plan shall be directed to and determined by the Committee and shall be in writing. Any denial by the Committee of a claim for benefits under this Plan shall be delivered to the Participant in writing and shall set forth the specific reasons for the denial and the specific provisions of this Plan relied upon. The Committee shall afford a reasonable opportunity to the Participant for a review of the decision denying a claim and shall further allow the Participant to appeal to the Committee a decision of the Committee within sixty (60) days after notification by the Committee that the Participant's claim has been denied.

          7.2 Any further dispute or controversy arising under or in connection with this Plan shall be settled exclusively by arbitration in Woodland Hills, California in accordance with the rules of the American Arbitration Association then in effect; provided, however, that the evidentiary standards set forth in this Plan shall apply. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Notwithstanding any provision of this Plan to the contrary, the Participant shall be entitled to seek specific performance of the Participant's right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Plan.

SECTION 8.  PLAN MODIFICATION OR TERMINATION.

            The Plan may be amended or terminated by the Board at any time; provided, however, that during the pendency of a Potential Change in Control and during the two (2) period following a Change in Control, the Plan (Including Exhibit A hereto) may not be terminated or amended, if such amendment would be adverse to the interests of any Participant, without the consent of such Participant.

SECTION 9.  GENERAL PROVISIONS.

          9.1 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Participant has agreed. The obligations of the Company and the Participant under this Agreement which by their nature may require either partial or total performance after the expiration of the Term (including, without limitation, those under Sections 2 and 3 hereof) shall survive such expiration.

          9.2 Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant, or any person whomsoever, the right to be retained in the service of the Company, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been adopted.

          9.3 The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

          9.4 The Plan shall not be funded. No Participant shall have any right to, or interest in, any assets of the Company which may be applied by the Company to the payment of benefits or other rights under this Plan.

          9.5 The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which shall remain in full force and effect.